UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14c of the
Securities Exchange Act of 1934

Check the appropriate box:

☐    Preliminary Information Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒    Definitive Information Statement

 Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Check the appropriate box:

☐    No fee required.
☒    Fee computed on table below per Exchange Act Rules of 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock

(2) Aggregate number of securities to which transaction applies: 7,000,000

(3) Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined): $17.92 per share of common stock, which is the average of the high and low price per share of the     registrant’s common stock reported on The NASDAQ Global Select Market on May 8, 2017

(4) Proposed maximum aggregate value of transaction: $125,440,000

(5) Total fee paid: $25,088

☒    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $26,516

(2) Form, Schedule or Registration No.: PREM14C

(3) Filing Party: Registrant

(4) Date Filed: May 3, 2017

MAMMOTH ENERGY SERVICES, INC.
14201 Caliber Drive Suite 300
Oklahoma City, Oklahoma 73134

Notice of Action Taken Pursuant to Written Consent of the Stockholders

Dear Stockholder:

The accompanying Notice and Information Statement are furnished to holders of shares of common stock, par value $0.01 per share (the “Common Stock”), of Mammoth Energy Services, Inc. (the “Company”, “our”, “we” or “us”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Regulation 14C and Schedule 14C thereunder, and Section 228 of the Delaware General Corporation Law (the “DGCL”) in connection with the approval by written consent of the holders of a majority of the issued and outstanding shares of Common Stock (the “Written Consent”). The purpose of this Notice and Information Statement is to notify our stockholders that, on May 1, 2017, we received a Written Consent from certain of our stockholders, holding or able to direct the vote of approximately 78.7% of the then total issued and outstanding voting capital stock of the Company (the “Stockholder Consent”), comprised of 29,517,653 shares of our Common Stock, to implement the ratifications and approvals described below.

We are required to obtain stockholder approval of certain aspects of the transaction described below to ensure compliance with Listing Rule 5635(a)(2) of The NASDAQ Global Select Market (“NASDAQ”). On March 20, 2017, the Company entered into three definitive contribution agreements, one such agreement with MEH Sub LLC (“MEH Sub”), a Delaware limited liability company and an affiliate of Wexford Capital LP ("Wexford"), Gulfport Energy Corporation (“Gulfport”), a Delaware corporation, Rhino Exploration LLC, a Delaware limited liability company, and Mammoth Energy Partners LLC (“Mammoth Partners LLC”), a Delaware limited liability company, and the other two agreements with MEH Sub, Gulfport and Mammoth Partners LLC (collectively, the “Contribution Agreements”), pursuant to which the Company agreed to acquire, through Mammoth Partners LLC, all outstanding membership interests in Sturgeon Acquisitions LLC, a Delaware limited liability company, Stingray Energy Services LLC, a Delaware limited liability company, and Stingray Cementing LLC, a Delaware limited liability company (collectively, the “Targets”). On May 12, 2017, each of these Contribution Agreements was amended and restated to add an additional contributor as a party thereto. These three Contribution Agreements, as so amended and restated, are referred to collectively, as the “Amended and Restated Contribution Agreements.” The Targets will be acquired pursuant to the Contribution Agreements for aggregate consideration consisting of 7,000,000 shares (the “Stock Consideration”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) valued at approximately $133.4 million, based on the closing price of $19.06 per share for the Common Stock on March 20, 2017 (collectively, the “Transaction”).

The issuance of the Stock Consideration to MEH Sub and Gulfport in the Transaction requires stockholder approval under NASDAQ Listing Rule 5635(a)(2), which requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3) of the NASDAQ Listing Rules) of the acquiring company has a five percent or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of five percent or more. Prior to the Transaction, an affiliate of Wexford and Gulfport owned 54.5% and 24.2%, respectively, of the outstanding Common Stock. To ensure compliance with the NASDAQ requirements referenced above and the closing conditions of the Contribution Agreements, the Stockholder Consent was obtained to approve the consummation of the Transaction in accordance with the terms of the Contribution Agreements. Each Contribution Agreement is attached as an Exhibit to the Information Statement.

This Notice and the accompanying Information Statement are being furnished to you to inform you that the foregoing consent actions have been approved by the holders of, or persons able to direct the vote of, a majority of the issued and outstanding shares of our Common Stock in accordance with Section 228 of the DGCL, our Amended and Restated Certificate of Incorporation and Rule 14c-2 promulgated under the Exchange Act. The Board of Directors is not soliciting your proxy in connection with the Stockholder Consent actions and proxies are not requested from stockholders. The approvals set forth in the Stockholder Consent will not become effective before a date which is 20 days after this Information Statement is first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by a majority of the holders of our Common Stock.

Important notice regarding the availability of the Notice of Action Taken Pursuant to the Written Consent of the Stockholders and Information Statement for the Written Consent: This Notice of Action Taken Pursuant to Written

Consent of the Stockholders and the Information Statement are available on the Investor Relations section of the Company’s website (http://ir.mammothenergy.com/).

Additional copies of this Information Statement may be obtained without charge and upon request directed to Mr. Don Crist by telephone at (405) 608-6007 or by mail at 14201 Caliber Drive Suite 300, Oklahoma City, Oklahoma 73134. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors of Mammoth Energy Services, Inc.

Date:	May 15, 2017	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED
TO STOCKHOLDERS ON OR ABOUT MAY 15, 2017.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

MAMMOTH ENERGY SERVICES, INC.
14201 Caliber Drive Suite 300
Oklahoma City, Oklahoma 73134
INFORMATION STATEMENT
NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being furnished on or about May 15, 2017, to the holders of record of the common stock, par value $0.01 per share (“Common Stock”) of Mammoth Energy Services, Inc. (the “Company”) in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock (the “Written Consent”) taken without a meeting to approve the actions described in this Information Statement.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders. In addition, the Closing of the Transaction (as defined below) is subject to other customary closing conditions which need to be satisfied prior to the Closing of the Transaction.

On March 20, 2017 and May 12, 2017, the Board of Directors (the “Board”) of the Company approved and, on May 1, 2017, stockholders of the Company, collectively representing approximately 78.7% of the issued and outstanding shares of Common Stock consented in writing, to the actions described below. Such stockholder consent constitutes the consent of a majority of the total number of shares of the Company’s outstanding Common Stock and is sufficient under Section 228 of the Delaware General Corporation Law (the “DGCL”), the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Company’s Amended and Restated Bylaws (the “Bylaws”), and the rules of The NASDAQ Global Select Market to approve such actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the Transaction as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the Written Consent.

SUMMARY OF CORPORATE ACTIONS AND THE TRANSACTION
General

On March 20, 2017, the Company entered into three definitive contribution agreements, one such agreement with MEH Sub LLC (“MEH Sub”), a Delaware limited liability company and an affiliate of Wexford Capital LP (“Wexford”), Gulfport Energy Corporation (“Gulfport”), a Delaware corporation, Rhino Exploration LLC (“Rhino”), a Delaware limited liability company, and Mammoth Energy Partners LLC (“Mammoth Partners LLC”), a Delaware limited liability company, and the other two agreements with MEH Sub, Gulfport and Mammoth Partners LLC (collectively, the “Contribution Agreements”). On May 12, 2017, each of these Contribution Agreements was amended and restated to add an additional contributor as a party thereto. These three Contribution Agreements, as so amended and restated, are referred to collectively, as the “Amended and Restated Contribution Agreements.” Under the Amended and Restated Contribution Agreements, the Company agreed to acquire all outstanding membership interests, through its wholly-owned subsidiary Mammoth Partners LLC, in the following three entities:

(1)
Sturgeon Acquisitions LLC (“Sturgeon”), a Delaware limited liability company, which owns all of the membership interests in each of Taylor Frac, LLC (“Taylor Frac”), a Wisconsin limited liability company, Taylor Real Estate Investments, LLC (“Taylor RE”), a Wisconsin limited liability company, and South River Road, LLC (“South River”), a Wisconsin limited liability company;

(2)	Stingray Energy Services LLC, a Delaware limited liability company (“Stingray Energy”); and

(3)	Stingray Cementing LLC, a Delaware limited liability company (“Stingray Cementing” and together with Sturgeon and Stingray Energy, the “Targets”).

The Targets will be acquired pursuant to the Amended and Restated Contribution Agreements for aggregate consideration consisting of 7,000,000 shares (the “Stock Consideration”) of Common Stock valued at approximately $133.4 million, based on the closing price of $19.06 per share for the Common Stock on March 20, 2017 (collectively, the “Transaction”). The Company anticipates closing the Transaction in June 2017, subject to the closing conditions discussed in this Information Statement. Because the amount of the Stock Consideration is fixed and will not change based on the price of the Common Stock, the actual value of the Stock Consideration on the Closing Date (as defined below) could be more or less than the value of the Stock Consideration on the original signing date, March 20, 2017. The issuance of the Stock Consideration is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and we expect to rely upon Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder for an exemption from registration.

MEH Sub and each of the new contributors added in the Amended and Restated Contribution Agreements (Wexford Offshore Sturgeon Corp. (“WO Sturgeon”) in the case of the Sturgeon Contribution Agreement, Wexford Offshore Stingray Energy Corp. (“WO Stingray Energy”) in the case of the Stingray Energy Contribution Agreement and Wexford Offshore Stingray Pressure Pumping Corp. (“WO Pressure Pumping”) in the case of the Stingray Cementing Contribution Agreement) are affiliates of Wexford. MEH Sub, WO Sturgeon, WO Stingray Energy, WO Pressure Pumping, Gulfport and Rhino are referred to collectively, as the “Contributors.”

As of April 3, 2017, Gulfport owned approximately 24.2% of the outstanding Common Stock. Paul K. Heerwagen, IV, an executive officer of Gulfport, is a director of the Company designated by Gulfport under the terms of an investor rights agreement between the Company and Gulfport entered into in connection with the Mammoth IPO. Under this investor rights agreement, Gulfport was granted (i) certain demand and “piggyback” registration rights, (ii) the right to nominate one of the Company’s directors for so long as Gulfport owns 10% or more of the outstanding Common Stock and (iii) certain information rights. The Company is also a party to a registration rights agreement with Rhino providing for “piggyback” registration rights. The Stock Consideration to be issued to the Contributors in the Transaction will be subject to these registration rights. Additional relationships and related party transactions with Wexford, Gulfport and Rhino are disclosed in the final prospectus, filed by the Company with the SEC on October 17, 2016 in connection with the Mammoth IPO, and its Annual Report on Form 10-K filed with the SEC on February 24, 2017.

It is anticipated that, upon closing of the Transaction, Wexford and Gulfport will beneficially receive 4,565,416 shares and 2,098,137 shares, respectively, of Common Stock (collectively, the “Related Party Stock Issuance”), which is approximately 12.2% and 5.6%, respectively, of the shares of Common Stock outstanding as of the date of the execution of the Contribution Agreements and, as a result, Wexford and Gulfport will beneficially own approximately 56.2% and 25.1%, respectively, of the outstanding Common Stock upon consummation of the Transaction, assuming no other issuances by the Company or acquisitions or dispositions by Wexford or Gulfport.

The Related Party Stock Issuance requires stockholder approval under NASDAQ Listing Rule 5635(a)(2) due to the number of shares of Common Stock being issued to each of Wexford and Gulfport being in excess of the five percent threshold described below.

Amended and Restated Contribution Agreements

The following is a summary of material terms of the Amended and Restated Contribution Agreements. Please see the section titled “Description of the Amended and Restated Contribution Agreements” in this Information Statement for a more detailed summary of the material terms of the Amended and Restated Contribution Agreements.

•On the Closing Date, the Company will acquire, through its wholly-owned subsidiary Mammoth Partners
LLC, all of the Contributors’ equity interests in the Targets;
•The Company will pay to the Contributors on the Closing Date, in consideration for the contribution of such equity interests, an aggregate of 7,000,000 shares of Common Stock; and
•The Closing of the Transaction is subject to regulatory approval and other closing conditions.

Reason for Stockholder Approval

The Company is subject to the NASDAQ Listing Rules because the Common Stock is currently listed on the NASDAQ Global Select Market (“NASDAQ”). Pursuant to NASDAQ Listing Rule 5635(a)(2), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3) of the NASDAQ Listing Rules) of the acquiring company has a five percent or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of five percent or more. The Related Party Stock Issuance requires stockholder approval under NASDAQ Listing Rule 5635(a)(2) because the number of shares of Common Stock to be issued to each of Wexford and Gulfport is in excess of the five percent threshold described above. To ensure compliance with the NASDAQ requirements referenced above and the closing conditions of each Amended and Restated Contribution Agreement, the Written Consent was obtained to approve the consummation of the Transaction in accordance with the terms of the Amended and Restated Contribution Agreements.

General Effect on Rights of Existing Security Holders

The total number of shares of Common Stock to be issued in the Transaction is 7,000,000, which represents approximately 18.7% of the Company’s outstanding shares as of the date of the Amended and Restated Contribution Agreements. The issuance will have a dilutive effect on the equity interest and the earnings per share of existing holders of the Common Stock. Other than the dilutive impacts of having additional shares outstanding as described above, the relative voting and other rights of holders of the Common Stock will not be altered by the issuance of the additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote.

Regulatory Approvals

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder by the Federal Trade Commission (“FTC”), the Transaction cannot be completed until notification and report forms have been filed with the FTC and the Antitrust Division of the Department of Justice (the “DOJ”), and the applicable waiting period has expired or been terminated. The Company filed notification and report forms on April 6, 2017 and April 18, 2017 and requested early termination of the waiting period, which has been granted.

Notice pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the holders of record of our Common Stock who have not consented in writing to such action. This Information Statement is intended to provide such notice.

Stockholders Entitled to Information Statement; Record Date

This Information Statement is being mailed to you on or about May 15, 2017 and is also available on the Investor Relations section of the Company’s website (http://ir.mammothenergy.com/). Additional copies of this Information Statement may be obtained without charge and upon request directed to Mr. Don Crist by telephone at (405) 608-6007 or by mail at 14201 Caliber Drive Suite 300, Oklahoma City, Oklahoma 73134. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The Written Consent was delivered to the Company on May 1, 2017 (the “Record Date”). Pursuant to the Bylaws, this Information Statement and Notice of Action Taken Pursuant to Written Consent of the Stockholders is being delivered to stockholders who, if the approval of the Transaction would have occurred at a stockholder meeting, would have been entitled to notice of such meeting if the record date for such meeting had been established as the Record Date.

Stockholder Proposals

No proposals have been provided by stockholders of the Company for inclusion in this Information Statement.

Dissenters Rights of Appraisal

Under the DGCL and our Certificate of Incorporation and Bylaws, no stockholder has any right to dissent to the Transaction, nor is any stockholder entitled to appraisal of or payment for their shares of Common Stock.

Contact Information of the Company and each Target:

Company:	Mammoth Energy Services, Inc. 14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma 73134 Attn: Mark Layton Phone: (405) 608-6007
Sturgeon, Taylor Frac, Taylor RE and South River:	c/o Wexford Capital LP 411 West Putnam Avenue Greenwich, Connecticut 06830 Attention: General Counsel Phone: (203) 862-7000
Stingray Energy and Stingray Cementing:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Phone:  Phone: (203) 862-7000

c/o Gulfport Energy Corporation
3001 Quail Springs Pkwy.
Oklahoma City, Oklahoma 73134
Phone: (405) 252-4600

Additional Information

The Company files reports with the SEC, including annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DESCRIPTION OF THE TRANSACTION

Background to Transaction

Since the time of our initial public offering in October 2016, the Company has continuously reviewed acquisition opportunities and was aware of the possibility of acquiring the Targets from the Contributors. As the demand for oil field services generally, and pressure pumping and sand, in particular, increased in the fourth quarter of 2016 and continued in 2017, the Company began to focus on the Targets because of the core sand operations of Sturgeon and the service offerings of Stingray Cementing and Stingray Energy.

On January 24, 2017, Mr. Straehla discussed the possibility of purchasing each of the Targets at a meeting of the Board. After considerable deliberation regarding the possible transactions, the Board appointed a special committee of Mammoth’s Board, comprised entirely of independent directors (the “Special Committee”) to analyze the transactions and, in connection therewith, delegated broad authority to the Special Committee with respect to the possible transaction, including, but not limited to the power and authority to review, evaluate, negotiate and approve the terms of the possible transaction and retain legal, financial and other advisors, consultants and agents in connection therewith. The Special Committee was initially composed of Matthew Ross and Andre Weiss. Subsequently, Arthur Smith was added to the Special Committee.

Over the course of the following two months, the Special Committee held eight meetings to discuss the transactions and the specific terms of the Contribution Agreements. The Special Committee engaged Evercore Group L.L.C. (“Evercore”) as its financial advisor and Kramer Levin Naftalis & Frankel LLP as its legal counsel. As part of its representation, Evercore provided a fairness opinion to the Special Committee with respect to the Transaction.

On March 20, 2017, the Special Committee completed its review of the Transaction and recommended that the Board approve the Transaction on the terms set forth in the Contribution Agreements. On that same day, the full Board unanimously determined the Transaction to be in the best interests of the Company and the Company’s stockholders, and unanimously approved and declared advisable, the Contribution Agreements and the Transaction. The Board believes that the Transaction is an important step for the Company to continue to expand its integrated service offering.

On or about April 19, 2017, Wexford advised the Company that Wexford intended to undertake an internal reorganization of certain entities it controls and, in connection therewith, it would be necessary to add one additional Contributor to each Contribution Agreement. The Special Committee was advised of, and provided with additional information regarding, this request and reviewed the terms of the Amended and Restated Contribution Agreements and related documents. On May 12, 2017, the Special Committee recommended that the Board approve the amended and restated terms of the Transaction as set forth in the Amended and Restated Contribution Agreements and related documents. The full Board unanimously approved the Amended and Restated Contribution Agreements and related documents on May 12, 2017. Except for the addition of the new Contributors and the extension of the potential termination date from May 31, 2017 to July 31, 2017, no material changes were made to the original Contribution Agreements.

Reasons for Engaging in the Transaction

Since bottoming in the second quarter of 2016, the land rig count has increased more than 100% from its lows, which has resulted in an increase in the demand for pressure pumping services and a tightening of supply for proppant. This increase in rig count provides significant growth opportunities for the Company. By continuing to integrate the Company’s service offerings and increasing the Company’s available sand supply, the Company believes it will be able to offer its customers competitive pricing and a more complete suite of services.

The acquisition of Sturgeon is expected to provide surety of sand supply for the Company’s expanding pressure pumping fleet as well as broaden the Company’s service offerings to its customer base. Given the increasing demand for sand for hydraulic fracturing, the acquisition of Sturgeon is expected to differentiate the Company’s service offering, giving its customers confidence that their wells will be completed without the need to source sand from third parties. The Company considers Sturgeon’s costs for sand to be among the lowest in the United States. In addition, Sturgeon’s fine grade sands are strategically located on the Canadian National Railway affording the Company direct access to the Appalachian Basin and Western Canada. The Company also expects additional growth potential through the expansion of the Sturgeon facilities to increase sand processing capacity to approximately 1.75 million tons per year to support the Company’s pressure pumping fleets.

Stingray Cementing and Stingray Energy are also important to the Company’s integrated model. The acquisition of Stingray Cementing and Stingray Energy will bring cementing service, fresh water transfer, water recycling and a rental business that will be integrated into the Company’s integrated service offering. Having all of these services under one umbrella will allow the Company’s customers to have a single point of contact for a majority of the services required throughout the drilling and completion of such customers’ wells.

Recommendation of the Special Committee

In reaching its determination to recommend that the Board approve the Transaction, the Special Committee considered a number of factors in consultation with its outside financial and legal advisors and the Company’s management, including the following material factors and benefits of the Transaction, each of which the Special Committee believed supported its determinations:

•
The Transaction was of significant strategic importance to the Company, as it was anticipated to help to fulfill the Company’s need for sand in a growing market as well as provide a broader range of service offerings to the Company’s customer base as described above. The Special Committee considered the importance of a stable sand supply and the attractive production cost and logistics of the Sturgeon facility as critical strategic reasons for the Transaction.

•	Based on projections provided by the Company’s management, the Transaction was expected to be accretive to the Company.

•
The Special Committee received an opinion of Evercore that, as of March 20, 2017, and based on and subject to the various assumptions made, procedures followed, factors considered and limitations on the review undertaken in rendering the opinion, the issuance of 7,000,000 shares of the Company’s Common Stock as consideration for the Targets to be paid by the Company pursuant to the Contribution Agreements was fair, from a financial point of view, to the Company. A copy of the opinion of Evercore is included as Exhibit B to this Information Statement and is described below under “Opinion of the Financial Advisor to the Special Committee.”

•
The Company was managing the businesses of the Targets and had extensive knowledge of their operations, which would facilitate their integration into the Company’s business and provide for increased efficiencies over operating them on a standalone basis.

The Special Committee also considered risks and potentially negative factors concerning the Transaction, including the following:

•
 Representations and warranties of the sellers and remedies against the sellers were limited under the Contribution Agreements, although the Special Committee deemed this risk to be mitigated by the Company’s knowledge of the Targets’ businesses and operations from its management relationship.

•
Business and market risks as described in “Risk Factors-Risks Related to Our Business and the Oil and Natural Gas Industry” in the Company’s report on Form 10-K for the year ended December 31, 2016 might cause the anticipated benefits of the Transaction not to be realized.

•
The number of Company shares to be issued as consideration for the Transaction is fixed, and the Company therefore cannot be certain of the dollar value of the consideration to be provided at the time of closing of the Transaction. The Special Committee recognized and accepted that this could ultimately be a benefit or a cost to the Company, given the volatility of the Company’s stock and the industry in which the Company operates.

Opinion of the Financial Advisor to the Special Committee

On March 20, 2017, Evercore delivered its oral opinion to the Special Committee, which opinion was subsequently confirmed by delivery of a written opinion dated March 20, 2017, to the effect that, as of such date and based upon and subject to assumptions made, matters considered and limitations on the scope of review undertaken by Evercore as set forth in its opinion, the proposed acquisition of Stingray Energy, Stingray Cementing and Sturgeon, from the Contributors by the Company in exchange for the issuance of 7,000,000 shares of the Company’s Common Stock (the “Proposed Consideration”) to the Contributors was fair, from a financial point of view, to the Company, as consideration for the Targets in connection with the Transaction.

The full text of the written opinion of Evercore, dated March 20, 2017, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached hereto as Exhibit B. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Special Committee (in its capacity as such), in connection with its evaluation of the Proposed Transactions. Evercore’s opinion addresses only the fairness to the Company, from a financial point of view, of the Proposed Consideration to be paid by the Company for the Targets pursuant to the Contribution Agreements. The opinion does not address the relative merits of the Transaction as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Transaction. The opinion does not constitute a recommendation to the Special Committee or to any other persons in respect of the Transaction. The summary of Evercore’s opinion set forth herein is qualified in its entirety by reference to the full text of the opinion included as Exhibit B.

In connection with rendering its opinion, Evercore, among other things:

i
reviewed certain publicly available historical business and financial information relating to the Company that Evercore deemed relevant, including as set forth in the Registration Statement on Form S-1/A dated October 3, 2016, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, the Annual Report on Form 10-K for the year ended December 31, 2016 and certain Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Company;

ii	reviewed certain non-public projected financial and operating data relating to the Targets, as prepared and furnished to Evercore by management of the Company;

iii	reviewed certain non-public projected financial and operating data relating to the Company, as prepared and furnished to Evercore by management of the Company;

iv
discussed projected financial and operating data relating to the Targets and the Company with management of the Company, including their views on the risks and uncertainties of achieving such projections;

v	reviewed publicly available research analyst estimates for the Company’s future financial performance on a standalone basis;

vi	performed discounted cash flow analyses based on forecasts and other data provided by management of the Company;

vii	reviewed the financial metrics of certain historical transactions that we deemed relevant and compared such financial metrics to those implied by the Transaction;

viii	compared the projected financial performance of the Targets and the Company with those of certain publicly traded entities that we deemed relevant;

ix	reviewed the March 20, 2017 drafts of the Contribution Agreements; and

x	performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate for the purposes of providing its opinion.

For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by it, and Evercore assumed no liability therefor. With respect to the projected financial and operating data relating to the Targets and the Company, Evercore assumed that such data had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Targets and the Company, as applicable, under the assumptions reflected therein. Evercore expressed no view as to any projected financial or operating data or any judgments, estimates or assumptions on which they are based.

For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Contribution Agreements in the draft form reviewed by Evercore are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Contribution Agreements and that all conditions to the consummation of the Transaction will be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Transaction will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company, the Targets, the Proposed Consideration or the consummation of the Transaction or reduce the benefits of the Transaction to the Company, in each case, in any way material to Evercore’s analysis. Evercore assumed that the final versions of all documents reviewed by Evercore in draft form will conform in all material respects to the drafts reviewed by Evercore.

Evercore did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company or the Targets, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of the Company or the Targets under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion was necessarily based upon information made available to it as of the date thereof and financial, economic, market and other conditions as they existed and could be evaluated on that date. Subsequent developments may affect Evercore’s opinion and Evercore does not have any obligation to update, revise or reaffirm its opinion.

Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the Company, from a financial point of view, of the Proposed Consideration to be paid by the Company for the Targets pursuant to the Contribution Agreements. Evercore did not express any view on, and its opinion did not address, the fairness of the Proposed Consideration to constituencies other than the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of any party to the Contribution Agreements or the Targets or any of their respective affiliates, or any class of such persons, whether relative to the Transaction or otherwise. Evercore assumed that any modification to the structure of the Transaction will not vary the Transaction in any respect material to its analysis. For purposes of rendering its opinion, Evercore considered the Targets in the aggregate and the Proposed Consideration to be exchanged in respect thereof in the aggregate and Evercore did not express any view on the fairness of the Proposed Consideration for a particular interest when considered individually. Evercore’s opinion did not address the relative merits of the Transaction as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Transaction. Evercore’s opinion did not constitute a recommendation to the Special Committee or to any other persons in respect of the Transaction. Evercore’s opinion noted that Evercore is not a legal, regulatory, accounting or tax expert and Evercore assumed the accuracy and completeness of assessments by management of the Company and its advisors with respect to legal, regulatory, accounting and tax matters. After rendering its opinion to the Special Committee, Evercore corrected certain of the calculations used in its presentation to the Special Committee and reviewed and discussed the corrections with the Special Committee. The corrections were immaterial to the analysis and did not affect the conclusion in Evercore’s opinion. The discussion below reflects the corrected calculations. Evercore also noted that the financial projections used in its analysis for the Targets provided by management (“Targets’ Management Forecast Projections”) were furnished in February and March 2017 by the Company’s management and were prepared prior to the board of directors’ approval of the 2017 annual operating plan, which occurred in late March 2017. The approved 2017 annual operating plan, which was the basis for future EBITDA estimates presented in the transaction’s press release announcement, resulted in a decrease in 2017 EBITDA, an increase in 2018 EBITDA and an increase in total capital expenditures compared to the Targets’ Management Forecast Projections. These adjustments had a neutral impact to Evercore’s analysis and did not affect the conclusion in Evercore’s opinion.

Analysis of the Targets

The Company proposed to acquire the Targets for the Proposed Consideration consisting of 7.0 million shares of the Company’s Common Stock.

Evercore performed a series of analyses to derive an indicative valuation range for the total enterprise value (“EV”) for the Targets, based on the sum of the valuations of each component of the Targets, and compared each one of the resulting implied value ranges to the implied value of the Proposed Consideration of $123.8 million to $158.8 million, as derived by Evercore based on (i) the value of the net debt of the Targets less the net working capital and (ii) a selected range of values of the Company’s Common Stock to be received as the Proposed Consideration, which selected range was determined by Evercore based on its knowledge of the Company and its analysis described below under “Mammoth Analysis.”

Projections of Stingray Energy

Evercore performed its analyses to derive an indicative valuation range for Stingray Energy based on a projected operating scenario provided by the Targets (“Stingray Energy Management Forecast”), utilizing the following assumptions:

•	Capital expenditures of $500,000 in both 2018 and 2019, for the maintenance of the existing Stingray Energy fleet.

•
Water transfer revenue assumes (i) an average of 1.2, 1.5 and 1.8 fleets, (ii) 27, 28 and 28 operating days per month and (iii) $8,835, $8,978 and $9,067 standby day rate for 2017, 2018 and 2019, respectively.

•	Rental revenue assumes equipment rental revenue of approximately $19,333, $19,817 and $20,312 per day in 2017, 2018 and 2019, respectively.

•	Crane/pressure control revenue assumes approximately $5,400, $5,535 and $5,673 per day in 2017, 2018 and 2019, respectively.

•	Fuel and trucking revenue assumes approximately $6,000, $6,150 and $6,304 per day in 2017, 2018 and 2019, respectively.

Projections of Stingray Cementing

Evercore performed its analyses to derive an indicative valuation range for Stingray Cementing based on a projected operating scenario provided by the Targets (“Stingray Cementing Management Forecast”), utilizing the following assumptions:

•
Capital expenditures of approximately $2.4 million in 2017 for two twin cementers, two bulk trailers, two semi-trucks and one batch mixer for expected projects with Stingray Cementing’s customers in 2017.

•
Revenue assumes (i) 192 total jobs annually in 2017, 2018 and 2019, supporting four rigs with variable utilization, and (ii) average revenue of approximately $59,256, $61,034 and $62,865 per cementing job in 2017, 2018 and 2019, respectively.

Projections of Sturgeon

Evercore performed its analyses to derive an indicative valuation range for Sturgeon based on a projected operating scenario provided by the Targets (“Sturgeon Management Forecast”), utilizing the following assumptions:

•	Capital expenditures of approximately $16.2 million in 2017, $128,750 in 2018 and $132,613 in 2019 used primarily to increase plant capacity to 1,400,000 tons from current capacity of 700,000 tons.

•
Sand sold assumes 676,642 tons processed in 2017, 1,195,476 tons processed in 2018 and 1,195,476 tons processed in 2019 at an average price per ton, excluding rail, of approximately $35, $40 and $42 in 2017, 2018 and 2019, respectively.

In addition to the Sturgeon Management Forecast, Evercore evaluated two sensitivities by increasing the average price per ton of sand sold by $10 per ton from the Sturgeon Management Forecast while keeping other assumptions constant (“Sturgeon High Sand Price Sensitivity”) and decreasing the average price per ton of sand sold by $10 per ton Sturgeon Management Forecast while keeping other assumptions constant (“Sturgeon Low Sand Price Sensitivity”).

Discounted Cash Flow Analysis

Evercore performed an indicative discounted cash flow analysis of the Targets to derive an implied EV based on the implied present value of the projected cash flows of each component of the Targets using a sum-of-the-parts analysis, utilizing the projected financial information provided by the Company’s management and described in the section “Unaudited Financial Projections of the Company.”

With respect to projected cash flows of the Targets, Evercore calculated the implied EV range by utilizing a range of discount rates with a mid-point equal to the each component’s Weighted Average Cost of Capital (“WACC”), as estimated by Evercore based on the Capital Asset Pricing Model (“CAPM”), each component’s projected unlevered free cash flows for the calendar years 2017 through 2021, and terminal values as of December 31, 2021, based on a range of earnings before interest, tax, depreciation and amortization (“EBITDA”) exit multiples as well as perpetuity growth rates. With respect to projected cash flows of the Targets based on a sum-of-the-parts analysis of the Targets, Evercore assumed, with respect to Stingray Energy and Stingray Cementing, a range of discount rates of 13.0% to 15.0%, a range of exit EBITDA multiples of 5.5x to 7.5x and a range of perpetuity growth rates of 1.5% to 2.5%, and with respect to Sturgeon, a range of discount rates of 14.5% to 16.5%, a range of exit EBITDA multiples of 5.0x to 7.0x and a range of perpetuity growth rates of 1.5% to 2.5%.

The discounted cash flow analysis based on the implied present value sum-of-the-parts analysis of the Targets’ projected cash flows indicated an EV range of $130.9 million to $216.9 million under the Stingray Energy Management

Forecast, the Stingray Cementing Management Forecast and the Sturgeon Management Forecast, as compared to the implied value of the Proposed Consideration range of $123.8 million to $158.8 million.

The discounted cash flow analysis based on the implied present value sum-of-the-parts analysis of the Targets’ projected cash flows indicated an EV range of $86.1 million to $149.3 million under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon Low Sand Price Sensitivity, as compared to the implied value of the Proposed Consideration range of $123.8 million to $158.8 million.

The discounted cash flow analysis based on the implied present value sum-of-the-parts analysis of the Targets’ projected cash flows indicated an EV range of $175.8 million to $284.4 million under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon High Sand Price Sensitivity, as compared to the implied value of the Proposed Consideration range of $123.8 million to $158.8 million.

Peer Group Trading Analysis

In order to assess how the public market values equity securities of similar publicly traded completion and production services companies (“Completion and Production Services Peers”) and natural sand proppant services companies (“Natural Sand Proppant Services Peers”), Evercore reviewed and compared specific financial and operating data relating to the Targets to that of a group of selected Completion and Production Services Peers that Evercore deemed to have certain characteristics that are similar to those of Stingray Energy and Stingray Cementing and a group of selected Natural Sand Proppant Services Peers that Evercore deemed to have certain characteristics that are similar to those of Sturgeon. Evercore noted, however, that none of the selected publicly traded companies is identical or directly comparable to the Targets as a whole.

As part of its analysis, Evercore calculated and analyzed the ratios of EV to estimated 2018 and 2019 EBITDA for the selected companies. Evercore calculated all multiples based on closing equity securities prices as of March 20, 2017 for each respective company.

The Completion and Production Services Peers that Evercore deemed to have certain characteristics similar to those of Stingray Energy and Stingray Cementing were the following:

•Calfrac Well Services Ltd.
•Keane Group, Inc.
•Key Energy Services, Inc.
•Patterson-UTI Energy, Inc.
•Pioneer Energy Services Corp.
•RPC, Inc.
•Superior Energy Services, Inc.
•Trican Well Services Ltd.

The Natural Sand Proppant Services Peers that Evercore deemed to have certain characteristics similar to those of Sturgeon were the following:

•CARBO Ceramics Inc.
•Eagle Materials Inc.
•Emerge Energy Services LP
•Fairmount Santrol Holdings, Inc.
•Hi-Crush Partners LP
•Smart Sand, Inc.
•U.S. Silica Holdings, Inc.

The financial and operating data for the selected publicly traded companies were based on publicly available filings and financial projections provided by market research. The Targets’ projected financial metrics for 2018 and 2019 and related financial forecasts were provided by the Company’s management. The multiples of EV to EBITDA for the selected Completion and Production Services Peers ranged from 5.2x to 12.3x for 2018 and from 3.6x to 8.9x for 2019. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the Completion and Production Services Peers, in respect of the Stingray Energy and Stingray Cementing assets, Evercore deemed a range of 7.0x to 8.0x for 2018 and 5.0x to 6.0x for 2019 to be relevant. The multiples of EV to EBITDA for the selected Natural Sand Proppant Services Peers ranged from 5.7x to 8.7x for 2018 and from 4.5x to 6.6x for 2019. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the Natural Sand Proppant Services Peers, in respect of Sturgeon, Evercore deemed a range of 6.25x to 7.75x for 2018 and from 4.25x to 5.25x for 2019 to be relevant.

Evercore then applied the relevant range of selected multiples to the corresponding financial data of each component of the Targets using a sum-of-the-parts analysis.

Under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon Management Forecast, this analysis indicated EV ranges of $171.3 million and $284.3 million, as compared to the implied value of the Proposed Consideration range of $123.8 million to $158.8 million.

Under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon Low Sand Price Sensitivity, this analysis indicated EV ranges of $120.5 million to $191.6 million, as compared to the implied value of the Proposed Consideration range of $123.8 million to $158.8 million.

Under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon High Sand Price Sensitivity, this analysis indicated EV ranges of $222.1 million to $376.9 million, as compared to the implied value of the Proposed Consideration range of $123.8 million to $158.8 million.

Precedent M&A Transaction Analysis

Evercore reviewed and compared implied data for selected transactions that occurred since September 2007 involving target companies with onshore services assets that Evercore deemed to have certain characteristics that are similar to those of the Stingray Energy and Stingray Cementing and target companies with sand and proppant assets that Evercore deemed to have certain characteristics that are similar to those of Sturgeon, although Evercore noted that none of the selected transactions or the selected companies that participated in the selected transactions were directly comparable to the Transaction or Stingray Energy or Stingray Cementing or Sturgeon. Evercore also noted a limited number of more recent transactions. Multiples for the selected transactions were based on publicly available information.

Evercore reviewed the historical EBITDA multiples paid in the selected transactions and derived a range of relevant implied multiples of EV to EBITDA, with respect to Stingray Energy and Stingray Cementing, of 7.0x to 9.0x in 2017 and 2018 and with respect to Sturgeon, of 5.5x to 7.0x in 2017 and 2018. Evercore applied these ranges of selected multiples to estimated 2017 and 2018 EBITDA provided by the Company’s management and described in the section “Unaudited Financial Projections of the Company” for each respective component of the Targets. With respect to Stingray Energy and Stingray Cementing, to calculate a current value, Evercore then applied a discount rate of 14.0% to the resulting value and further applied a discount rate of 14.0% to growth capital expenditures through the end of 2017 and 2018, respectively. With respect to Sturgeon, to calculate a current value, Evercore then applied a discount rate of 15.5% to the resulting value and further applied a discount rate of 15.5% to growth capital expenditures through the end of 2017 and 2018, respectively.

Under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon Management Forecast, this analysis indicated EV ranges of $66.2 million and $184.2 million, as compared to the implied value of the Proposed Consideration of $123.8 million to $158.8 million.

Under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon Low Sand Price Sensitivity, this analysis indicated EV ranges of $37.5 million to $121.5 million, as compared to the implied value of the Proposed Consideration of $123.8 million to $158.8 million.

Under the Stingray Energy Management Forecast, the Stingray Cementing Management Forecast and the Sturgeon High Sand Price Sensitivity, this analysis indicated EV ranges of $94.9 million to $247.0 million, as compared to the implied value of the Proposed Consideration of $123.8 million to $158.8 million.

In addition, Evercore reviewed the historical dollar per ton of proved reserves of sand multiples paid in the selected sand and proppant transactions and derived a range of relevant implied multiples of EV to ton of proved reserves, with respect to Sturgeon, of $2.00 to $4.00. Evercore applied these ranges of selected multiples to Sturgeon’s proved reserves. Applying the same EV ranges for Stingray Energy and Stingray Cementing based on the historical EBITDA multiples, this analysis indicated EV ranges, under the Targets' Management Forecast Projections, the Low Sand Price Projections and the High Sand Case Projections, of $101.3 million to $190.3 million, as compared to the implied value of the Proposed Consideration of $131.3 million.

Analysis of the Proposed Consideration

Projections of the Company

Evercore performed its analyses to derive an indicative per share value range for the Company’s Common Stock under the projected operating scenario of the Company (“Company Management Projections”), incorporating the following assumptions:

•
2017 - 2021 EBITDA compounded annual growth rate (“CAGR”) of 23.5% in the Completion and Production Services segment driven primarily by the addition of pressure pumping fleets and improving pricing for sand

•	2017 - 2021 EBITDA CAGR of 38.8% in the Contract Land and Directional Drilling Services segment driven primarily by increasing utilization and day rates

•	2017 - 2021 EBITDA CAGR of 19.4% in the Natural Sand Proppant Services segment driven primarily by the restart of the Muskie Processing Facility

•	2017 - 2021 EBITDA CAGR of 90.6% in the Remote Accommodation Services segment driven primarily by increasing occupancy levels

•	Growth Capital Expenditures of $72.2 million in 2017 and $29.8 million in 2018 primarily related to the addition of pressure pumping fleets

In addition, Evercore evaluated a sensitivity projections scenario (“Company Sensitivity”) assuming the Company is unable to supply sand to two of its pressure pumping fleets based on guidance from Company management by reducing EBITDA by $7.5 million in 2017 and reducing EBITDA $20.0 million in 2018 and thereafter.

Discounted Cash Flow Analysis

Evercore performed an indicative discounted cash flow analysis of the Company to derive an implied per share value range for the Company’s Common Stock based on the implied present value of the Company’s projected cash flows, utilizing Company Management Projections and Company Sensitivity.

With respect to projected cash flows, Evercore calculated the implied per share value range for the Company’s Common Stock by utilizing a range of discount rates with a mid-point equal to the Company’s WACC, as estimated by Evercore based on the CAPM, the Company’s projected unlevered free cash flows for the fiscal years 2017 through 2021 and terminal values as of December 31, 2021, based on a range of EBITDA exit multiples as well as perpetuity growth rates. Evercore assumed a range of discount rates of 11.5% to 13.0%, a range of EBITDA exit multiples of 7.5x to 8.5x and a range of perpetuity growth rates of 1.5% to 2.5%.

The discounted cash flow analysis based on the implied present value of the Company’s projected cash flows indicated value ranges, under Company Management Projections, of $20.10 to $29.42 per share of Company Common Stock, as compared to the price per share of Company Common Stock as of March 20, 2017 of $19.06.

The discounted cash flow analysis based on the implied present value of the Company’s projected cash flows indicated value ranges, under Company Sensitivity, of $15.08 to $23.28 per share of Company Common Stock, as compared to the price per share of Company Common Stock as of March 20, 2017 of $19.06.

Peer Group Trading Analysis

In order to assess how the public market values equity of similar publicly traded Completion and Production Services Peers, Natural Sand Proppant Services Peers, Contract Land and Directional Drilling Services Peers and Remote Accommodation Services Peers, Evercore reviewed and compared specific financial and operating data relating to the Company to that of a group of Completion and Production Services Peers that Evercore deemed to have certain characteristics that are similar to those of the Company’s completion and production services, a group of Natural Sand Proppant Services Peers that Evercore deemed to have certain characteristics that are similar to those of the Company’s natural sand proppant services, a group of Contract Land and Directional Drilling Services Peers that Evercore deemed to have certain characteristics that are similar to those of the Company’s contract land and directional drilling services and a group of Remote Accommodation Services Peers that Evercore deemed to have certain characteristics that are similar to those of the Company’s remote accommodation services. Evercore noted, however, that none of the selected publicly traded companies are identical or directly comparable to the Company or the Company’s completion and production services, natural sand proppant services, contract land and directional drilling services or remote accommodation services.

As part of its analysis, Evercore calculated and analyzed (i) the ratios of EV to estimated 2018 and 2019 EBITDA for the selected publicly traded companies and (ii) the ratios of the EV to estimated 2018 and 2019 EBITDA for the Company. Evercore calculated all multiples based on closing equity securities prices as of March 20, 2017 for each respective company.

The Completion and Production Services Peers that Evercore deemed to have certain characteristics similar to those of the Company’s completion and production services were the following:

•Calfrac Well Services Ltd.
•Key Energy Services, Inc.
•RPC, Inc.
•Superior Energy Services, Inc.
•Trican Well Services Ltd.

The Natural Sand Proppant Services Peers that Evercore deemed to have certain characteristics similar to those of the Company’s natural sand proppant services were the following:

•CARBO Ceramics Inc.
•Eagle Materials Inc.
•Emerge Energy Services LP
•Fairmount Santrol Holdings, Inc.
•Hi-Crush Partners LP
•Smart Sand, Inc.
•U.S. Silica Holdings, Inc.

The Contract Land and Directional Drilling Services Peers that Evercore deemed to have certain characteristics similar to those of the Company’s contract land and directional drilling services were the following:

•Ensign Energy Services Inc.
•Helmerich & Payne, Inc.
•Independence Contract Drilling, Inc.
•Nabors Industries Ltd.
•Parker Drilling Company
•Patterson-UTI Energy, Inc.
•Precision Drilling Corporation
•Trinidad Drilling Ltd.

The Remote Accommodation Services Peers that Evercore deemed to have certain characteristics similar to those of the Company’s remote accommodation services were the following:

•Civeo Corp
•Black Diamond Group Limited

The financial and operating data for the selected publicly traded companies were based on publicly available filings and financial projections provided by market research. The Company’s projected financial metrics for 2018 and 2019 and related financial forecasts were provided by the Company’s management. The multiples of EV to EBITDA for Completion and Production Services Peers ranged from 5.2x to 8.0x for 2018 and from 3.6x to 6.2x for 2019. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the comparable Completion and Production Services Peers, Evercore deemed a range of 7.0x to 8.0x for 2018 and 5.0x to 6.0x for 2019 to be relevant. The multiples of EV to EBITDA for Natural Sand Proppant Services Peers ranged from 5.7x to 8.7x for 2018 and from 4.5x to 6.6x for 2019. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the Natural Sand Proppant Services Peers, Evercore deemed a range of 6.25x to 7.75x for 2018 and 4.25x to 5.25x for 2019 to be relevant. The multiples of EV to EBITDA for Contract Land and Directional Drilling Services Peers ranged from 4.9x to 12.3x for 2018 and from 3.3x to 8.9x for 2019. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the Contract Land and Directional Drilling Services Peers, Evercore deemed a range of 7.0x to 8.0x for 2018 and 5.5x to 6.5x for 2019 to be relevant. The multiples of EV to EBITDA for Remote Accommodation Services Peers ranged from 5.8x to 7.1x for 2018 and from 5.4x to 5.4x for 2019. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the Remote Accommodation Services Peers, Evercore deemed a range of 6.0x to 8.0x for 2018 and 3.5x to 5.5x for 2019 to be relevant.

Evercore then applied the relevant range of selected multiples to the corresponding financial data of the Company.

Under Company Management Projections, this analysis indicated value ranges of $21.14 to $27.66 per share of Company Common Stock, as compared to the price per share of Company Common Stock as of March 20, 2017 of $19.06.

Under Company Sensitivity, this analysis indicated value ranges of $18.50 to $23.43 per share of Company Common Stock, as compared to the price per share of Company Common Stock as of March 20, 2017 of $19.06.

Precedent M&A Transaction Analysis

Evercore reviewed and compared implied data for selected transactions which occurred since September 2007 involving Completion and Production Services Peers, Natural Sand Proppant Services Peers, Contract Land and Directional Drilling Services Peers and Remote Accommodation Services Peers, although Evercore noted that none of the selected transactions or the selected companies that participated in the selected transactions were directly comparable to the Transaction or the Company. Evercore also noted a limited number of more recent transactions. Multiples for the selected transactions were based on publicly available information.

Evercore reviewed the historical EBITDA multiples paid in the selected transactions and derived a range of relevant implied multiples of EV to EBITDA, with respect to the Company’s completion and production services, of 7.0x to 9.0x in 2017 and 2018, with respect to the Company’s natural sand proppant services, of 5.5x to 7.0x in 2017 and 2018, with respect to the Company’s contract land and directional drilling services, of 5.0x to 7.0x in 2017 and 2018 and with respect to the Company’s remote accommodation services, of 5.5x to 6.5x in 2017 and 2018. Evercore then applied this range of selected multiples to estimated 2017 and 2018 EBITDA for the Company in accordance with the Company’s projections and, to calculate a current value, applied a discount rate of 12.25% to the resulting value and further applied a discount rate of 12.25% to growth capital expenditures through the end of 2017 and 2018, respectively.

Under Company Management Projections, this analysis indicated value ranges of $9.76 to $21.37 per share of Company Common Stock, as compared to the price per share of Company Common Stock as of March 20, 2017 of $19.06.

Under Company Sensitivity Projections, this analysis indicated value ranges of $8.53 to $17.58 per share of Company Common Stock, as compared to the price per share of Company Common Stock as of March 20, 2017 of $19.06.

Market Research Price Targets

Evercore analyzed market research analyst estimates of the potential future value (commonly referred to as price targets) of Company Common Stock based on publicly available equity research published on the Company. These targets reflect each analyst’s estimate of the future public market trading price of Company Common Stock and are not discounted to reflect present values. Evercore noted that the range of undiscounted equity analyst price targets of Company Common Stock published from February 23, 2017 to March 2, 2017 ranged from $24.00 to $26.00 per share of Company Common Stock. The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Company Common Stock and these estimates are subject to uncertainties, including the future financial performance of the Company and future market conditions.

General

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Evercore. In connection with the review of the Transaction by the Special Committee, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have considered various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should therefore not be taken to be Evercore’s view of the value of the Targets or the Company. No company used in the above analyses as a comparison is directly comparable to the Targets or the Company, and no precedent transaction used is directly comparable to the Transaction. Further, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Targets and the Company.

Evercore prepared these analyses for the purpose of providing an opinion to the Special Committee as to the fairness of the Proposed Consideration, from a financial point of view as of the date of Evercore’s opinion, to Company. These analyses do not purport to be appraisals or necessarily to reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates. The Proposed Consideration was determined through arm’s length negotiations between the Company and Contributors and was approved by the Special Committee. Evercore did not recommend any specific consideration to the Special Committee or that any given consideration constituted the only appropriate consideration.

The Company agreed to pay to Evercore an initial fee of $150,000 (which became payable upon Evercore’s engagement by the Special Committee and is fully creditable against the opinion fee), an opinion fee of $350,000, which became payable upon delivery of Evercore’s opinion to the Special Committee (regardless of the conclusion reached therein) and an advisory fee of $100,000, which will become payable upon closing of the Transaction. The Company has also agreed to reimburse Evercore for its reasonable out-of-pocket third party expenses incurred in connection with its engagement and has agreed to indemnify Evercore and its members, partners, officers, directors, advisors, representatives, employees, agents, affiliates or controlling persons, if any, against certain liabilities and expenses arising out of or in connection with Evercore’s engagement.

Evercore and its affiliates engage in a wide range of activities for their own accounts and the accounts of customers. In the ordinary course of business, Evercore and its affiliates and their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products relating to the Company and their respective affiliates, and accordingly, may at any time hold a long or short position in such securities or instruments.

The Special Committee engaged Evercore to act as its financial advisor based on its qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

Unaudited Financial Projections of the Company

In performing its financial analysis for purposes of rendering the opinion described and summarized above under “-Opinion of the Financial Advisor to the Special Committee,” at the direction of the Special Committee, Evercore used, among other information, certain projected financial and operating data for the Targets and the Company. In the case of the Company, prepared by management in December 2016, and in the case of the Targets, prepared in February 2017 and subsequently furnished to Evercore by the Company’s management. Such projections for the Targets included certain forecasts with respect to revenue for fiscal years 2017 through 2019 and capital expenditure forecasts for fiscal years 2018 and 2019 for each Target. Such projections for the Company included certain EBITDA forecasts for fiscal years 2017 through 2021 and capital expenditures growth forecasts for fiscal 2017 and 2018 . The financial projections regarding the Company were prepared prior to the board of directors approval of the 2017 annual operating plan which increased the planned 2017 capital expenditures from $72.2 million to $120.0 million. Such changes to the timing and planned capital expenditures would have decreased the projected 2017 EBITDA from $16.2 million to $15.0 million and increased the projected 2018 EBITDA from $36.5 million to $40.6 million, and are not reflected in the Company Management Projections set forth below.

These forecasts and estimates were presented to the Special Committee in connection with its consideration of the Transaction. Neither the Company nor any other person has made, or makes, any representation regarding these forecasts and estimates, which are set forth below.

The Company does not, as a matter of course, make public forecasts as to future performance or earnings, in part because of the unpredictability, particularly over time, of the underlying assumptions and estimates. The Company’s management prepared the prospective financial information summarized below to provide the Special Committee and Evercore with financial forecasts to use in connection with the deliberations of the Special Committee and the fairness opinion rendered by Evercore. These forecasts were not prepared with a view to public disclosure or compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The forecasts do not purport to present operations in accordance with U.S. generally accepted accounting principles, and none of the Company, the Targets or any independent auditors have examined, compiled or performed any procedures with respect to the forecasts, and none of them have expressed any opinion or any other form of assurance on such forecasts, or on the likelihood that the Company or the Targets may achieve the results contained in these forecasts. However, in the view of the Company’s management, such information was prepared on a reasonable basis based on information available at the time the forecasts and estimates were prepared. Nevertheless, this information is not fact and should not be relied upon as being indicative of future results, and readers of this Information Statement are cautioned not to place undue reliance on the prospective financial information, which has the potential to differ and could differ materially from actual performance and results.

The forecasts were based on the Company’s internal estimates, which in the case of information about the Targets were prepared based on discussions with the Targets’ management, publicly available information and the familiarity of the Company’s management with the Targets, their businesses and markets. Projected EBITDA is a non-GAAP financial measure derived from projected non-GAAP earnings that the Company defines as net loss before depreciation and amortization, impairment of long-lived assets, equity based compensation, interest expense, other (income) expense, net (which is comprised of the (gain) or loss on disposal of long-lived assets) and provision (benefit) for income taxes.

The prospective financial information included in this Information Statement has been prepared by, and is the responsibility of, the Company's management. Neither PricewaterhouseCoopers LLP nor Grant Thornton LLP has examined, compiled or performed any procedures with respect to the prospective financial information contained herein and, accordingly, neither PricewaterhouseCoopers LLP nor Grant Thornton LLP expresses an opinion or any other form of assurance on such information or its achievability. Neither PricewaterhouseCoopers LLP nor Grant Thornton LLP assumes any responsibility for and denies any association with the prospective financial information and any other information derived therefrom included elsewhere in this Information Statement. The PricewaterhouseCoopers LLP report on the historical financial statements of Sturgeon Acquisitions LLC included in this Information Statement refers exclusively to the Sturgeon Acquisitions LLC historical financial statements. It does not extend to the prospective financial information and should not be read to do so. Grant Thornton LLP’s report on the historical financial statements of the Company incorporated by reference into this Information Statement refers exclusively to the Company’s historical financial statements, and Grant Thornton LLP’s report on the historical financial statements of Stingray Energy and Stingray Cementing included in this Information Statement refers exclusively to Stingray Energy and Stingray Cementing, and neither report extends to the prospective financial information and should not be read to do so.

Targets Management Forecast

Stingray Cementing Management Forecast

In developing the Stingray Cementing Management Forecast, the Company’s management made numerous assumptions about Stingray Cementing, its industry and markets, and Stingray Cementing’s ability to execute on its business plans, including the assumptions set forth under the heading “-Opinion of Financial Advisor to the Special Committee-Analysis of the Targets.” The following table presents a summary of the unaudited projected financial information for Stingray Cementing:

	Projected ($ in thousands)
	Year Ended December 31,
	2017	2018	2019

Total revenue	$11,377	$11,719	$12,070
Cost of revenue	8,639	8,644	8,647
Selling, general and administrative expenses	316	327	337
Earnings before taxes, interest expense and depreciation and amortization	2,422	2,748	3,086
Interest expense	71	52	32
Depreciation and amortization	2,000	884	636
Income before income tax expenses	351	1,812	2,418
Income tax provision	139	716	956
Net income	$212	$1,096	$1,462

Stingray Energy Management Forecast

In developing the Stingray Energy Management Forecast, the Company’s management made numerous assumptions about Stingray Energy, its industry and markets, and Stingray Energy’s ability to execute on its business plans, including the assumptions set forth under the heading “-Opinion of Financial Advisor to the Special Committee-Analysis of the Targets.” The following table presents a summary of the unaudited projected financial information for Stingray Energy:

	Projected ($ in thousands)
	Year Ended December 31,
	2017	2018	2019

Total revenue	$22,460	$25,236	$28,691
Cost of revenue	19,214	20,631	23,586
Selling, general and administrative expenses	871	896	919
Earnings before taxes, interest expense and depreciation and amortization	2,375	3,709	4,186
Interest expense	197	76	48
Depreciation and amortization	3,373	2,685	868
Income before income tax expenses	(1,195)	948	3,270
Income tax (benefit) provision	(473)	375	1,294
Net (loss) income	$(722)	$573	$1,976

Sturgeon Management Forecast

In developing the Sturgeon Management Forecast, the Company’s management made numerous assumptions about Sturgeon, its industry, markets and products, and Sturgeon’s ability to execute on its business plans, including the assumptions set forth under the heading “-Opinion of Financial Advisor to the Special Committee-Analysis of the Targets.” The following table presents a summary of the unaudited projected financial information for Sturgeon:

	Projected ($ in thousands)
	Year Ended December 31,
	2017	2018	2019

Total revenue	$27,136	$50,446	$52,721
Cost of revenue	14,523	18,738	19,194
Selling, general and administrative expenses	1,234	1,694	1,784
Earnings before taxes and depreciation, depletion and amortization	11,379	30,014	31,743
Depreciation, depletion and amortization	1,763	2,903	2,903
Income before income tax expenses	9,616	27,111	28,840
Income tax provision	3,860	10,722	11,406
Net income	$5,756	$16,389	$17,434

Company Management Projections

In developing the Company Management Projections, the Company’s management made numerous assumptions about the Company, industries in which it operates, markets and products, and the Company’s ability to execute on its business plans, including assumptions set forth under the heading “-Opinion of Financial Advisor to the Special Committee-Analysis of the Targets.”

The following table presents a summary of the unaudited projected consolidated revenue of the Company, on a consolidated basis and by each division, for the specified fiscal years.

	Projected ($ in millions)
	Year Ended December 31,
	2017	2018	2019
Completion and production services	$218.4	$418.6	$437.4
Natural sand proppant production	54.9	81.3	93.4
Contract and directional drilling services	51.4	74.8	84.1
Remote accommodation services	6.9	10.7	16.6
Consolidated revenue	$331.6	$585.4	$631.5

The following table presents a summary of the unaudited projected EBITDA of the Company, on a consolidated basis and by each division, for the specified fiscal years.

	Projected ($ in millions)
	Year Ended December 31,
	2017	2018	2019
Completion and production services	$49.5	$74.2	$84.2
Natural sand proppant production	5.7	9.2	11.3
Contract and directional drilling services	3.7	11.0	15.4
Remote accommodation services	2.0	2.0	5.7
Consolidated EBITDA	$60.9	$96.4	$116.6

Description of the Amended and Restated Contribution Agreements

The following is a summary of the terms of the Amended and Restated Contribution Agreements entered into in connection with the Transaction. The issuance of the Stock Consideration is intended to be exempt from the registration requirements of the Securities Act, and we expect to rely upon Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder for an exemption from registration. This summary of the terms of the Amended and Restated Contribution Agreements is intended to provide you with basic information concerning each Amended and Restated Contribution Agreement. However, it is not a substitute for reviewing the Amended and Restated Contribution Agreements, each of which is attached hereto as Exhibit A-1 through A-3. You should read this summary in conjunction with those documents.

Amended and Restated Contribution Agreements

On May 12, 2017, the Company entered into the Amended and Restated Contribution Agreements, pursuant to which the Company agreed to acquire, through its wholly-owned subsidiary Mammoth Partners LLC, all outstanding membership interests (the “Membership Interests”) in (i) Sturgeon from MEH Sub, WO Sturgeon, Gulfport and Rhino (together, the “Sturgeon Contributors”), (ii) Stingray Energy from MEH Sub, WO Stingray Energy and Gulfport (together, the “Stingray Energy Contributors”) and (iii) Stingray Cementing from MEH Sub, WO Pressure Pumping and Gulfport (together, the “Stingray Cementing Contributors”). The Amended and Restated Contribution Agreements provide that upon satisfaction of certain closing conditions, (i) the Sturgeon Contributors will contribute the Membership Interests in Sturgeon, (ii) the Stingray Energy Contributors will contribute the Membership Interests of Stingray Energy and (iii) the Stingray Cementing Contributors will contribute the Membership Interests of Stingray Cementing, in each case, as a contribution to the capital of Mammoth Partners LLC and in consideration of the respective portion of the Stock Consideration as set forth in the applicable Contribution Agreement (the “Closing”). Each of the Amended and Restated Contribution Agreements is substantially similar in form, with no material differences to the terms summarized below.

The Closing shall occur upon the satisfaction of the closing conditions described below (such date, the “Closing Date”). Pursuant to the Amended and Restated Contribution Agreements, the Contributors shall receive at the Closing, in consideration for their contribution of the Membership Interests, their specific portion of the Stock Consideration consisting of an aggregate of 7,000,000 shares of Common Stock.

Representations and Warranties

In the Amended and Restated Contribution Agreements, each of the applicable Contributors makes representations and warranties to the Company and Mammoth Partners LLC regarding, among other things, its organization and qualification, authority to enter into the Transaction, compliance with laws, consents required, title to the applicable Membership Interests, accredited investor status and other representations regarding compliance with the private placement restrictions of the Securities Act and the absence of broker’s fees. Each of the Contributors also makes representations and warranties to the Company and Mammoth Partners LLC regarding, among other things, the applicable Target’s organization, subsidiaries of the applicable Target, financial statements, material contracts, litigation, taxes, environmental matters, regulatory compliance, title to properties, consents required and insurance.

In addition, each of the Company and Mammoth Partners LLC makes representations and warranties to the applicable Contributors regarding, among other things, such party’s organization, authority to enter into the Transaction, compliance with laws, consents required and the absence of broker’s fees. Further, the Company makes representations and warranties to the applicable Contributors regarding capitalization, the due issuance of the Stock Consideration and registration rights.

All representations and warranties survive for a period of 18 months after the Closing, provided that, in the case of fraud or willful misconduct, the survival period shall extend to the applicable statute of limitations plus 30 days.

Covenants

In the Amended and Restated Contribution Agreements, the parties agreed to certain covenants regarding, among other things, the conduct of the Contributors prior to the Closing, the actions the parties are required to take to obtain government approvals and to vote the shares of Common Stock held by such Contributors in favor the Transaction and the actions the Company is prohibited to take regarding dilutive effects on the Common Stock.

All covenants and agreements of the parties contained in the Amended and Restated Contribution Agreements to be performed after the Closing will survive the Closing in accordance with their terms.

Closing Conditions

The obligations of the parties to consummate the Closing are subject to the fulfillment or waiver of certain closing conditions, including the accuracy of representations and warranties, compliance with covenants and obligations, the absence of any material regulatory action, no liens on the Membership Interests, the expiration or the termination of the waiting period under the HSR Act, approval of the Transaction by the requisite stockholders, the passage of 20 days following the initial mailing of this Information Statement and certain closing deliverables by the Company, Mammoth Partners LLC, each Contributor and each Target, as applicable.

Indemnification

Each Amended and Restated Contribution Agreement provides that each applicable Contributor shall indemnify the Company and Mammoth Partners LLC and their respective representatives for losses resulting from (i) breaches of the representations and warranties made by such Contributor in such Contribution Agreement, (ii) breaches, violations or defaults of such Contributor of a covenant, agreement or obligation in such Contribution Agreement, or (iii) certain tax liabilities including liability for pre-Closing taxes owed by the applicable Contributor or Target. Such indemnification rights are subject to certain caps and thresholds as described more fully in each Amended and Restated Contribution Agreement.

Each Amended and Restated Contribution Agreement also provides that each of the Company and Mammoth Partners LLC shall indemnify the applicable Contributors and their respective representatives for any losses resulting from (i) any breach of a representation or warranty made by the Company or Mammoth Partners LLC in such Amended and Restated Contribution Agreement or (ii) any breach, violation or default of a covenant, agreement or obligation made by the Company or Mammoth Partners LLC in such Amended and Restated Contribution Agreement.

Termination

Each Amended and Restated Contribution Agreement may be terminated by (i) the mutual written consent of the parties thereto, or (ii) by any party thereto upon written notice to each other party if the Closing does not occur by June 30, 2017.

Registration Rights

The Stock Consideration to be issued to the Wexford Affiliates, Gulfport and Rhino in the Transaction will be entitled to the registration rights granted in the following respective documents: (i) that certain registration rights agreement, dated as of October 12, 2016, between the Company and a Wexford affiliate, entered into in connection with the Mammoth IPO, pursuant to which agreement such affiliate and its assignees have certain demand and “piggyback” registration rights with respect to the Common Stock held by them; (ii) that certain investor rights agreement, dated as of October 12, 2016, between the Company and Gulfport entered into in connection with the Mammoth IPO, pursuant to which Gulfport was granted (a) certain demand and “piggyback” registration rights, (b) the right to nominate one of the Company’s directors for so long as Gulfport owns 10% or more of the outstanding Common Stock and (c) certain information rights and (iii) that certain registration rights agreement, dated as of October 12, 2016, between the Company and Rhino entered into in connection with the Mammoth IPO, pursuant to which Rhino was granted “piggyback” registration rights.

DESCRIPTION OF BUSINESS

Our Company

Overview

We are an integrated, growth-oriented oilfield service company serving companies engaged in the exploration and development of North American onshore unconventional oil and natural gas reserves. Our primary business objective is to grow our operations and create value for stockholders through organic opportunities and accretive acquisitions. Our suite of services includes pressure pumping services, well services, natural sand proppant services, contract land and directional drilling services and other energy services. Our pressure pumping division provides hydraulic fracturing services. Our well services division provides pressure control services, flowback services and equipment rentals. Our natural sand proppant services division sells, distributes and produces proppant for hydraulic fracturing. Our contract land and directional drilling services division provides drilling rigs and crews for operators as well as rental equipment, such as mud motors and operational tools, for both vertical and horizontal drilling. Our other energy services division primarily provides housing, kitchen and dining, and recreational service facilities for oilfield workers located in remote areas away from readily available lodging. We believe that the services we offer play a critical role in increasing the ultimate recovery and present value of production streams from unconventional resources. Our complementary suite of completion and production and drilling related services provides us with the opportunity to cross-sell our services and expand our customer base and geographic positioning.

“Unconventional resources” references the different manner by which they are exploited as compared to the extraction of conventional resources. In unconventional drilling, the wellbore is generally drilled to specific objectives within narrow parameters, often across long, lateral intervals within narrow horizontal formations offering greater contact area with the producing formation. Typically, the well is then hydraulically fractured at multiple stages to optimize production.

Our facilities and service centers are strategically located in Ohio, Oklahoma, Wisconsin, Minnesota, West Virginia, Texas and Alberta, Canada primarily to serve the following resource plays:

•The Utica Shale in Eastern Ohio;
•The Permian Basin in West Texas;
•The Appalachian Basin in the Northeast;
•The Arkoma Basin in Arkansas and Oklahoma;
•The Anadarko Basin in Oklahoma;
•The Marcellus Shale in West Virginia and Pennsylvania;
•The Granite Wash and Mississippi Shale in Oklahoma and Texas;
•The Cana Woodford and Woodford Shales and the Cleveland Sand in Oklahoma;
•The SCOOP/STACK in Oklahoma;
•The Eagle Ford Shale in Texas; and
•The oil sands in Alberta, Canada.

Our operational division heads have an average of over 34 years of oilfield service experience and bring valuable basin-level expertise and long-term customer relationships to our business. We provide our completion and production and contract and directional drilling services to a diversified range of both public and private independent producers. Our top five customers for the year ended December 31, 2016, representing 80%, of our revenue, were Gulfport, Japan Canada Oil Sands Limited (“Oil Sands Limited”), Rice Energy, Inc., Surge Operating, LLC and Hilcorp Energy Corporation. For the year ended December 31, 2015, representing 71%, of our revenue, were Gulfport, EQT Production Company, Oil Sands Limited, RSP Permian LLC and Bantrel Co.

Sturgeon

Sturgeon’s facilities include a wet and dry plant located on 393 acres in Taylor, Wisconsin. As of December 31, 2016, Sturgeon had proven reserves of 37.1 million tons of high quality Northern White Jordan Substrate frac sand which meets or exceeds all API standards including solubility, turbidity, roundness, sphericity and crush resistance. The current capacity of the dry plant is 0.7 million tons per annum (“Mtpa”). The plant is currently operating at full utilization. The Company plans to expand capacity at the dry plant to 1.75 Mtpa, which is expected to be completed by the end of 2017 at a cost of approximately $23 million (the “Plant Expansion”). Sturgeon’s facilities are located on the Canadian National Railway, which provides a cost effective solution for delivery to the Appalachian Basin and Western Canada. As part of the Plant Expansion, the capacity of the transload facility will be expanded to accommodate 400 rail cars per day. Sturgeon has existing rail car leases in place and when combined with the rail cars leased through our subsidiary, Muskie Proppant LLC, upon completion of the transaction, the Company estimates it will have approximately 1,500 rail cars leased at competitive rates.

Stingray Energy and Stingray Cementing

Stingray Energy and Stingray Cementing, combined, offer services in fresh water transfer, equipment rental, re-fueling as well as cementing and operate in the Appalachian basin.  Stingray Energy operates in the Appalachian Basin providing fresh water transfer, produced water filtration, equipment rental and re-fueling operations in support of drilling, completion and production activities. As of March 17, 2017, there were 250 pieces of equipment rented on 63 separate pads in the Appalachian Basin with 27 locations utilizing Stingray Energy’s refueling services.

Stingray Cementing operates in the Appalachian Basin providing cementing services in support of drilling operations. The company owns and operates five twin cementers and associated equipment. Stingray Cementing was formed in 2012 and continues to grow in support of customer demand. It recently expanded capacity by 66% in response to strong customer demand.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
Mammoth Energy Services, Inc.

The following table is derived from our audited financial statements and presents our selected historical combined consolidated financial data as of and for the fiscal years ended December 31, 2016, 2015 and 2014. As an emerging growth company, in accordance with Item 301 of Regulation S-K under the Securities Act, the historical financial data for the years ended December 31, 2013 and 2012 and the balance sheet data as of December 31, 2013 and 2012 are not included. The historical financial information for periods prior to October 12, 2016, contained below relates to Mammoth Energy Partners LP, a Delaware limited partnership (the “Partnership”). On October 12, 2016, the Partnership was converted into a Delaware limited liability company named Mammoth Partners LLC, and then each member of Mammoth Partners LLC contributed all of its membership interests in Mammoth Partners LLC to the Company. Prior to the conversion and the contribution, the Company was a wholly-owned subsidiary of the Partnership. Upon the conversion and the contribution, Mammoth Partners LLC (as the converted successor to the Partnership) became a wholly-owned subsidiary of the Company.
The selected historical financial data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 23, 2017 and attached as Exhibit B hereto and other financial information incorporated by reference in this Information Statement.

	Years Ended December 31,
STATEMENT OF OPERATIONS DATA:	2016	2015	2014
Total revenues	$230,998,721	$359,936,693	$259,526,004
Total cost and expenses	$262,062,627	$381,407,100	$243,723,929
Operating (loss) income	$(31,063,906)	$(21,470,407)	$15,802,075
Total other expense	$(3,459,218)	$(7,350,093)	$(10,298,429)
(Loss) income before income taxes	$(34,523,124)	$(28,820,500)	$5,503,646
Net loss	$(88,407,995)	$(27,231,414)	$(2,010,548)
Comprehensive loss	$(85,697,390)	$(32,046,233)	$(1,537,834)

Net loss per share (basic and diluted)	$(2.81)	$(0.91)	$(0.10)
Weighted average number of shares outstanding	31,500,000	30,000,000	21,056,073

CASH FLOW DATA:
Cash flows provided by operations	$28,101,652	$68,392,616	$8,247,714
Cash flows used in investing activities	$(7,295,817)	$(24,834,909)	$(101,564,915)
Cash flows provided by (used in) financing activities	$4,659,841	$(55,931,472)	$103,125,751

	December 31,
BALANCE SHEET DATA:	2016	2015	2014
Cash and cash equivalents	$28,693,985	$3,074,072	$15,674,492
Property, plant and equipment, net	$221,247,228	$273,026,665	$334,150,453
Total assets	$420,553,835	$450,985,570	$580,714,876
Total current liabilities	$29,339,480	$30,790,175	$71,108,086
Long-term debt	$—	$95,000,000	$146,041,013
Total liabilities	$79,512,155	$127,822,308	$225,504,670
Total equity	$341,041,680	$323,163,262	$355,210,206

The following table presents our selected historical combined consolidated financial data as of and for the fiscal years ended December 31, 2016 and 2015 for Stingray Energy and Stingray Cementing:

	Years Ended December 31,
STATEMENT OF OPERATIONS DATA:	2016	2015
Total revenues	$24,418,141	$33,143,263
Total cost and expenses	$28,626,391	$32,550,973
Operating (loss) income	$(4,208,250)	$592,290
Total other expense	$(325,470)	$(353,821)
Net (loss) income	$(4,533,720)	$238,469

CASH FLOW DATA:
Cash flows provided by operations	$937,354	$4,517,447
Cash flows used in investing activities	$(708,795)	$(2,197,230)
Cash flows used in financing activities	$(834,414)	$(2,392,550)

	December 31,
BALANCE SHEET DATA:	2016	2015
Cash and cash equivalents	$1,930,065	$2,535,920
Property, plant and equipment, net	$13,948,660	$18,011,489
Total assets	$22,598,046	$26,423,586
Total current liabilities	$5,814,970	$4,246,854
Long-term debt	$4,566,964	$5,426,900
Total liabilities	$10,381,934	$9,673,754
Total equity	$12,216,112	$16,749,832

The following table presents our selected historical combined consolidated financial data as of and for the fiscal years ended December 31, 2016 and 2015 and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014 for Sturgeon:

	Years Ended December 31,		September 13 to December 31,
STATEMENT OF OPERATIONS DATA:	2016	2015	2014
Total revenues	$27,473,025	$31,643,413	$18,212,230
Total cost and expenses	$31,039,067	$25,946,410	$11,721,037
Operating (loss) income	$(3,566,042)	$5,697,003	$6,491,193
Total other expense	$(478,791)	$(285,020)	$(2,668)
Net (loss) income	$(4,044,833)	$5,411,983	$6,488,525

CASH FLOW DATA:
Cash flows provided by operations	$5,001,604	$6,135,816	$7,605,402
Cash flows used in investing activities	$(421,797)	$(2,200,324)	$(88,846,113)
Cash flows provided by (used in) financing activities	$(5,000,000)	$(4,514,955)	$82,785,000

	December 31,
BALANCE SHEET DATA:	2016	2015
Cash and cash equivalents	$544,633	$964,826
Property, plant and equipment, net	$20,872,435	$21,856,267
Sand reserves, net	55,367,295	56,250,996
Total assets	84,509,742	92,530,726
Total liabilities	$2,771,067	$1,747,218
Total equity	$81,738,675	$90,783,508

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following summary unaudited pro forma condensed consolidated financial data has been prepared to show the effect of the Transaction on the Company’s results of operations and financial position for the periods and as of the dates indicated. At the closing of the Transaction, which is expected to occur in the second quarter of 2017, the Company will acquire 100% of the ownership interests in the Targets.

Sturgeon and the Company are under common control and it is required under accounting principles generally accepted in the United States of America (“US GAAP”) to account for this common control acquisition in a manner similar to pooling of interest method of accounting. The acquisition of Stingray is being accounted for by application of the acquisition method in accordance with FASB ASC 805, Business Combinations. Under the acquisition method, assets acquired and liabilities assumed in connection with the acquisition are generally recorded at their fair values as of the effective date of the acquisition.

The summary unaudited pro forma condensed consolidated financial information of the Company presented below has been prepared as if the Transaction occurred on September 13, 2014, in the case of the unaudited pro forma condensed consolidated statements of comprehensive (loss) income for the years ended December 31, 2016, 2015 and 2014. The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Transaction occurred on December 31, 2016. The summary unaudited pro forma condensed consolidated financial statements of the Company have also been prepared based on certain pro forma adjustments described in Note 2—Pro forma adjustments to Mammoth Energy Services, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information attached to this Information Statement as Exhibit 99.3.

The following summary pro forma financial information and the Unaudited Pro Forma Condensed Consolidated Financial Information attached as Exhibit 99.3 are qualified in their entirety by reference to and should be read in conjunction with the following historical financial statements and related notes contained in those financial statements: (i) Stingray's audited financial statements as of and for years ended December 31, 2016 and 2015 set forth in Exhibit 99.1 to this Information Statement; (ii) Sturgeon’s audited consolidated financial statements as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014 set forth in Exhibit 99.2 of this Information Statement; and (iii) the Company’s audited consolidated financial statements as of and for years ended December 31, 2016, 2015 and 2014 set forth in its Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference in this Information Statement.

The pro forma adjustments reflected in the summary pro forma condensed consolidated financial statements are based upon currently available information and certain assumptions and estimates; therefore, the actual effects of the Transaction will differ from the pro forma adjustments. However, the Company’s management considers the applied estimates and assumptions to provide a reasonable basis for the presentation of the significant effects that the Transactions are expected to have on the Company. In addition, the Company’s management considers the pro forma adjustments to be factually supportable and to appropriately represent the expected impact of items that are directly attributable to the purchase of the Targets by the Company.

The summary unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what our actual results of operations or our financial position would have been had the transactions occurred on the respective dates assumed, nor is it indicative of our future operating results or financial position.

	Years Ended December 31,
STATEMENT OF OPERATIONS DATA:	2016	2015	2014
Total revenues	$254,285,042	$367,936,792	$275,729,434
Total cost and expenses	$294,624,903	$383,710,196	$253,436,166
Operating (loss) income	$(40,339,861)	$(15,773,404)	$22,293,268
Total other expense	$(4,580,863)	$(7,635,113)	$(10,301,097)
(Loss) income before income taxes	$(44,920,724)	$(23,408,517)	$11,992,171
Net (loss) income	$(104,111,530)	$(21,819,431)	$4,477,977
Comprehensive (loss) income	$(101,400,925)	$(26,634,250)	$4,950,691

	December 31,
BALANCE SHEET DATA:	2016
Cash and cash equivalents	$25,730,834
Property, plant and equipment, net	$259,511,387
Sand reserves, net	$55,367,295
Total assets	$532,195,098
Total liabilities	$88,294,057
Total equity	$443,901,041

VOTING AND VOTE REQUIRED

Pursuant to the Company’s Bylaws and the rules of NASDAQ, a vote by the holders of at least a majority of the Company’s outstanding Common Stock is required to affect the actions described herein. The Company’s Certificate of Incorporation does not authorize cumulative voting. As of the Record Date, the Company had 37,500,000 shares of Common Stock issued and outstanding. The voting power representing not less than a majority of our Common Stock is required to pass any stockholder resolutions. The consenting stockholders hold approximately 78.7% of the voting power attributed to the Company’s issued and outstanding shares of Common Stock. Pursuant to the DGCL, and in accordance with the statements above, the consenting stockholders voted in favor of the actions described herein in the Written Consent, dated May 1, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Holdings of Major Stockholder

The following table sets forth certain information regarding the beneficial ownership as of April 3, 2017 of shares of our common stock by each person or entity known to us to be a beneficial owner of 5% or more of our common stock.

MAJOR STOCKHOLDER TABLE

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Mammoth Energy Holdings LLC	20,446,126 (2)	54.5%
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, CT 06830
Gulfport Energy Corporation	9,075,973 (3)	24.2%
3001 Quail Springs Pkwy
Oklahoma City, OK 73134
Janus Capital Management LLC	2,585,354 (4)	6.8%
151 Detroit Street
Denver, CO 80206

(1)	Beneficial ownership is determined in accordance with SEC rules. The percentage of shares beneficially owned is based on 37,500,000 shares of common stock outstanding as of April 3, 2017.

(2)
Based solely on Schedule 13G filed jointly with the SEC on February 8, 2017 by Mammoth Energy Holdings LLC (“Mammoth Holdings”), Wexford, Wexford GP LLC (“Wexford GP”), Charles E. Davidson and Joseph M. Jacobs. Mammoth Holdings is a holding company managed by Wexford. Wexford is an investment advisor registered with the SEC which manages Mammoth Holdings. Wexford GP is the general partner of Wexford. Mr. Davidson and Mr. Jacobs are the managing members of Wexford GP. Mammoth Holdings has shared voting and dispositive power over 20,443,903 shares of Common Stock. Wexford, Wexford GP, Mr. Davidson and Mr. Jacobs have shared voting and dispositive power over 20,443,903 shares of Common Stock. Wexford may, by reason of its status as manager of Mammoth Holdings, be deemed to own beneficially the securities of which Mammoth Holdings possesses beneficial ownership. Wexford GP may, as the General Partner of Wexford, be deemed to own beneficially the securities of which Mammoth Holdings possesses beneficial ownership. Each of Mr. Davidson and Mr. Jacobs may, by reason of his status as a controlling person of Wexford GP, be deemed to own beneficially the securities of which Mammoth Holdings possesses beneficial ownership. Each of Wexford, Wexford GP, Mr. Davidson and Mr. Jacobs disclaim beneficial ownership of the securities owned by Mammoth Holdings except, in the case of Mr. Davidson and Mr. Jacobs, to the extent of their respective interests in the members of Mammoth Holdings.

(3)
Based solely on Schedule 13G filed with the SEC on February 14, 2017 by Gulfport Energy Corporation. Gulfport Energy Corporation reported sole voting and dispositive power of such shares of common stock.

(4)
Based solely on Schedule 13G jointly filed with the SEC on February 13, 2017 by Janus Capital Management LLC (“Janus Capital”) and Perkins Small Cap Value Fund (“Perkins Fund”). Janus Capital reported sole shared voting power and shared dispositive power over 2,585,354 shares of Common Stock. Perkins Fund reported sole voting power and sole dispositive power over 1,947,646 shares of Common Stock. Janus Capital has a direct 100% ownership stake in Perkins Investment Management LLC (“Perkins”). Janus Capital and Perkins are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 (including Perkins Fund) and to individual and institutional clients, which we refer to herein as Managed Portfolios. As a result of its role as investment adviser or sub-adviser to Managed Portfolios, Perkins may be deemed to be the beneficial owner of 2,585,354 shares of Common Stock held by such Managed Portfolios. Perkins disclaims any ownership associated with such rights.

Holdings of Officers and Directors

The following table sets forth certain information regarding the beneficial ownership as of April 3, 2017 of shares of our common stock by each of our directors, by each named executive officer and by all directors and executive officers as a group:

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Marc McCarthy (2)	—	*
Arty Straehla (3)	1,792	*
Paul Heerwagen (4)	—	*
Arthur Smith (2)	2,223	*
André Weiss (2)	2,223	*
Matthew Ross (5)	2,223	*
Mark Layton (6)	3,000	*
Directors and Executive Officers as a Group (7 persons)	11,461	*
*Less than 1%

(1)
Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, shares of common stock subject to options or restricted stock units held by that person that are exercisable or vested as of April 3, 2017, or exercisable or vesting within 60 days of April 3, 2017, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 37,500,000 shares of common stock outstanding as of April 3, 2017. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options and the vesting of restricted stock units that are not exercisable and/or vested as of April 3, 2017 or within 60 days of April 3, 2017.

(2)
Excludes 6,667 restricted stock units, of which 2,223 vested on October 19, 2016 and the remaining 4,444 will vest in two equal annual installments beginning on October 19, 2017, all of which were assigned to Wexford under the terms of Mr. McCarthy's employment with Wexford. As a result, Mr. McCarthy disclaims beneficial ownership of these restricted stock units.

(3)
These securities are held in three custodial accounts for the benefit of three of Mr. Straehla’s grandchildren and for which Mr. Straehla maintains investment control. Excludes 250,000 restricted stock units, which will vest in three approximately equal annual installments beginning on October 19, 2017.

(4)
Excludes 4,444 restricted stock units awarded to Mr. Heerwagen in connection with his appointment to our board of directors on January 9, 2017, which will vest in two equal annual installments beginning on October 19, 2017. All of these restricted stock units were assigned to Gulfport under the terms of Mr. Heerwagen’s employment with Gulfport. As a result, Mr. Heerwagen disclaims beneficial ownership of these restricted stock units

(5)	Excludes 4,444 restricted stock units, which will vest in two equal annual installments beginning on October 19, 2017.

(6)
Excludes (i) 15,000 restricted stock units, which will vest in four equal annual installments beginning on October 19, 2017 and (ii) 40,000 restricted stock units, which will vest in three remaining approximately equal annual installments beginning on February 21, 2018.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.

Interests of Certain Persons in Matters Acted Upon

Marc McCarthy, Chairman of the Board, currently serves as a Partner at Wexford. MEH Sub, WO Sturgeon, WO Stingray Energy and WO Pressure Pumping, each a Contributor under the Amended and Restated Contribution Agreements, are affiliates of Wexford. As of April 3, 2017, Wexford beneficially owned approximately 54.5% of the outstanding Common Stock.

Paul K. Heerwagen, IV, one of the Company’s directors, is an executive officer of Gulfport, which is a Contributor under each of the three Amended and Restated Contribution Agreements. As of April 3, 2017, Gulfport owned approximately 24.2% of the outstanding Common Stock.

Arthur Straehla, the Company’s Chief Executive Officer, and Mark Layton, the Company’s Chief Financial Officer and Secretary, are also the Chief Executive Officer and Chief Financial Officer, respectively, of Sturgeon, Taylor Frac, Taylor RE and South River. The Company has provided certain management, administrative and treasury functions to Sturgeon, Stingray Cementing and Stingray Energy since 2014.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement the information we have filed with the SEC, which means that we can disclose important information to you without actually including the specific information in this Information Statement by referring you to those documents. The information incorporated by reference is an important part of this Information Statement. The Company hereby incorporates by reference into this Information Statement the following documents:

•	The Company’s Annual Report on Form 10-K (File No. 001-37917) filed with the SEC on February 24, 2017;

•	The Company’s Current Reports on Form 8-K (File No. 001-37917) filed with the SEC on March 24, 2017 (except for Item 7.01) and March 29, 2017 (except for Item 7.01); and

•
The description of the common stock, par value $0.01 per share, of the Company contained in the Company’s Registration Statement on Form 8-A filed with the SEC on October 13, 2016 pursuant to Section 12 of the Exchange Act, including any subsequently filed amendments and reports updating such description.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
The Company may deliver only one Information Statement to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy was delivered, upon written or oral request to the Company at the following address and telephone number:

Mammoth Energy Services, Inc.
14201 Caliber Drive Suite 300
Oklahoma City, Oklahoma 73134
Attn: Don Crist
Phone: (405) 608-6007
In addition, a stockholder can direct a notification to the Company at the phone number and mailing address listed above that the stockholder wishes to receive a separate information statement in the future. Stockholders sharing an address that receive multiple copies can request delivery of a single copy of the information statements by contacting the Company at the phone number and mailing address listed above.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS
The Board has determined that the actions set forth herein are in the best interests of the Company and directed the executive officers of the Company to take all actions required to secure the approval thereof by the Company’s stockholders by consent.
The approval of the Related Party Stock Issuance and the Transaction was taken based upon the unanimous recommendation of the Special Committee and the approval of the full Board, and is evidenced by the Written Consent, dated May 1, 2017, of the consenting stockholders collectively representing approximately 78.7% of the Company’s issued and outstanding shares of Common Stock, approving the Related Party Stock Issuance and the Transaction.
By Order of the Board of Directors,

Mammoth Energy Services, Inc.

By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

Exhibit A-1

AMENDED AND RESTATED CONTRIBUTION AGREEMENT
by and among
MEH Sub LLC,
Wexford Offshore Sturgeon Corp.,
Gulfport Energy Corporation,
Rhino Exploration LLC,
Mammoth Energy Partners LLC
and
Mammoth Energy Services, Inc.
Dated as of
May 12, 2017

ARTICLE 1	CONTRIBUTION

1.1	Contribution of Interests

1.2	Consideration

1.3	Tax Treatment

ARTICLE 2	REPRESENTATIONS AND WARRANTIES OF MAMMOTH

2.1	Organization of Mammoth

2.2	Power and Authority; Enforceability

2.3	No Violation; Necessary Approvals

2.4	Brokers’ Fees

2.5	Capitalization

2.6	Issuance of Common Stock

2.7	Registration Rights

2.8	Breach of Article 5 Representation and Warranty

ARTICLE 3	REPRESENTATIONS AND WARRANTIES OF MAMMOTH PARTNERS LLC

3.1	Organization of Mammoth Partners LLC

3.2	Power and Authority; Enforceability

3.3	No Violation; Necessary Approvals

3.4	Brokers’ Fees

3.5	Breach of Article 5 Representation and Warranty

ARTICLE 4	REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS

4.1	Organization of Contributors

4.2	Power and Authority; Enforceability

4.3	No Violation; Necessary Approvals

4.4	Title to Interests

4.5	Accredited Investor

4.6	Brokers’ Fees

ARTICLE 5	REPRESENTATIONS AND WARRANTIES RELATING TO STURGEON

5.1	Interest Purchase Agreement

5.2	Organization of Sturgeon

5.3	Subsidiaries

5.4	Financial Statements; Records; Undisclosed Liabilities

5.5	Absence of Certain Changes

5.6	Contracts

5.7	Litigation

5.8	Taxes

5.9	Environmental Matters

5.10	Legal Compliance; Permits

5.11	Title to Properties

5.12	Insurance

5.13	No Violation; Necessary Approvals

ARTICLE 6	COVENANTS

6.1	Government Reviews

6.2	Covenants of Contributors

6.3	Covenants of Mammoth

6.4	Covenants of Mammoth Partners LLC

6.5	Notice

ARTICLE 7	CLOSING

7.1	Conditions Precedent

7.2	Time and Place; Closing

7.3	Contributors’ Closing Deliveries

7.4	Mammoth’s Closing Deliveries

7.5	Mammoth Partners LLC’s Closing Deliveries

ARTICLE 8	TERMINATION

8.1	Termination

8.2	Effect of Termination

ARTICLE 9	TAX MATTERS

9.1	Tax Returns

9.2	Transfer Taxes

9.3	Tax Indemnities

9.4	Scope

ARTICLE 10	INDEMNIFICATION

10.1	Survival

10.2	Indemnification

10.3	Indemnification Claim Procedures

10.4	Additional Agreements Regarding Indemnification

10.5	Consideration Adjustment

10.6	Exclusive Remedy

ARTICLE 11	MISCELLANEOUS

11.1	Definitions

11.2	Entire Agreement

11.3	Assignment; Binding Effect

11.4	Notices

11.5	Specific Performance; Remedies

11.6	Headings

11.7	Governing Law

11.8	Amendment; Extensions; Waivers

11.9	Severability

11.10	Expenses

11.11	Counterparts; Effectiveness

11.12	Construction

AMENDED AND RESTATED CONTRIBUTION AGREEMENT
This Amended and Restated Contribution Agreement dated as of May 12, 2017, is by and among MEH Sub LLC, a Delaware limited liability company (“MEH Sub”), Wexford Offshore Sturgeon Corp., a Delaware corporation (“WO Sturgeon”), Gulfport Energy Corporation, a Delaware corporation (“Gulfport”), Rhino Exploration LLC, a Delaware limited liability company (“Rhino,” and, together with MEH Sub, WO Sturgeon and Gulfport, the “Contributors,” and each, a “Contributor”), Mammoth Energy Partners LLC, a Delaware limited liability company (“Mammoth Partners LLC”), and Mammoth Energy Services, Inc., a Delaware corporation (“Mammoth”). The Contributors, Mammoth Partners LLC and Mammoth are hereinafter sometimes referred to individually as a “Party” and together as the “Parties.” This Amended and Restated Contribution Agreement amends and restates in its entirety that certain Contribution Agreement dated as of March 20, 2017 by and among MEH Sub, Gulfport, Rhino, Mammoth Partners LLC and Mammoth (the “Original Agreement”). The Original Agreement, as amended and restated hereby, is referred to herein as the “Agreement.”
RECITALS
A.    The Contributors own, or as of the Closing will own, one hundred percent (100%) of the outstanding limited liability company interests in Sturgeon Acquisitions LLC, a Delaware limited liability company (“Sturgeon”), in the percentages set forth opposite their respective names on Schedule I hereto (collectively, the “LLC Interests”).
B.    At the Closing, each Contributor desires to contribute its LLC Interests to Mammoth Partners LLC for shares of Mammoth common stock, par value $0.01 per share (the “Common Stock”), upon the terms and conditions hereinafter set forth.
C.    Capitalized terms used but not immediately defined have the meanings ascribed to them in Section 11.1 of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
ARTICLE 1
CONTRIBUTION
1.1    Contribution of Interests. At the Closing and subject to the terms and conditions contained in this Agreement, each Contributor shall contribute, transfer, assign, convey and deliver to Mammoth Partners LLC as a contribution to the capital of Mammoth Partners LLC, and Mammoth Partners LLC shall acquire and accept all of such Contributor’s right, title and interest held in the LLC Interests.
1.2    Consideration. At the Closing, Mammoth, in exchange for the transfer of the LLC Interests to Mammoth Partners LLC, shall issue to each Contributor the number of shares of Common Stock of Mammoth set forth next to its name on Schedule II hereto (the “Closing Consideration”).
1.3    Tax Treatment.

(a)    This Agreement is part of a single larger transaction pursuant to an overall plan (the “Plan”) which consists of the Stock Distribution, the Stock Exchanges, the Asset Exchanges and the Wexford Holding Company Liquidations.
(b)    With respect to the Wexford Holding Companies, the Plan is intended to be treated for U.S. federal tax purposes as a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code.
(c)    The Asset Exchanges will be completed on or about the same date pursuant to the Plan. The Asset Exchanges, collectively, are intended to be treated for U.S. federal tax purposes as a tax-free transfer of property in exchange for the Common Stock of Mammoth pursuant to Section 351 of the Code and, in accordance therewith, the Parties acknowledge that immediately following the Asset Exchanges, Gulfport, Rhino, MEH Sub and the Asset Holding Companies will collectively own more than eighty percent (80%) of all of the issued and outstanding Common Stock of Mammoth.
(d)    Each Contributor and Mammoth hereby agree to the U.S. federal income tax treatment described in this Section 1.3, and neither Mammoth nor any Contributor shall maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF MAMMOTH
Mammoth hereby represents and warrants to each Contributor as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
2.1    Organization of Mammoth. Mammoth (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the corporate power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Mammoth has not approved or taken any action, and there is not pending or, to Mammoth’s knowledge, threatened any action, suit, arbitration, mediation, investigation or similar proceeding (an “Action”) for the dissolution, liquidation, insolvency or rehabilitation of Mammoth.
2.2    Power and Authority; Enforceability. Mammoth has the relevant corporate power and authority necessary to execute and deliver this Agreement and each such other documents contemplated hereby and any amendments or supplements to any of the foregoing (collectively, the “Transaction Documents”) to which Mammoth is a party, and to perform and consummate the transactions contemplated by the Contribution (the “Transactions”). Mammoth has taken all action necessary to authorize the execution and delivery by Mammoth of each Transaction Document to which it is a party, the performance of Mammoth’s obligations thereunder, and the consummation by Mammoth of the Transactions. Each Transaction Document to which Mammoth is a party has been duly authorized, executed and delivered by Mammoth, and constitutes the legal, valid and binding obligation of Mammoth, enforceable against Mammoth in accordance with its terms except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights of creditors and general principles of equity (the “Enforceability Exception”).

2.3    No Violation; Necessary Approvals. The execution and the delivery by Mammoth of this Agreement and the other Transaction Documents to which it is a party, the performance by Mammoth of its obligations hereunder and thereunder, and consummation of the Transactions by Mammoth will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any (i) law (statutory, common or otherwise), constitution, ordinance, rule, regulation, executive order or other similar authority (“Law”) enacted, adopted, promulgated or applied by any legislature, agency, bureau, branch, department, division, commission, court, tribunal or other similar recognized organization or body of any federal, state, county, municipal, local or foreign government or other similar recognized organization or body exercising similar powers or authority (a “Governmental Body”), (ii) order, ruling, decision, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Body or arbitrator (an “Order”), (iii) contract, agreement, arrangement, commitment, instrument, document or similar understanding (whether written or oral), including a lease, sublease and rights thereunder (“Contract”) or permit, license, certificate, waiver, notice and similar authorization (“Permit”) to which, in the case of (i), (ii) or (iii), Mammoth is a party or by which Mammoth is bound or any of its assets are subject, or (iv) any provision of the Organizational Documents of Mammoth as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by Mammoth, or any Common Stock owned by any of the stockholders of Mammoth, (c) require any Consent under any Contract or Organizational Document to which Mammoth is a party or by which it is bound or any of its assets are subject, except for any such Consents as have been or will be obtained, (d) require any Permit under any Law or Order other than (i) required filings with the Securities and Exchange Commission (the “Commission”) and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions, or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any equity interest in Mammoth, which have not been validly waived.
2.4    Brokers’ Fees. Mammoth has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which any Contributor could become directly or indirectly liable.
2.5    Capitalization. Mammoth’s authorized capital stock consists of 20,000,000 shares of preferred stock, par value $0.01 per share, none of which is issued and outstanding, and 200,000,000 shares of Common Stock, of which 37,500,000 shares are outstanding as of the Effective Date (excluding shares that may have been issued under the 2016 Plan). All of the issued and outstanding shares of Common Stock in Mammoth: (a) have been duly authorized and validly issued, and are fully paid and nonassessable, (b) were issued in compliance with all applicable state and federal securities Laws, and (c) were not issued in breach or violation of, or did not cause as a result of the issuance thereof a default under, any Contract with or right granted to any other Person. Except to the extent of any awards granted or to be granted under the 2016 Plan, Mammoth has no outstanding options, warrants, exchangeable or convertible securities, subscription rights, exchange rights, statutory pre-emptive rights, preemptive rights granted under its Organizational Documents, stock appreciation rights, phantom stock, profit participation or similar rights, or any other right or instrument pursuant to which any person may be entitled to purchase any security interests in Mammoth, and has no obligation to issue any rights or instruments (“Equity Rights”). Mammoth is not obligated to redeem or otherwise acquire any of its outstanding Common Stock or other equity interests.
2.6    Issuance of Common Stock. The Common Stock comprising the Closing Consideration, when issued and delivered to each Contributor in accordance with the terms of this Agreement for the consideration described in this Agreement, will have been (a) duly authorized and validly issued by Mammoth, (b) fully paid and non-assessable, (c) not subject to any preemptive or similar rights created by any Law or

Order to which Mammoth is a party or by which it is bound, and (d) free and clear of all Liens, other than those created by the Contributors, including but not limited to those arising under applicable securities Laws.
2.7    Registration Rights. Except as described in the Investor Rights Agreement, the Rhino Registration Rights Agreement and the Holdings Registration Rights Agreement, Mammoth has not granted or agreed to grant any registration rights with respect to the registration of its securities under the Securities Act, including piggyback registration rights, to any Person.
2.8    Breach of Article 5 Representation and Warranty. Mammoth has no Actual Knowledge of any breach of any representation or warranty included in Article 5 hereof by any Contributor, or any action or event that would if subject to the Actual Knowledge of any Contributor constitute a breach of a representation or warranty included in Article 5 hereof by any Contributor.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF MAMMOTH PARTNERS LLC
Mammoth Partners LLC hereby represents and warrants to each Contributor as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:

3.1    Organization of Mammoth Partners LLC. Mammoth Partners LLC (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Mammoth Partners LLC has not approved or taken any action, and there is not pending or, to Mammoth Partners LLC’s knowledge, threatened any Action for the dissolution, liquidation, insolvency or rehabilitation of Mammoth Partners LLC.
3.2    Power and Authority; Enforceability. Mammoth Partners LLC has the relevant limited liability company power and authority necessary to execute and deliver this Agreement and each such other Transaction Documents to which Mammoth Partners LLC is a party, and to perform and consummate the Transactions. Mammoth Partners LLC has taken all action necessary to authorize the execution and delivery by Mammoth Partners LLC of each Transaction Document to which it is a party, the performance of Mammoth Partners LLC’s obligations thereunder, and the consummation by Mammoth Partners LLC of the Transactions. Each Transaction Document to which Mammoth Partners LLC is a party has been duly authorized, executed and delivered by Mammoth Partners LLC, and constitutes the legal, valid and binding obligation of Mammoth Partners LLC, enforceable against Mammoth Partners LLC in accordance with its terms subject to the Enforceability Exception.
3.3    No Violation; Necessary Approvals. The execution and the delivery by Mammoth Partners LLC of this Agreement and the other Transaction Documents to which it is a party, the performance by Mammoth Partners LLC of its obligations hereunder and thereunder, and consummation of the Transactions by Mammoth Partners LLC will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which Mammoth Partners LLC is a party or by which it is bound or any of its assets is subject, (b) result in the imposition of any Lien upon any assets owned by Mammoth Partners LLC, (c) require any Consent under any Contract or Organizational Document to which Mammoth Partners LLC is a party or by which it is bound or any of its assets are subject, except for any such Consents as have been or will be obtained, (d) require any Permit under any Law or Order other than (i) required filings with the Commission and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions, or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any equity interest in Mammoth Partners LLC, which have not been validly waived.
3.4    Brokers’ Fees. Mammoth Partners LLC has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which any Contributor could become directly or indirectly liable.
3.5    Breach of Article 5 Representation and Warranty. Mammoth Partners has no Actual Knowledge of any breach of any representation or warranty included in Article 5 hereof by any Contributor, or any action or event that would if subject to the Actual Knowledge of any Contributor constitute a breach of a representation or warranty included in Article 5 hereof by any Contributor.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS
Each Contributor hereby represents and warrants to Mammoth only as to itself as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
4.1    Organization of Contributors. Each of MEH Sub and Rhino (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Each of WO Sturgeon and Gulfport (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the corporate power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. No Contributor has approved or taken any action, and there is not pending or (to such Contributor’s knowledge) threatened Action for the dissolution, liquidation, insolvency or rehabilitation of such Contributor.
4.2    Power and Authority; Enforceability. Contributor has the relevant company power and authority necessary to execute and deliver each Transaction Document to which it is a party and to perform and consummate the Transactions. Contributor has taken all action necessary to authorize its execution and delivery by such Contributor of each Transaction Document to which such Contributor is a party, the performance of its obligations thereunder and the consummation by such Contributor of the Transactions. Each Transaction Document to which a Contributor is a party has been duly authorized, executed and delivered by such Contributor, and constitutes the legal, valid and binding obligation of such Contributor, enforceable against such Contributor in accordance with its terms, subject to the Enforceability Exception.

4.3    No Violation; Necessary Approvals. The execution and the delivery by Contributor of this Agreement and the other Transaction Documents to which such Contributor is a party, the performance by such Contributor of its obligations hereunder and thereunder and the consummation of the Transactions by such Contributor will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which such Contributor is a party or by which it is bound or any of its assets is subject, or any provision of such Contributor’s Organizational Documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by such Contributor, including without limitation, the LLC Interests, (c) require any Consent under any Contract or Organizational Document to which such Contributor is a party or by which it is bound, other than such Consents that have been obtained or will be obtained prior to the Closing, or (d) require any Permit under any Law or Order other than (i) required filings with the Commission and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions.
4.4    Title to Interests. Contributor owns, or prior to Closing will own, the LLC Interests set forth opposite its name on Schedule I attached hereto. There are no other outstanding Equity Interests owned in Sturgeon. Contributor is the record and beneficial owner of its LLC Interests and the sale and delivery of the LLC Interests to Mammoth Partners LLC and upon payment by Mammoth to such Contributor of its portion of the Closing Consideration, such Contributor will convey to Mammoth Partners LLC good and marketable title to its LLC Interests, free and clear of all Liens other than those arising under federal and state securities Laws. There are no transfer restrictions (other than applicable federal and state securities Laws), voting restrictions, preemptive rights, rights of first refusal or any other rights pursuant to any contract, arrangement or understanding entered into or acknowledged by Contributor or its Affiliates imposed upon or with respect to its LLC Interests, and no notices or consents to or from any other party are required under any agreement, Law, Order or otherwise with respect to the transfer of the LLC Interests hereunder by such Contributor, other than those arising under the limited liability company agreement of Sturgeon or under the Holdings Registration Rights Agreement, the Rhino Registration Rights Agreement and the Investor Rights Agreement. Contributor is not (and none of its respective Affiliates are) a party to any members’ agreement, voting trust or other similar contract or agreement with respect to such Contributor’s LLC Interests.
4.5    Accredited Investor. Contributor is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and will acquire the Common Stock for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state blue sky Laws or any other applicable securities Laws. Contributor acknowledges that the Common Stock will not be registered under the Securities Act or any applicable state securities law, and that the Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.
4.6    Brokers’ Fees. Contributor has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which Mammoth or Mammoth Partners LLC could become directly or indirectly liable.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES RELATING TO STURGEON
Since the time that the Contributors acquired the LLC Interests, Mammoth Partners LLC has been responsible for the business operations of Sturgeon, and each Contributor has limited knowledge regarding the business and operations of Sturgeon. Accordingly, each Contributor hereby represents and warrants to

Mammoth and Mammoth Partners LLC to its Actual Knowledge on a several basis as to its respective ownership in Sturgeon as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
5.1    Interest Purchase Agreement. None of the rights of Sturgeon contained in Article VII of that certain Interest Purchase Agreement dated as of September 12, 2014 by and among Taylor Frac, LLC, Taylor Real Estate Investments, LLC, South River Road, LLC, Patrick J. McConnell, Lynn L. McConnell and Sturgeon (the “Interest Purchase Agreement”), which survived the closing of such agreement and are currently in effect, have been modified or further assigned, released or compromised by Sturgeon in accordance with the terms of the Interest Purchase Agreement.
5.2    Organization of Sturgeon. Sturgeon (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. No Contributor has approved or taken any action, and there is not pending or (to such Contributor’s knowledge) threatened Action for the dissolution, liquidation, insolvency or rehabilitation of Sturgeon.
5.3    Subsidiaries. Sturgeon does not own any Equity Interests in any Person other than in Taylor Frac, LLC, Taylor Real Estate Investments, LLC and South River Road, LLC.
5.4    Financial Statements; Records; Undisclosed Liabilities.
(a)    True, accurate, correct and complete copies of the audited balance sheets as of December 31, 2016, December 31, 2015 and December 31, 2014, and the audited statements of operations, statements of cash flows and statements of member capital (deficit) for the years ended December 31, 2016, December 31, 2015 and December 31, 2014 of Sturgeon (collectively, the “Financial Statements”) have been provided to Mammoth. The Financial Statements (A) are in all material respects in accordance with the books and records of Sturgeon, (B) have been prepared in accordance with GAAP, consistently applied, and (C) present fairly, in all material respects, the financial position and the results of operations of Sturgeon.
(b)    Other than potential obligations associated with sand supply agreements, Sturgeon does not have any liabilities or obligations (whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due) reasonably expected to be in excess of $250,000, other than liabilities or obligations expressly reflected on, or reserved against in, the Financial Statements and those arising after the date of the most recent balance sheet in the ordinary course of business.
5.5    Absence of Certain Changes. Since December 31, 2016, (a) there has not been any Material Adverse Effect with respect to Sturgeon or its Subsidiaries, (b) there has been no damage, destruction or loss to the assets or properties of Sturgeon or its Subsidiaries which could reasonably be expected to have a Material Adverse Effect with respect to Sturgeon or its Subsidiaries in excess of $250,000.
5.6    Contracts.

(a)    “Material Contracts” means each of the following agreements to which Sturgeon or its Subsidiaries are a party:
(i)    each Contract for the sale or delivery of frac sand involving aggregate payments in excess of $250,000 during any twelve (12) month period;
(ii)    each Contract requiring the payment of any royalties or similar payments or arrangements in excess of an aggregate amount of $250,000 during any twelve (12) month period in connection with the production or sale of frac sand;
(iii)    each Contract for indebtedness;
(iv)    each Contract involving a remaining commitment to make capital expenditures in excess of $250,000;
(v)    each Contract for lease of real or personal property involving payments in excess of $250,000 in any calendar year;
(vi)    each Contract between any Contributor or Sturgeon or Sturgeon’s Subsidiaries that is not terminable at the Closing without penalty by Sturgeon or Sturgeon’s Subsidiaries;
(vii)    each Contract that provides for a limit on the ability to compete in any line of business or with any Person or in any geographic area during any period of time;
(viii)    any Contract that involves a standstill or similar arrangement;
(ix)    except for Contracts of the nature described in clauses (ii) through (vii) above, any Contract for the purchase of materials, supplies, goods, services, equipment or other assets that provides for aggregate payments of $250,000 or more in any twelve (12) month period;
(x)    any employment, independent contractor or consulting Contract;
(xi)    any management service, financial advisory or any other similar type of Contract;
(xii)    any Contract which contains restrictions with respect to payment of dividends or any other distribution in respect of the capital stock or other equity interests of Sturgeon or its Subsidiaries;
(xiii)    any Contract which is a current insurance policy of, or covering any of the material assets or a business of, Sturgeon or its Subsidiaries;
(xiv)    any intellectual property contract material to the operations of the business of Sturgeon or its Subsidiaries;
(xv)    any Contract that grants or evidences a Lien on any properties or assets of Sturgeon or its Subsidiaries other than Permitted Liens;
(xvi)    any partnership or joint venture agreement (other than the Organizational Documents of Sturgeon or its Subsidiaries); and

(xvii)    any Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) or granting to any Person a right of first refusal, first offer or right to purchase any of the assets of Sturgeon or its Subsidiaries which right survives the Closing, other than Permitted Liens.
(b)    True and complete copies of all Material Contracts are available to Mammoth and Mammoth Partners LLC.
(c)    Each Material Contract (i) is in full force and effect, and (ii) represents the legal, valid and binding obligation of Sturgeon or its Subsidiaries. None of Sturgeon or its Subsidiaries, or any other party is in breach of any Material Contract, and none of the Contributors, Sturgeon or Sturgeon’s Subsidiaries has received any written notice of termination or breach of any Material Contract.
5.7    Litigation. Except as set forth in Schedule 5.7, since December 31, 2014, (a) there have not been and are not presently any legal actions before any Governmental Body or lawsuits pending or threatened against Sturgeon or its Subsidiaries, and (b) Sturgeon and its Subsidiaries are not subject to any injunction, order or unsatisfied judgment from any Governmental Body.
5.8    Taxes. (a) All Tax Returns required to be filed by Sturgeon or its Subsidiaries or with respect to the acquisition, ownership or operation of Sturgeon or its Subsidiaries’ assets have been duly and timely filed with the appropriate Tax Authority, and were, when filed, true, correct and complete in all material respects, (b) all material Taxes due and owing by Sturgeon or its Subsidiaries or with respect to the acquisition, ownership or operation of Sturgeon or its Subsidiaries’ assets have been timely paid in full, (c) there are no Liens (other than Permitted Liens) on any of the assets of Sturgeon or its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax, (d) there is no claim, action or proceeding pending by any applicable Tax Authority in connection with any Tax due from Sturgeon or its Subsidiaries or with respect to the acquisition, ownership or operation of Sturgeon or its Subsidiaries’ assets, (e) no Tax Returns of Sturgeon or its Subsidiaries or with respect to the acquisition, ownership or operation of Sturgeon or its Subsidiaries’ assets are now under audit or examination by any Tax Authority, (f) there are no agreements or waivers providing for an extension of time with respect to the filing of any such Tax Returns or the assessment or collection of any such Tax, (g) no written claim has been made by any Tax Authority in a jurisdiction where Sturgeon or its Subsidiaries does not file a Tax Return it is or may be subject to taxation in that jurisdiction, (h) Sturgeon is not a party to any Tax sharing agreement or otherwise liable for the Taxes of any other Person (including as a transferee or successor), and (i) Sturgeon and its Subsidiaries have no liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or by Contract.
5.9    Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect with respect to Sturgeon, since December 31, 2014:
(a)    the operations of Sturgeon and its Subsidiaries are in compliance with all Environmental Laws, which compliance includes the possession and maintenance of, and compliance with, all Permits required under all Environmental Laws;
(b)    Sturgeon and its Subsidiaries are not the subject of any outstanding administrative or judicial order or judgment, agreement or arbitration award from any Governmental Body under any Environmental Laws requiring remediation or the payment of a fine or penalty or limiting the operations of Sturgeon or its Subsidiaries;

(c)    Sturgeon and its Subsidiaries are not subject to any action pending or threatened in writing, whether judicial or administrative, alleging noncompliance with or potential liability under any Environmental Law;
(d)    there has been no release of any Hazardous Substance into the environment by Sturgeon, its Subsidiaries or their assets, operations and business except in compliance with applicable Environmental Law; and
(e)    there has been no exposure of any Person or property to any Hazardous Substances in connection with the operation of the assets of Sturgeon or its Subsidiaries that could reasonably be expected to form the basis of a claim for damages or compensation.
5.10    Legal Compliance; Permits. Except with respect to (i) matters set forth on Schedule 5.7, if any, (ii) compliance with Laws concerning Taxes (as to which representations and warranties are made only pursuant to Section 5.8), and (c) compliance with Environmental Laws (as to which representations and warranties are made only pursuant to Section 5.9), since December 31, 2014:
(a)    Sturgeon and its Subsidiaries are in compliance with all Laws in all material respects;
(b)    Sturgeon and its Subsidiaries have not received written notice of any violation of any Law; and
(c)    Sturgeon and its Subsidiaries possess all Permits necessary for them to own their assets and operate their business as currently conducted, and all such Permits are in full force and effect.
5.11    Title to Properties. Sturgeon and its Subsidiaries have good, valid and marketable title to all of their owned or leased real and personal property. Each reserve report related to the sand reserves of Sturgeon and its Subsidiaries set forth on Schedule 5.11 was prepared by an independent engineer and geologist, and to the knowledge of the Contributors, the factual, non-interpretive sand reserve information on which each such reserve report was based was accurate in all material respects.
5.12    Insurance. Sturgeon and its Subsidiaries are in compliance with any and all insurance policies covering their business or their properties, assets or employees (including, without limitation, self-insurance) and all such policies are in full force and effect. All of such currently effective insurance policies are available to Mammoth and Mammoth Partners LLC.
5.13    No Violation; Necessary Approvals. The execution and the delivery by Contributor of this Agreement and the other Transaction Documents to which such Contributor is a party, the performance by such Contributor of its obligations hereunder and thereunder and the consummation of the Transactions by such Contributor will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which Sturgeon or its Subsidiaries is a party or by which they are bound or any of their assets are subject, or any provision of Sturgeon’s or its Subsidiaries’ Organizational Documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by Sturgeon or its Subsidiaries, (c) require any Consent under any Contract or Organizational Document to which Sturgeon or its Subsidiaries is a party or by which they are bound, other than such Consents that have been obtained or will be obtained prior to the Closing, or (d) require any Permit under any Law or Order other than notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions.

ARTICLE 6
COVENANTS
6.1    Government Reviews.
(a)    From and after the Effective Date until the Closing, subject to the terms and conditions of this Agreement, each Party shall, and shall cause their respective Affiliates to, undertake commercially reasonable efforts to make or cause to be made promptly (and, in the case of filings required to be made pursuant to the HSR Act, not later than ten (10) Business Days following the Effective Date) the filings required of such Party or any of its Affiliates under any Laws with connection with such filings; provided, however, that all filing fees payable to any Governmental Body relating to filings required to be made pursuant to the HSR Act shall be paid and borne by Mammoth. In furtherance and not in limitation of the foregoing, the Parties shall, to the extent permissible by Law, (i) cooperate with the other Parties and furnish to the other Parties all information in such Party’s possession that is necessary in connection with such other Party’s filings, (ii) promptly inform the other Parties of, and supply to such other Parties copies of any communication (or other correspondence or memoranda) from or to, and any proposed understanding or agreement with, any Governmental Body in respect of such filings, (iii) consult and cooperate with the other Parties and provide each other with a reasonable opportunity to provide comments in connection with any analyses, appearances, presentations, memoranda, briefs, arguments and opinions made or submitted by or on behalf of any Parties in connection with all meetings, actions and proceedings with any Governmental Body relating to such filings, and (iv) comply, as promptly as is reasonably practicable, with any requests received by the Parties or any of their Affiliates under the HSR Act and any other Laws for additional information, documents or other materials. If a Party intends to participate in any communication or meeting with any Governmental Body with respect to such filings, it shall give the other Parties reasonable notice of, and to the extent permitted by the Governmental Body, an opportunity to participate in any such meeting or communication. Parties shall jointly determine any strategy or tactic in complying with this Section 6.1, including Section 6.1(b).
(b)    The Parties shall, and shall cause their Affiliates to, use commercially reasonable efforts to (i) cause the expiration or early termination of the applicable waiting period under the HSR Act with respect to the Transactions as promptly as is practicable but in no event later than the Termination Date, and (ii) resolve any objection or assertion by any Governmental Body or any action or proceeding by any Governmental Body or other Person, whether by judicial or administrative action, challenging this Agreement or the consummation of the Transactions or the performance of obligations hereunder so as to enable the Closing to occur as soon as reasonably practicable (and in any event not later than the Termination Date). The Parties shall use commercially reasonable efforts to contest and resist any action or proceeding instituted (or threatened in writing to be instituted) by any Governmental Body challenging the Transactions as in violation of any Law.
6.2    Covenants of Contributors. From the Effective Date through the Closing, Contributor will:
(a)    Not, without the prior written consent of Mammoth or Mammoth Partners LLC, sell, transfer (or agree to sell or transfer) or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of its LLC Interests except pursuant to the Plan, or cause any transaction as to Sturgeon or its Subsidiaries to be taken outside the ordinary course of business, including without limitation entering into any Material Contract or withdrawal or distribution of cash;

(b)    Not, without the prior written consent of Mammoth or Mammoth Partners LLC, cause or take any action that would render any of the representations or warranties set forth in Article 4 and Article 5 untrue in any material respect; or
(c)    Consent to or vote the shares of Common Stock they currently own in Mammoth in favor of the consummation of the Transactions.
6.3    Covenants of Mammoth. From the Effective Date through the Closing, and except as contemplated by or as may be specified in this Agreement or the Transactions, Mammoth will not, without the prior written consent of the Contributors:
(a)    Split, combine or reclassify any of its Equity Interests, declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of its Equity Interests, make any other actual, constructive or deemed distribution in respect of its Equity Interests or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its Subsidiaries; or
(b)    Cause or take any action that would render any of the representations and warranties set forth in Article 2 untrue in any material respect.
6.4    Covenants of Mammoth Partners LLC. From the Effective Date through the Closing, and except as contemplated by or as may be specified in this Agreement or the Transactions, Mammoth Partners LLC will not, without the prior consent of the Contributors, cause or take any action that would render any of the representations and warranties set forth in Article 3 untrue in any material respect.
6.5    Notice. From the Effective Date through the Closing, each Party shall give prompt written notice to the other Parties of (a) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, or (b) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.
ARTICLE 7
CLOSING
7.1    Conditions Precedent.
(a)    Conditions to Each Party’s Obligations. The obligations of each Party to effect the Transactions shall be subject to the satisfaction or waiver of the following conditions:
(i)    No Law or Order shall have been enacted, issued, entered, promulgated or enforced by any Governmental Body that prohibits the consummation of the Transaction;
(ii)    The waiting period under the HSR Act has expired or terminated, or early termination of the waiting period shall have been granted;
(iii)    The period after filing of the Information Statement has lapsed and the Transactions have been approved by the requisite vote of the outstanding shares of Common Stock of Mammoth;

(iv)    Observance on the Closing Date of all conditions expressed in Section 1.3 hereof including the execution and consummation of the transactions contemplated by the Distribution and Exchange Agreement and the Stingray Asset Exchange Agreements; and
(v)    No action, proceeding, investigation, regulation or litigation shall have been instituted or threatened before any court or Governmental Body to enjoin, restrain, prohibit or obtain damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the Transactions.
(b)    Conditions to Obligations of Mammoth and Mammoth Partners LLC. The obligations of Mammoth and Mammoth Partners LLC to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction (or waiver by it in writing) of the following conditions:
(i)    The representations and warranties of each Contributor contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);
(ii)    Each Contributor shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;
(iii)    There shall be no Liens on the LLC Interests except those arising under federal and state securities laws and those created by Mammoth or Mammoth Partners LLC; and
(iv)    Each Contributor shall have executed and delivered to Mammoth and Mammoth Partners LLC the documents required to be delivered by it pursuant to Section 7.3 hereof.
Any or all of the foregoing conditions may be waived by Mammoth and Mammoth Partners LLC in their sole and absolute discretion.
(c)    Conditions to Obligations of each Contributor. The obligations of each Contributor to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction (or waiver by it in writing) of the following conditions:
(i)    The representations and warranties of Mammoth and Mammoth Partners LLC contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);
(ii)    Mammoth and Mammoth Partners LLC shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date; and
(iii)    Mammoth and Mammoth Partners LLC shall have executed and delivered to such Contributor the documents required to be delivered to such Contributor pursuant to Section 7.4 and Section 7.5 hereof.

Any or all of the foregoing conditions may be waived by a Contributor in its sole and absolute discretion.
7.2    Time and Place; Closing. Unless this Agreement shall have terminated pursuant to Article 8, the closing of the Transactions (the “Closing”) shall occur upon the satisfaction or waiver of the conditions in Section 7.1 (the “Closing Date”). The Closing shall take place at a place as determined by Mammoth and Mammoth Partners LLC. Occurrence of the Closing shall terminate any future performance or further accrual of fees due by Sturgeon and its Subsidiaries to any Contributor or its Affiliates (other than Mammoth and its Subsidiaries) under any existing management or administrative services or financial advisory agreements. Any financial obligation of Sturgeon or its Subsidiaries that is incurred or accelerated as a result of the Closing, shall be solely the responsibility of Mammoth and Mammoth Partners LLC.
7.3    Contributors’ Closing Deliveries. On the Closing Date, each Contributor shall deliver or cause to be delivered to Mammoth and Mammoth Partners LLC the following closing documents:
(a)    Instruments of conveyance and assignment, substantially in the form attached hereto as Exhibit A (the “Assignments”), and any other documents or certificates that are in the possession of such Contributor which are reasonably requested by Mammoth and Mammoth Partners LLC and are reasonably necessary or desirable in connection with the assignment, transfer, conveyance, contribution and delivery of the LLC Interests to Mammoth Partners LLC and to effectuate the Transactions;
(b)    A certificate from an officer of each Contributor stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(b); and
(c)    Such other documents, instruments and third party approvals as reasonably requested by Mammoth and Mammoth Partners LLC.
7.4    Mammoth’s Closing Deliveries. On the Closing Date, Mammoth shall deliver or cause to be delivered to the Contributors the following:
(a)    Mammoth Common Stock to each Contributor as specified on Schedule II attached hereto either in the form of one or more certificates or through the electronic registration of such shares of Common Stock;
(b)    A certificate from an officer of Mammoth stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(c); and
(c)    Such other documents, instruments and third party approvals as reasonably requested by the Contributors.
7.5    Mammoth Partners LLC’s Closing Deliveries. On the Closing Date, Mammoth Partners LLC shall deliver or cause to be delivered to the Contributors a certificate from an officer of Mammoth Partners LLC stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(c), and such other documents, instruments and third party approvals as reasonably requested by the Contributors.
ARTICLE 8
TERMINATION
8.1    Termination. This Agreement may be terminated as follows:

(a)    By mutual written consent of the Parties; or
(b)    By any Party upon written notice to each other Party if the Closing does not occur by July 31, 2017.
8.2    Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 8.1 (the date of such termination or abandonment is referred to in this Agreement as the “Termination Date”), this Agreement shall forthwith become void and have no effect without any liability on the part of any Party or its Affiliates, directors, officers, managers, members or stockholders other than the provisions of this Section 8 and Article 10 hereof. Nothing contained in this Section 8.2 shall relieve any Party from liability for any breach of this Agreement prior to such termination.
ARTICLE 9
TAX MATTERS
9.1    Tax Returns.
(a)    The Parties agree that the income of Sturgeon for the period up to and including the Closing Date will be reflected on the federal income Tax Returns of the Contributors, and that the income of Sturgeon for the period after the Closing Date will be reflected on the federal income Tax Return of Mammoth, to be allocated (i) in the case of any Taxes determined on a periodic basis, pro rata based on the number of days prior to or on the Closing Date (such amount to be allocated to the Contributors) and for any time thereafter (such amount to be allocated to Mammoth), or (ii) for all other Taxes, based on the closing of the books of Sturgeon as of the end of the Closing Date.
(b)    The Parties shall cooperate fully as and to the extent reasonably requested by the other Parties, to accomplish the apportionment of income described pursuant to this Section 9.1, requests for the provision of any information or documentation within the knowledge or possession of the other Parties as reasonably necessary to facilitate compliance with financial reporting obligations arising under ASC 740 (including accounting for uncertain tax positions), and any audit, litigation or other proceeding (each a “Tax Proceeding”) with respect to Taxes. Such cooperation shall include access to, the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any Tax Return or Tax Proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Mammoth will use reasonable efforts to cause Sturgeon to retain all books and records with respect to Tax matters pertinent to Sturgeon relating to any taxable period beginning before the Closing Date until the later of six (6) years after the Closing Date or the expiration of the applicable statute of limitations of the respective taxable periods (including any extensions thereof) and to abide by any record retention agreements entered into with any Tax Authority. Mammoth and the Contributors each agree, upon request, to use reasonable efforts to obtain any certificate or other document from any Tax Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the Transactions contemplated by this Agreement.
9.2    Transfer Taxes. Responsibility for the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the Transactions contemplated by this Agreement shall be borne 50% by Mammoth and 50% by the Contributors.
9.3    Tax Indemnities.

(a)    The Contributors shall be liable for, shall pay and shall protect, defend, indemnify and hold harmless Mammoth from and against all Damages such parties incur arising from (i) any breach of the representations and warranties contained in Section 5.8, (ii) any Taxes of the Contributors arising prior to and including the Closing Date, (ii) any liability of Sturgeon for the Tax of another Person as a result of being (A) a member of an affiliated, consolidated, combined or unitary group, or (B) a party to any Contract providing for an obligation to indemnify any other Person for Tax. Mammoth shall be solely liable for, shall pay and shall protect, defend, indemnify and hold harmless the Contributors from any and all Taxes which arise as a result of the ownership of the LLC Interests after the Closing Date.
(b)    If any claim (an “Indemnified Tax Claim”) is made by any Tax Authority that, if successful, would result in indemnification of any Party (the “Tax Indemnified Party”) by another Party (the “Tax Indemnifying Party”) under this Section 9.3, the Tax Indemnified Party shall promptly, but in no event later than the earlier of (i) forty-five (45) days after receipt of notice from the Tax Authority of such claim, or (ii) fifteen (15) days prior to the date required for the filing of any protest of such claim, notify the Tax Indemnifying Party in writing of such fact.
(c)    The Tax Indemnifying Party shall control all decisions with respect to any Tax Proceeding involving an Indemnified Tax Claim and the Tax Indemnified Party shall take such action (including settlement with respect to such Tax Proceeding or the prosecution of such Tax Proceeding to a determination in a court or other tribunal of initial or appellate jurisdiction) in connection with a Tax Proceeding involving an Indemnified Tax Claim as the Tax Indemnifying Party shall reasonably request in writing from time to time, including the selection of counsel and experts and the execution of powers of attorney; provided, however, that (i) within thirty (30) days after the notice required by Section 9.3(b) has been delivered (or such earlier date that any payment of Taxes with respect to such claim is due but in no event sooner than five (5) days after the Tax Indemnifying Party’s receipt of such notice), the Tax Indemnifying Party requests that such claim be contested, and (ii) if the Tax Indemnified Party is requested by the Tax Indemnifying Party to pay the Tax claimed and sue for a refund, the Tax Indemnifying Party shall have advanced to the Tax Indemnified Party, on an interest-free basis, the amount of such claim. The Tax Indemnified Party shall not make any payment of an Indemnified Tax Claim for at least thirty (30) days (or such shorter period as may be required by Law) after the giving of the notice required by Section 9.3(b) with respect to such claim, shall give to the Tax Indemnifying Party any information requested related to such claim and otherwise shall cooperate with the Tax Indemnifying Party in order to contest effectively any such claim.
9.4    Scope. Notwithstanding anything to the contrary herein, this Article 9 shall be the exclusive remedy for any claims relating to Taxes (including any claims relating to representations respecting tax matters in Section 5.8). The rights under this Article 9 shall survive the Closing until thirty (30) days after the expiration of the statute of limitations (including extensions) applicable to such Tax matter. No claim may be made or brought by any Party hereto after the expiration of the applicable survival period unless such claim has been asserted by written notice specifying the details supporting the claim on or prior to the expiration of the applicable survival period. For the avoidance of doubt, this Article 9 shall not be subject to the provisions of Article 10.
ARTICLE 10
INDEMNIFICATION
10.1    Survival. Subject to Article 9 relating to Taxes, the representations and warranties of the Parties contained in this Agreement and all covenants contained in this Agreement that are to be performed prior to the Closing will survive the Closing for a period of eighteen (18) months following the Closing, except in the case of fraud or willful misconduct, in which event the survival period shall extend to the applicable statute of limitations plus thirty (30) days. All covenants and agreements of the Parties contained in this Agreement to be performed after the Closing will survive the Closing in accordance with their terms.
10.2    Indemnification.
(a)    Each Contributor only as to itself shall indemnify and hold Mammoth and Mammoth Partners LLC, and their respective officers, directors, managers, employees, agents, representatives, members, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty such Contributor has made in this Agreement, or (ii) any breach, violation or default by such Contributor of any covenant, agreement or obligation of such Contributor in this Agreement. Notwithstanding the above, MEH Sub shall be jointly and severally liable for the indemnity obligations of WO Sturgeon hereunder.
(b)    Mammoth and Mammoth Partners LLC shall indemnify and hold each Contributor and its respective officers, directors, managers, employees, agents, representatives, controlling persons, members, partners, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty Mammoth or Mammoth Partners LLC has made in this Agreement, or (ii) any breach, violation or default by Mammoth or Mammoth Partners LLC of any covenant, agreement or obligation of Mammoth or Mammoth Partners LLC in this Agreement.
(c)    Notwithstanding anything in this Article 10 to the contrary, all Damages relating to Taxes which are subject to Article 9 shall only be subject to indemnification under Section 9.3.
10.3    Indemnification Claim Procedures.
(a)    If any Action is commenced or threatened that may give rise to a claim for indemnification (an “Indemnification Claim”) by any person entitled to indemnification under this Agreement (each, an “Indemnified Party”) against any person obligated to indemnify an Indemnified Party (an “Indemnitor”), then such Indemnified Party will promptly give written notice to the Indemnitor. Such notice will describe the Indemnification Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Damages that have been or may be sustained by the Indemnified Party. In the event of a delay in the Indemnified Party providing such notice, the Indemnitor shall not be responsible for damages resulting from any such delay, including damages resulting from an inability to mitigate or a delay in mitigating damages. An Indemnitor may elect at any time to assume and thereafter conduct the defense of the Indemnification Claim with counsel of the Indemnitor’s choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnitor will not approve of the entry of any judgment or enter into any settlement with respect to the Indemnification Claim without the Indemnified Party’s prior written approval (which must not be withheld unreasonably). Until an Indemnitor assumes the defense of the Indemnification Claim, the Indemnified Party may defend against the Indemnification Claim in any manner the Indemnified Party reasonably deems appropriate. If the Indemnified Party gives an Indemnitor notice of an Indemnification Claim and the Indemnitor does not, within ten (10) days after such notice is given, give notice to the Indemnified Party of its election to assume the defense of such Indemnification Claim and thereafter promptly assume such defense, then the Indemnitor will be bound by any judicial determination made with respect to such Indemnification Claim or any compromise or settlement of such Indemnification Claim effected by the Indemnified Party.

(b)    A claim for any matter not involving a third party may be asserted by notice to the Party from whom indemnification is sought.
10.4    Additional Agreements Regarding Indemnification.
(a)    The Contributors shall not have any liability arising out of or relating to Section 10.2(a) for breaches of representations and warranties except if the aggregate Damages actually incurred by the Indemnified Party thereunder exceed $1,000,000, except in the case of fraud or willful misconduct, in which event there shall be no exception to liability.
(b)    In no event shall the aggregate liability of the Contributors arising out of or relating to Section 10.2(a) for breaches of representations or warranties exceed twenty-five percent (25%) of the value of the Closing Consideration on the Closing Date, except in the case of fraud or willful misconduct, in which event there shall be no limitation on liability.
(c)    For the avoidance of doubt, nothing in this Section 10.4 shall affect the provisions of Article 9.
10.5    Consideration Adjustment. The Parties agree to treat all payments made pursuant to this Article 10 as adjustments to the capital contribution for Tax purposes, except as otherwise required by Law following a final determination by the U.S. Internal Revenue Service or a Governmental Body with competent jurisdiction.
10.6    Exclusive Remedy.
(a)    No Party shall have any liability for contribution, and no Party shall make any such claim, for any Damages or other matter (and the Parties each hereby waive any right of contribution against the other and their respective Affiliates), under, arising out of or relating to this Agreement, any other document, agreement, certificate or other matter delivered pursuant hereto or the Transactions contemplated hereby, whether based on contract, tort, strict liability, other Laws or otherwise.
(b)    NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO PARTY SHALL BE LIABLE FOR SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, LOST PROFITS, LOST OPPORTUNITIES OR OTHER SPECULATIVE DAMAGES, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY, OTHER LAW OR OTHERWISE AND WHETHER OR NOT ARISING FROM ANY OTHER PARTY’S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT; PROVIDED, HOWEVER, THAT THIS SECTION 10.6 SHALL NOT LIMIT A PARTY’S RIGHT TO RECOVERY UNDER ARTICLE 10 FOR ANY SUCH DAMAGES TO THE EXTENT SUCH PARTY IS REQUIRED TO PAY SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A MATTER FOR WHICH SUCH PARTY IS OTHERWISE ENTITLED TO INDEMNIFICATION UNDER ARTICLE 10.
ARTICLE 11
MISCELLANEOUS
11.1    Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below.
“Action” has the meaning set forth in Section 2.1.

“Actual Knowledge” means (a) with respect to MEH Sub and WO Sturgeon, the actual knowledge of Marc McCarthy, (b) with respect to Gulfport, the actual knowledge of Mike Moore and Keri Crowell, (c) with respect to Rhino, the actual knowledge of Rick Boone and Scott Morris, (d) with respect to Mammoth, the actual knowledge of Arty Straehla and Mark Layton, and (e) with respect to Mammoth Partners LLC, the actual knowledge of Arty Straehla and Mark Layton, in each case without any duty of inquiry.
“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.
“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Assignments” has the meaning set forth in Section 7.3(a).
“Asset Exchanges” means the contributions to Mammoth Partners LLC of all the outstanding limited liability company interests in (a) Sturgeon pursuant to this Agreement, (b) Stingray Cementing pursuant to the Stingray Cementing Agreement, and (c) Stingray Energy pursuant to the Stingray Energy Agreement, in each case in exchange for newly issued shares of Mammoth Common Stock.
“Asset Holding Companies” means Wexford Offshore Stingray Pressure Pumping Corp., Wexford Offshore Stingray Energy Corp. and Wexford Offshore Sturgeon Corp.
“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Oklahoma and the State of New York.
“Closing” or “Closing Date” has the meaning set forth in Section 7.2.
“Closing Consideration” has the meaning set forth in Section 1.2.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commission” has the meaning set forth in Section 2.3.
“Common Stock” has the meaning set forth in the Recitals.
“Consent” means any consent, order, waiver, approval or authorization of, or registration, qualification, designation, declaration or filing with, any Person or Governmental Body or under any applicable Laws.
“Contract” has the meaning set forth in Section 2.3.
“Contribution” means the Contributors’ contribution of the LLC Interests to Mammoth Partners LLC in return for shares of Common Stock of Mammoth pursuant to this Agreement.
“Contributor” or “Contributors” has the meaning set forth in the introductory paragraph hereto.
“Damages” means all losses (including diminution in value), damages and other costs and expenses of any kind or nature whatsoever, whether known or unknown, contingent or vested, matured or unmatured, and whether or not resulting from third-party claims, including costs (including reasonable fees and expenses of attorneys, other professional advisors and expert witnesses and the allocable portion of the relevant person’s internal costs) of investigation, preparation and litigation in connection with any Action or threatened Action.
“Distribution and Exchange Agreement” means the Distribution and Exchange Agreement entered into by Mammoth, Mammoth Energy Holdings LLC and the Stock Holding Companies, pursuant to which Mammoth Energy Holdings LLC shall exchange with and distribute a portion of its Mammoth Common Stock to each Stock Holding Company.
“Effective Date” means (a) as to MEH Sub, Gulfport, Rhino, Mammoth Partners LLC and Mammoth, March 20, 2017, the date of the Original Agreement, and (b) as to WO Sturgeon, the date of this Agreement.
“Enforceability Exception” has the meaning set forth in Section 2.2.
“Environmental Law” means any Law relating to the environment, natural resources, human health and safety, or the protection thereof, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., and any Law relating to the prevention of pollution, remediation of contamination or the restoration of environmental quality, and all analogous state or local statutes, and the regulations promulgated pursuant thereto.
“Equity Interest” means (a) with respect to a corporation, any and all shares of capital stock and any Equity Rights with respect thereto, (b) with respect to a partnership, limited liability company, trust, or similar Person, any and all units, interests or other partnership/limited liability company interests, and any Equity Rights with respect thereto, and (c) any other direct or indirect equity ownership or participation in a Person.
“Equity Rights” has the meaning set forth in Section 2.5.
“Financial Statements” has the meaning set forth in Section 5.4(a).
“GAAP” means generally accepted accounting principles of the United States, consistently applied.
“Governmental Body” has the meaning set forth in Section 2.3.
“Gulfport” has the meaning set forth in the introductory paragraph hereto.
“Hazardous Substance(s)” means each substance defined, designated or classified as a hazardous waste, hazardous substance, hazardous material, solid waste, pollutant, contaminant or toxic substance under any Environmental Law and any petroleum or petroleum products that have been released into the environment.
“Holdings Registration Rights Agreement” means that certain Registration Rights Agreement dated as of October 12, 2016 by and between Mammoth and Mammoth Energy Holdings LLC, a Delaware limited liability company, as amended or supplemented.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and regulations promulgated thereunder.

“Indemnification Claim” has the meaning set forth in Section 11.3(a).
“Indemnified Party” has the meaning set forth in Section 11.3(a)
“Indemnitor” has the meaning set forth in Section 11.3(a).
“Information Statement” means collectively, the preliminary and definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act and Rule 14c-2 thereunder to be filed by Mammoth in connection with the Transactions.
“Interest Purchase Agreement” has the meaning set forth in Section 5.1.
“Investor Rights Agreement” means that certain Investor Rights Agreement dated as of October 12, 2016 by and between Mammoth and Gulfport.
“Law” has the meaning set forth in Section 2.3.
“Lien” means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever.
“LLC Interests” has the meaning set forth in the Recitals.
“Mammoth” has the meaning set forth in the introductory paragraph hereto.
“Mammoth Partners LLC” has the meaning set forth in the introductory paragraph hereto.
“Material Adverse Effect” with respect to any Person, means, any circumstance, change or effect that, individually or in the aggregate, (a) is or would reasonably be expected to be materially adverse to the business, operations or financial condition of such Person and its Subsidiaries, taken as a whole, or (b) materially impedes or would reasonably be expected to impede the ability of the Parties to complete the Transactions.
“Material Contracts” has the meaning set forth in Section 5.6(a).
“MEH Sub” has the meaning set forth in the introductory paragraph hereto.
“Order” has the meaning set forth in Section 2.3.
“Organizational Documents” means with respect to any entity, the certificate of formation, limited liability company agreement or operating agreement, participating agreements, certificate of incorporation, bylaws, certificate of limited partnership, limited partnership agreement and any other governing instrument, as applicable.
“Original Agreement” has the meaning set forth in the introductory paragraph hereto.
“Party” or “Parties” has the meaning set forth in the introductory paragraph hereto.
“Permit” has the meaning set forth in Section 2.3.
“Permitted Liens” means (a) Liens for Taxes not yet delinquent or being contested in good faith by appropriate proceedings, (b) statutory Liens (including materialmen’s, warehousemen’s, mechanic’s,

repairmen’s, landlord’s and other similar Liens) arising in the ordinary course of business securing payments not yet delinquent or being contested in good faith by appropriate proceedings, (c) the rights of lessors and lessees under leases, and the rights of third parties under any agreement, in each case executed in the ordinary course of business and that do not materially and adversely affect the ability of Sturgeon and its Subsidiaries to conduct their business as currently conducted, (d) the rights of licensors and licensees under licenses executed in the ordinary course of business and that do not materially and adversely affect the ability of Sturgeon and its Subsidiaries to conduct their business as currently conducted, (e) restrictive covenants, easements and defects, imperfections or irregularities of title or Liens, if any, of a nature that do not materially and adversely affect the assets or properties subject thereto, (f) preferential purchase rights and other similar arrangements with respect to which consents or waivers are obtained for the Transactions or as to which the time for asserting such rights has expired at the Closing Date without an exercise of such rights, (g) restrictions on transfer with respect to which consents or waivers are obtained for the Transactions, and (h) Liens granted in the ordinary course of business which do not secure the payment of indebtedness and which do not materially and adversely affect the ability of Sturgeon and its Subsidiaries to conduct their business as currently conducted.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.
“Plan” has the meaning set forth in Section 1.3(a).
“Rhino” has the meaning set forth in the introductory paragraph hereto.
“Rhino Registration Rights Agreement” means that certain Registration Rights Agreement dated as of October 12, 2016 by and between Mammoth and Rhino.
“Securities Act” means Securities Act of 1933, as amended.
“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Stingray Asset Exchange Agreements” means the Stingray Cementing Agreement and the Stingray Energy Agreement.
“Stingray Cementing” means Stingray Cementing LLC, a Delaware limited liability company.
“Stingray Cementing Agreement” means that certain Amended and Restated Contribution Agreement dated as of the date hereof by and among MEH Sub, Wexford Offshore Stingray Energy Corp., Gulfport, Mammoth Partners LLC and Mammoth.
“Stingray Energy” means Stingray Energy Services LLC, a Delaware limited liability company.
“Stingray Energy Agreement” means that certain Amended and Restated Contribution Agreement dated as of the date hereof by and among MEH Sub, Wexford Offshore Stingray Pressure Corp., Gulfport, Mammoth Partners LLC and Mammoth.
“Stock Distribution” means the distribution of shares of Mammoth Common Stock pursuant to the Distribution and Exchange Agreement.
“Stock Exchanges” means the exchange of outstanding shares of Mammoth Common Stock for newly issued shares of Mammoth Common Stock to each Stock Holding Company pursuant to the Distribution and Exchange Agreement.

“Stock Holding Companies” means Wexford Offshore Bison Corp., Wexford Offshore Muskie Corp., Wexford Offshore Redback Corp., Wexford Offshore Redback Coil Tubing Corp., Wexford Offshore Stingray Logistics Corp. and Wexford Offshore Stingray Pressure Pumping Corp.
“Sturgeon” has the meaning set forth in the Recitals.
“Subsidiary” means any corporation, partnership, limited liability company, joint venture, trust or other legal entity which the applicable Person owns (either directly or through or together with another Subsidiary) either (a) a general partner, managing member or other similar interest, or (b) (i) more than 50% of the equity interests, or (ii) more than 50% of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity.
“Tax” means all taxes, assessments, duties, levies, imposts or other similar charges imposed by a Governmental Body, including all income, franchise, profits, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profits, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental (including taxes under Code Section 59A), alternative minimum, add-on, value-added, backup withholding and other taxes, assessments, duties, levies, imposts or other similar charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and all estimated taxes, deficiency assessments, additions to tax, additional amounts imposed by any Governmental Body, penalties and interest.
“Tax Authority” means any Governmental Body having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Tax Indemnified Party” has the meaning set forth in Section 9.3(b).
“Tax Indemnifying Party” has the meaning set forth in Section 9.3(b).
“Tax Proceeding” has the meaning set forth in Section 9.1(b).
“Tax Return” means any report, return, election, document, estimated Tax filing, declaration or other filing provided to any Tax Authority, including any amendments thereto.
“Termination Date” has the meaning set forth in Section 8.2.
“Transaction Documents” has the meaning set forth in Section 2.2.
“Transactions” has the meaning set forth in Section 2.2.
“2016 Plan” means the Mammoth Energy Services, Inc. 2016 Equity Incentive Plan.
“Wexford Holding Companies” means the Stock Holding Companies and the Asset Holding Companies (noting for the sake of clarity that Wexford Offshore Stingray Pressure Pumping Corp. is both a Stock Holding Company and an Asset Holding Company).
“Wexford Holding Company Liquidations” means the liquidation of each of the Wexford Holding Companies, which is expected to follow the Stock Exchange and the Asset Exchanges and in the course of which each Holding Company will distribute shares of Mammoth Common Stock to its shareholders.
“WO Sturgeon” has the meaning set forth in the introductory paragraph hereto.

11.2    Entire Agreement. This Agreement, together with the other Transaction Documents and all schedules, exhibits, annexes or other attachments hereto or thereto, and the certificates, documents, instruments and writings that are delivered pursuant hereto or thereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Except as provided in Article 10, there are no third party beneficiaries having rights under or with respect to this Agreement.
11.3    Assignment; Binding Effect. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties, and any such assignment by a Party without prior written approval of the other Parties will be deemed invalid and not binding on such other Party. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.
11.4    Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and must be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, to the intended recipient at the address set forth for the recipient on the signature page (or to such other address as any Party may give in a notice given in accordance with the provisions hereof). All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) Business Day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, or (iv) if sent by electronic mail, upon the recipient’s confirmation in writing of receipt of such electronic mail, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a Business Day, or is received on a day that is not a Business Day, then such notice, request or communication will not be deemed effective or given until the next succeeding Business Day. Notices, requests and other communications sent in any other manner will not be effective.
11.5    Specific Performance; Remedies. Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any Action or proceeding instituted in any state or federal court sitting in Oklahoma City, Oklahoma having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Nothing herein will be considered an election of remedies. No recourse shall be had against any natural Person for any claim of Damages based on this Agreement or any other relief under any rule of law or equity, or statute, and all such liability of any such natural Persons is hereby expressly waived and released as a condition of and consideration for the execution of this Agreement by the Parties.
11.6    Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
11.7    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.

11.8    Amendment; Extensions; Waivers. No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same is in writing, makes reference to this Agreement and the provision(s) to be amended, modified, replaced, terminated or canceled and is signed by each Contributor, Mammoth and Mammoth Partners LLC. Each waiver of a right hereunder does not extend beyond the specific event or circumstance giving rise to the right. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
11.9    Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.
11.10    Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. No Contributor shall have any liability or responsibilities for any costs or expenses incurred by another Contributor in connection with the preparation, execution and performance of the Transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. Notwithstanding the above, MEH Sub shall be solely responsible for the reasonable costs and expenses incurred by Mammoth, including those of its accountants and attorneys, directly arising out of the preparation, negotiation and execution of this amendment and restatement of the Original Agreement.
11.11    Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each Party and delivered to the other Party.
11.12    Construction. This Agreement has been freely and fairly negotiated among the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date and year first above written.
CONTRIBUTORS:

RHINO EXPLORATION LLC

By:    /s/ Richard A. Boone
Richard A. Boone
President and Chief Executive Officer

Address for Notices:
424 Lewis Hargett Circle
Suite 250
Lexington, Kentucky 40503
Email:     rboone@rhinolp.com

GULFPORT ENERGY CORPORATION

By:    /s/ Michael G. Moore
Michael G. Moore
President and Chief Executive Officer

Address for Notices:
Gulfport Energy Corporation
14313 North May Avenue, Suite 100
Oklahoma City, Oklahoma 73134
Email: mmoore@gulfportenergy.com

MEH SUB LLC

By:    Wexford Capital LP, its Manager

By:    Wexford GP LLC, its General Partner

By:    /s/ Arthur Amron
Arthur Amron
Vice President and Assistant
Secretary

Address for Notices:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Email:    legal@wexford.com

WEXFORD OFFSHORE STURGEON CORP.

By:    /s/ Arthur Amron
Arthur Amron
Vice President and Assistant Secretary

Address for Notices:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Email: legal@wexford.com

MAMMOTH PARTNERS LLC:

MAMMOTH ENERGY PARTNERS LLC

By:    /s/ Arty Straehla
Arty Straehla
Chief Executive Officer

Address for Notices:
Mammoth Energy Partners LLC
4727 Gaillardia Parkway, Suite 200
Oklahoma City, Oklahoma 73142
Email: astraehla@mammothenergy.com

MAMMOTH:

MAMMOTH ENERGY SERVICES, INC.

By:    /s/ Arty Straehla
Arty Straehla
Chief Executive Officer

Address for Notices:
Mammoth Energy Services, Inc.
4727 Gaillardia Parkway, Suite 200
Oklahoma City, Oklahoma 73142
Email: astraehla@mammothenergy.com

Exhibit A-2

AMENDED AND RESTATED CONTRIBUTION AGREEMENT
by and among
MEH Sub LLC,
Wexford Offshore Stingray Energy Corp.,
Gulfport Energy Corporation,
Mammoth Energy Partners LLC
and
Mammoth Energy Services, Inc.
Dated as of
May 12, 2017

ARTICLE 1	CONTRIBUTION

1.1	Contribution of Interests

1.2	Consideration

1.3	Tax Treatment

ARTICLE 2	REPRESENTATIONS AND WARRANTIES OF MAMMOTH

2.1	Organization of Mammoth

2.2	Power and Authority; Enforceability

2.3	No Violation; Necessary Approvals

2.4	Brokers’ Fees

2.5	Capitalization

2.6	Issuance of Common Stock

2.7	Registration Rights

2.8	Breach of Article 5 Representation and Warranty

ARTICLE 3	REPRESENTATIONS AND WARRANTIES OF MAMMOTH PARTNERS LLC

3.1	Organization of Mammoth Partners LLC

3.2	Power and Authority; Enforceability

3.3	No Violation; Necessary Approvals

3.4	Brokers’ Fees

3.5	Breach of Article 5 Representation and Warranty

ARTICLE 4	REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS

4.1	Organization of Contributors

4.2	Power and Authority; Enforceability

4.3	No Violation; Necessary Approvals

4.4	Title to Interests

4.5	Accredited Investor

4.6	Brokers’ Fees

ARTICLE 5	REPRESENTATIONS AND WARRANTIES RELATING TO STINGRAY ENERGY

5.1	Organization of Stingray Energy

5.2	Subsidiaries

5.3	Financial Statements; Records; Undisclosed Liabilities

5.4	Absence of Certain Changes

5.5	Contracts

5.6	Litigation

5.7	Taxes

5.8	Environmental Matters

5.9	Legal Compliance; Permits

5.10	Title to Properties

5.11	Insurance

5.12	No Violation; Necessary Approvals

ARTICLE 6	COVENANTS

6.1	Government Reviews

6.2	Covenants of Contributors

6.3	Covenants of Mammoth

6.4	Covenants of Mammoth Partners LLC

6.5	Notice

ARTICLE 7	CLOSING

7.1	Conditions Precedent

7.2	Time and Place; Closing

7.3	Contributors’ Closing Deliveries

7.4	Mammoth’s Closing Deliveries

7.5	Mammoth Partners LLC’s Closing Deliveries

ARTICLE 8	TERMINATION

8.1	Termination

8.2	Effect of Termination

ARTICLE 9	TAX MATTERS

9.1	Tax Returns

9.2	Transfer Taxes

9.3	Tax Indemnities

9.4	Scope

ARTICLE 10	INDEMNIFICATION

10.1	Survival

10.2	Indemnification

10.3	Indemnification Claim Procedures

10.4	Additional Agreements Regarding Indemnification

10.5	Consideration Adjustment

10.6	Exclusive Remedy

ARTICLE 11	MISCELLANEOUS

11.1	Definitions

11.2	Entire Agreement

11.3	Assignment; Binding Effect

11.4	Notices

11.5	Specific Performance; Remedies

11.6	Headings

11.7	Governing Law

11.8	Amendment; Extensions; Waivers

11.9	Severability

11.10	Expenses

11.11	Counterparts; Effectiveness

11.12	Construction

AMENDED AND RESTATED CONTRIBUTION AGREEMENT
This Amended and Restated Contribution Agreement, dated as of May 12, 2017, is by and among MEH Sub LLC, a Delaware limited liability company (“MEH Sub”), Wexford Offshore Stingray Energy Corp., a Delaware corporation (“WO Stingray Energy”), Gulfport Energy Corporation, a Delaware corporation (“Gulfport” and, together with MEH Sub and WO Stingray Energy, the “Contributors,” and each, a “Contributor”), Mammoth Energy Partners LLC, a Delaware limited liability company (“Mammoth Partners LLC”), and Mammoth Energy Services, Inc., a Delaware corporation (“Mammoth”). The Contributors, Mammoth Partners LLC and Mammoth are hereinafter sometimes referred to individually as a “Party” and together as the “Parties.” This Amended and Restated Contribution Agreement amends and restates in its entirety that certain Contribution Agreement dated as of March 20, 2017 by and among MEH Sub, Gulfport, Mammoth Partners LLC and Mammoth (the “Original Agreement”). The Original Agreement, as amended and restated hereby, is referred to herein as the “Agreement.”
RECITALS
A.    The Contributors own, or as of the Closing will own, one hundred percent (100%) of the outstanding limited liability company interests in Stingray Energy Services LLC, a Delaware limited liability company (“Stingray Energy”), in the percentages set forth opposite their respective names on Schedule I hereto (collectively, the “LLC Interests”).
B.    At the Closing, each Contributor desires to contribute its LLC Interests to Mammoth Partners LLC for shares of Mammoth common stock, par value $0.01 per share (the “Common Stock”), upon the terms and conditions hereinafter set forth.
C.    Capitalized terms used but not immediately defined have the meanings ascribed to them in Section 11.1 of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
ARTICLE 1
CONTRIBUTION
1.1    Contribution of Interests. At the Closing and subject to the terms and conditions contained in this Agreement, each Contributor shall contribute, transfer, assign, convey and deliver to Mammoth Partners LLC as a contribution to the capital of Mammoth Partners LLC, and Mammoth Partners LLC shall acquire and accept all of such Contributor’s right, title and interest held in the LLC Interests.
1.2    Consideration. At the Closing, Mammoth, in exchange for the transfer of the LLC Interests to Mammoth Partners LLC, shall issue to each Contributor the number of shares of Common Stock of Mammoth set forth next to its name on Schedule II hereto (the “Closing Consideration”).

1.3    Tax Treatment.
(a)    This Agreement is part of a single larger transaction pursuant to an overall plan (the “Plan”) which consists of the Stock Distribution, the Stock Exchanges, the Asset Exchanges and the Wexford Holding Company Liquidations.
(b)    With respect to the Wexford Holding Companies, the Plan is intended to be treated for U.S. federal tax purposes as a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code.
(c)    The Asset Exchanges will be completed on or about the same date pursuant to the Plan. The Asset Exchanges, collectively, are intended to be treated for U.S. federal tax purposes as a tax-free transfer of property in exchange for the Common Stock of Mammoth pursuant to Section 351 of the Code and, in accordance therewith, the Parties acknowledge that immediately following the Asset Exchanges, Gulfport, Rhino Exploration LLC, a Delaware limited liability company (“Rhino”), MEH Sub and the Asset Holding Companies will collectively own more than eighty percent (80%) of all of the issued and outstanding Common Stock of Mammoth.
(d)    Each Contributor and Mammoth hereby agree to the U.S. federal income tax treatment described in this Section 1.3, and neither Mammoth nor any Contributor shall maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF MAMMOTH
Mammoth hereby represents and warrants to each Contributor as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
2.1    Organization of Mammoth. Mammoth (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the corporate power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Mammoth has not approved or taken any action, and there is not pending or, to Mammoth’s knowledge, threatened any action, suit, arbitration, mediation, investigation or similar proceeding (an “Action”) for the dissolution, liquidation, insolvency or rehabilitation of Mammoth.
2.2    Power and Authority; Enforceability. Mammoth has the relevant corporate power and authority necessary to execute and deliver this Agreement and each such other documents contemplated hereby and any amendments or supplements to any of the foregoing (collectively, the “Transaction Documents”) to which Mammoth is a party, and to perform and consummate the transactions contemplated by the Contribution (the “Transactions”). Mammoth has taken all action necessary to authorize the execution and delivery by Mammoth of each Transaction Document to which it is a party, the performance of Mammoth’s obligations thereunder, and the consummation by Mammoth of the Transactions. Each Transaction Document to which Mammoth is a party has been duly authorized, executed and delivered by Mammoth, and constitutes the legal, valid and binding obligation of Mammoth, enforceable against Mammoth in accordance with its terms except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights of creditors and general principles of equity (the “Enforceability Exception”).
2.3    No Violation; Necessary Approvals. The execution and the delivery by Mammoth of this Agreement and the other Transaction Documents to which it is a party, the performance by Mammoth of its obligations hereunder and thereunder, and consummation of the Transactions by Mammoth will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any (i) law (statutory, common or otherwise), constitution, ordinance, rule, regulation, executive order or other similar authority (“Law”) enacted, adopted, promulgated or applied by any legislature, agency, bureau, branch, department, division, commission, court, tribunal or other similar recognized organization or body of any federal, state, county, municipal, local or foreign government or other similar recognized organization or body exercising similar powers or authority (a “Governmental Body”), (ii) order, ruling, decision, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Body or arbitrator (an “Order”), (iii) contract, agreement, arrangement, commitment, instrument, document or similar understanding (whether written or oral), including a lease, sublease and rights thereunder (“Contract”) or permit, license, certificate, waiver, notice and similar authorization (“Permit”) to which, in the case of (i), (ii) or (iii), Mammoth is a party or by which Mammoth is bound or any of its assets are subject, or (iv) any provision of the Organizational Documents of Mammoth as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by Mammoth, or any Common Stock owned by any of the stockholders of Mammoth, (c) require any Consent under any Contract or Organizational Document to which Mammoth is a party or by which it is bound or any of its assets are subject, except for any such Consents as have been or will be obtained, (d) require any Permit under any Law or Order other than (i) required filings with the Securities and Exchange Commission (the “Commission”) and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions, or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any equity interest in Mammoth, which have not been validly waived.
2.4    Brokers’ Fees. Mammoth has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which any Contributor could become directly or indirectly liable.
2.5    Capitalization. Mammoth’s authorized capital stock consists of 20,000,000 shares of preferred stock, par value $0.01 per share, none of which is issued and outstanding, and 200,000,000 shares of Common Stock, of which 37,500,000 shares are outstanding as of the Effective Date (excluding shares that may have been issued under the 2016 Plan). All of the issued and outstanding shares of Common Stock in Mammoth: (a) have been duly authorized and validly issued, and are fully paid and nonassessable, (b) were issued in compliance with all applicable state and federal securities Laws, and (c) were not issued in breach or violation of, or did not cause as a result of the issuance thereof a default under, any Contract with or right granted to any other Person. Except to the extent of any awards granted or to be granted under the 2016 Plan, Mammoth has no outstanding options, warrants, exchangeable or convertible securities, subscription rights, exchange rights, statutory pre-emptive rights, preemptive rights granted under its Organizational Documents, stock appreciation rights, phantom stock, profit participation or similar rights, or any other right or instrument pursuant to which any person may be entitled to purchase any security interests in Mammoth, and has no obligation to issue any rights or instruments (“Equity Rights”). Mammoth is not obligated to redeem or otherwise acquire any of its outstanding Common Stock or other equity interests.
2.6    Issuance of Common Stock. The Common Stock comprising the Closing Consideration, when issued and delivered to each Contributor in accordance with the terms of this Agreement for the consideration described in this Agreement, will have been (a) duly authorized and validly issued by Mammoth, (b) fully paid and non-assessable, (c) not subject to any preemptive or similar rights created by any Law or Order to which Mammoth is a party or by which it is bound, and (d) free and clear of all Liens, other than those created by the Contributors, including but not limited to those arising under applicable securities Laws.
2.7    Registration Rights. Except as described in the Investor Rights Agreement and the Holdings Registration Rights Agreement, Mammoth has not granted or agreed to grant any registration rights with respect to the registration of its securities under the Securities Act, including piggyback registration rights, to any Person.
2.8    Breach of Article 5 Representation and Warranty. Mammoth has no Actual Knowledge of any breach of any representation or warranty included in Article 5 hereof by any Contributor, or any action or event that would if subject to the Actual Knowledge of any Contributor constitute a breach of a representation or warranty included in Article 5 hereof by any Contributor.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF MAMMOTH PARTNERS LLC
Mammoth Partners LLC hereby represents and warrants to each Contributor as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:

3.1    Organization of Mammoth Partners LLC. Mammoth Partners LLC (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Mammoth Partners LLC has not approved or taken any action, and there is not pending or, to Mammoth Partners LLC’s knowledge, threatened any Action for the dissolution, liquidation, insolvency or rehabilitation of Mammoth Partners LLC.
3.2    Power and Authority; Enforceability. Mammoth Partners LLC has the relevant limited liability company power and authority necessary to execute and deliver this Agreement and each such other Transaction Documents to which Mammoth Partners LLC is a party, and to perform and consummate the Transactions. Mammoth Partners LLC has taken all action necessary to authorize the execution and delivery by Mammoth Partners LLC of each Transaction Document to which it is a party, the performance of Mammoth Partners LLC’s obligations thereunder, and the consummation by Mammoth Partners LLC of the Transactions. Each Transaction Document to which Mammoth Partners LLC is a party has been duly authorized, executed and delivered by Mammoth Partners LLC, and constitutes the legal, valid and binding obligation of Mammoth Partners LLC, enforceable against Mammoth Partners LLC in accordance with its terms subject to the Enforceability Exception.
3.3    No Violation; Necessary Approvals. The execution and the delivery by Mammoth Partners LLC of this Agreement and the other Transaction Documents to which it is a party, the performance by Mammoth Partners LLC of its obligations hereunder and thereunder, and consummation of the Transactions by Mammoth Partners LLC will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which Mammoth Partners LLC is a party or by which it is bound or any of its assets is subject, (b) result in the imposition of any Lien upon any assets owned by Mammoth Partners LLC, (c) require any Consent under any Contract or Organizational Document to which Mammoth Partners LLC is a party or by which it is bound or any of its assets are subject, except for any such Consents as have been or will be obtained, (d) require any Permit under any Law or Order other than (i) required filings with the Commission and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions, or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any equity interest in Mammoth Partners LLC, which have not been validly waived.
3.4    Brokers’ Fees. Mammoth Partners LLC has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which any Contributor could become directly or indirectly liable.
3.5    Breach of Article 5 Representation and Warranty. Mammoth Partners has no Actual Knowledge of any breach of any representation or warranty included in Article 5 hereof by any Contributor, or any action or event that would if subject to the Actual Knowledge of any Contributor constitute a breach of a representation or warranty included in Article 5 hereof by any Contributor.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS
Each Contributor hereby represents and warrants to Mammoth only as to itself as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
4.1    Organization of Contributors. MEH Sub (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Each of WO Stingray Energy and Gulfport (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the corporate power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. No Contributor has approved or taken any action, and there is not pending or (to such Contributor’s knowledge) threatened Action for the dissolution, liquidation, insolvency or rehabilitation of such Contributor.
4.2    Power and Authority; Enforceability. Contributor has the relevant company power and authority necessary to execute and deliver each Transaction Document to which it is a party and to perform and consummate the Transactions. Contributor has taken all action necessary to authorize its execution and delivery by such Contributor of each Transaction Document to which such Contributor is a party, the performance of its obligations thereunder and the consummation by such Contributor of the Transactions. Each Transaction Document to which a Contributor is a party has been duly authorized, executed and delivered by such Contributor, and constitutes the legal, valid and binding obligation of such Contributor, enforceable against such Contributor in accordance with its terms, subject to the Enforceability Exception.
4.3    No Violation; Necessary Approvals. The execution and the delivery by Contributor of this Agreement and the other Transaction Documents to which such Contributor is a party, the performance by such Contributor of its obligations hereunder and thereunder and the consummation of the Transactions by such Contributor will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which such Contributor is a party or by which it is bound or any of its assets is subject, or any provision of such Contributor’s Organizational Documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by such Contributor, including without limitation, the LLC Interests, (c) require any Consent under any Contract or Organizational Document to which such Contributor is a party or by which it is bound, other than such Consents that have been obtained or will be obtained prior to the Closing, or (d) require any Permit under any Law or Order other than (i) required filings with the Commission and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions.
4.4    Title to Interests. Contributor owns, or prior to Closing will own, the LLC Interests set forth opposite its name on Schedule I attached hereto. There are no other outstanding Equity Interests owned in Stingray Energy. Contributor is the record and beneficial owner of its LLC Interests and the sale and delivery of the LLC Interests to Mammoth Partners LLC and upon payment by Mammoth to such Contributor of its portion of the Closing Consideration, such Contributor will convey to Mammoth Partners LLC good and marketable title to its LLC Interests, free and clear of all Liens other than those arising under federal and state securities Laws. There are no transfer restrictions (other than applicable federal and state securities Laws), voting restrictions, preemptive rights, rights of first refusal or any other rights pursuant to any contract, arrangement or understanding entered into or acknowledged by Contributor or its Affiliates imposed upon or with respect to its LLC Interests, and no notices or consents to or from any other party are required under any agreement, Law, Order or otherwise with respect to the transfer of the LLC Interests hereunder by such Contributor, other than those arising under the limited liability company agreement of Stingray Energy or under the Holdings Registration Rights Agreement and the Investor Rights Agreement. Contributor is not (and none of its respective Affiliates are) a party to any members’ agreement, voting trust or other similar contract or agreement with respect to such Contributor’s LLC Interests.
4.5    Accredited Investor. Contributor is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and will acquire the Common Stock for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state blue sky Laws or any other applicable securities Laws. Contributor acknowledges that the Common Stock will not be registered under the Securities Act or any applicable state securities law, and that the Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.
4.6    Brokers’ Fees. Contributor has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which Mammoth or Mammoth Partners LLC could become directly or indirectly liable.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES RELATING TO STINGRAY ENERGY

Since the formation of Mammoth Partners LLC, Mammoth Partners LLC has been responsible for the business operations of Stingray Energy, and each Contributor has limited knowledge regarding the business and operations of Stingray Energy. Accordingly, each Contributor hereby represents and warrants to Mammoth and Mammoth Partners LLC to its Actual Knowledge on a several basis as to its respective ownership in Stingray Energy as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
5.1    Organization of Stingray Energy. Stingray Energy (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. No Contributor has approved or taken any action, and there is not pending or (to such Contributor’s knowledge) threatened Action for the dissolution, liquidation, insolvency or rehabilitation of Stingray Energy.
5.2    Subsidiaries. Stingray Energy does not own any Equity Interests in any Person.
5.3    Financial Statements; Records; Undisclosed Liabilities.
(a)    True, accurate, correct and complete copies of the audited balance sheets as of December 31, 2016, December 31, 2015 and December 31, 2014, and the audited statements of operations, statements of cash flows and statements of member capital (deficit) for the years ended December 31, 2016, December 31, 2015 and December 31, 2014 of Stingray Energy (as combined with Stingray Cementing LLC, a Delaware limited liability company (“Stingray Cementing”)), (collectively, the “Financial Statements”) have been provided to Mammoth. The Financial Statements (A) are in all material respects in accordance with the books and records of Stingray Energy (as combined with Stingray Cementing), (B) have been prepared in accordance with GAAP, consistently applied, and (C) present fairly, in all material respects, the financial position and the results of operations of Stingray Energy (as combined with Stingray Cementing).
(b)    Other than potential obligations associated with supply and service agreements, Stingray Energy does not have any liabilities or obligations (whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due) reasonably expected to be in excess of $50,000, other than liabilities or obligations expressly reflected on, or reserved against in, the Financial Statements and those arising after the date of the most recent balance sheet in the ordinary course of business.
5.4    Absence of Certain Changes. Since December 31, 2016, (a) there has not been any Material Adverse Effect with respect to Stingray Energy, (b) there has been no damage, destruction or loss to the assets or properties of Stingray Energy which could reasonably be expected to have a Material Adverse Effect with respect to Stingray Energy in excess of $50,000.
5.5    Contracts.
(a)    “Material Contracts” means each of the following agreements to which Stingray Energy is a party:

(i)    each Contract for the sale or delivery of services and products involving aggregate payments in excess of $50,000 during any twelve (12) month period;
(ii)    each Contract for indebtedness;
(iii)    each Contract involving a remaining commitment to make capital expenditures in excess of $50,000;
(iv)    each Contract for lease of real or personal property involving payments in excess of $50,000 in any calendar year;
(v)    each Contract between any Contributor or Stingray Energy that is not terminable at the Closing without penalty by Stingray Energy;
(vi)    each Contract that provides for a limit on the ability to compete in any line of business or with any Person or in any geographic area during any period of time;
(vii)    any Contract that involves a standstill or similar arrangement;
(viii)    except for Contracts of the nature described in clauses (ii) through (vi) above, any Contract for the purchase of materials, supplies, goods, services, equipment or other assets that provides for aggregate payments of $50,000 or more in any twelve (12) month period;
(ix)    any employment, independent contractor or consulting Contract;
(x)    any management service, financial advisory or any other similar type of Contract;
(xi)    any Contract which contains restrictions with respect to payment of dividends or any other distribution in respect of the capital stock or other equity interests of Stingray Energy;
(xii)    any Contract which is a current insurance policy of, or covering any of the material assets or a business of, Stingray Energy;
(xiii)    any intellectual property contract material to the operations of the business of Stingray Energy;
(xiv)    any Contract that grants or evidences a Lien on any properties or assets of Stingray Energy other than Permitted Liens;
(xv)    any partnership or joint venture agreement (other than the Organizational Documents of Stingray Energy); and
(xvi)    any Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) or granting to any Person a right of first refusal, first offer or right to purchase any of the assets of Stingray Energy which right survives the Closing, other than Permitted Liens.
(b)    True and complete copies of all Material Contracts are available to Mammoth and Mammoth Partners LLC.

(c)    Each Material Contract (i) is in full force and effect, and (ii) represents the legal, valid and binding obligation of Stingray Energy. Stingray Energy nor any other party is in breach of any Material Contract, and none of the Contributors or Stingray Energy has received any written notice of termination or breach of any Material Contract.
5.6    Litigation. Except as set forth in Schedule 5.6, since December 31, 2014, (a) there have not been and are not presently any legal actions before any Governmental Body or lawsuits pending or threatened against Stingray Energy, and (b) Stingray Energy is not subject to any injunction, order or unsatisfied judgment from any Governmental Body.
5.7    Taxes. (a) All Tax Returns required to be filed by Stingray Energy or with respect to the acquisition, ownership or operation of Stingray Energy’s assets have been duly and timely filed with the appropriate Tax Authority, and were, when filed, true, correct and complete in all material respects, (b) all material Taxes due and owing by Stingray Energy or with respect to the acquisition, ownership or operation of Stingray Energy’s assets have been timely paid in full, (c) there are no Liens (other than Permitted Liens) on any of the assets of Stingray Energy that arose in connection with any failure (or alleged failure) to pay any Tax, (d) there is no claim, action or proceeding pending by any applicable Tax Authority in connection with any Tax due from Stingray Energy or with respect to the acquisition, ownership or operation of Stingray Energy’s assets, (e) no Tax Returns of Stingray Energy or with respect to the acquisition, ownership or operation of Stingray Energy’s assets are now under audit or examination by any Tax Authority, (f) there are no agreements or waivers providing for an extension of time with respect to the filing of any such Tax Returns or the assessment or collection of any such Tax, (g) no written claim has been made by any Tax Authority in a jurisdiction where Stingray Energy does not file a Tax Return it is or may be subject to taxation in that jurisdiction, (h) Stingray Energy is not a party to any Tax sharing agreement or otherwise liable for the Taxes of any other Person (including as a transferee or successor), and (i) Stingray Energy has no liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or by Contract.
5.8    Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect with respect to Stingray Energy, since December 31, 2014:
(a)    the operations of Stingray Energy are in compliance with all Environmental Laws, which compliance includes the possession and maintenance of, and compliance with, all Permits required under all Environmental Laws;
(b)    Stingray Energy is not the subject of any outstanding administrative or judicial order or judgment, agreement or arbitration award from any Governmental Body under any Environmental Laws requiring remediation or the payment of a fine or penalty or limiting the operations of Stingray Energy;
(c)    Stingray Energy is not subject to any action pending or threatened in writing, whether judicial or administrative, alleging noncompliance with or potential liability under any Environmental Law;
(d)    there has been no release of any Hazardous Substance into the environment by Stingray Energy or its assets, operations and business except in compliance with applicable Environmental Law; and

(e)    there has been no exposure of any Person or property to any Hazardous Substances in connection with the operation of the assets of Stingray Energy that could reasonably be expected to form the basis of a claim for damages or compensation.
5.9    Legal Compliance; Permits. Except with respect to (i) matters set forth on Schedule 5.6, if any, (ii) compliance with Laws concerning Taxes (as to which representations and warranties are made only pursuant to Section 5.7), and (c) compliance with Environmental Laws (as to which representations and warranties are made only pursuant to Section 5.8), since December 31, 2014:
(a)    Stingray Energy is in compliance with all Laws in all material respects;
(b)    Stingray Energy has not received written notice of any violation of any Law; and
(c)    Stingray Energy possesses all Permits necessary for it to own its assets and operate its business as currently conducted, and all such Permits are in full force and effect.
5.10    Title to Properties. Stingray Energy has good, valid and marketable title to all of its owned or leased real and personal property.
5.11    Insurance. Stingray Energy is in compliance with any and all insurance policies covering its business, properties, assets or employees (including, without limitation, self-insurance) and all such policies are in full force and effect. All of such currently effective insurance policies are available to Mammoth and Mammoth Partners LLC.
5.12    No Violation; Necessary Approvals. The execution and the delivery by Contributor of this Agreement and the other Transaction Documents to which such Contributor is a party, the performance by such Contributor of its obligations hereunder and thereunder and the consummation of the Transactions by such Contributor will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which Stingray Energy is a party or by which it is bound or any of its assets are subject, or any provision of Stingray Energy’s Organizational Documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by Stingray Energy, (c) require any Consent under any Contract or Organizational Document to which Stingray Energy is a party or by which it is bound, other than such Consents that have been obtained or will be obtained prior to the Closing, or (d) require any Permit under any Law or Order other than notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions.
ARTICLE 6
COVENANTS
6.1    Government Reviews.
(a)    From and after the Effective Date until the Closing, subject to the terms and conditions of this Agreement, each Party shall, and shall cause their respective Affiliates to, undertake commercially reasonable efforts to make or cause to be made promptly (and, in the case of filings required to be made pursuant to the HSR Act, if any, not later than ten (10) Business Days following the Effective Date) the filings required of such Party or any of its Affiliates under any Laws with connection with such filings; provided, however, that all filing fees payable to any Governmental Body relating to filings required to be made pursuant to the HSR Act shall be paid and borne by Mammoth. In furtherance and not in limitation of the foregoing, the Parties shall, to the extent permissible by Law, (i) cooperate with the other Parties and furnish to the other Parties all information in such Party’s possession that is necessary in connection with such other Party’s filings, (ii) promptly inform the other Parties of, and supply to such other Parties copies of any communication (or other correspondence or memoranda) from or to, and any proposed understanding or agreement with, any Governmental Body in respect of such filings, (iii) consult and cooperate with the other Parties and provide each other with a reasonable opportunity to provide comments in connection with any analyses, appearances, presentations, memoranda, briefs, arguments and opinions made or submitted by or on behalf of any Parties in connection with all meetings, actions and proceedings with any Governmental Body relating to such filings, and (iv) comply, as promptly as is reasonably practicable, with any requests received by the Parties or any of their Affiliates under the HSR Act and any other Laws for additional information, documents or other materials. If a Party intends to participate in any communication or meeting with any Governmental Body with respect to such filings, it shall give the other Parties reasonable notice of, and to the extent permitted by the Governmental Body, an opportunity to participate in any such meeting or communication. Parties shall jointly determine any strategy or tactic in complying with this Section 6.1, including Section 6.1(b).
(b)    The Parties shall, and shall cause their Affiliates to, use commercially reasonable efforts to (i) cause the expiration or early termination of the applicable waiting period under the HSR Act, if required, with respect to the Transactions as promptly as is practicable but in no event later than the Termination Date, and (ii) resolve any objection or assertion by any Governmental Body or any action or proceeding by any Governmental Body or other Person, whether by judicial or administrative action, challenging this Agreement or the consummation of the Transactions or the performance of obligations hereunder so as to enable the Closing to occur as soon as reasonably practicable (and in any event not later than the Termination Date). The Parties shall use commercially reasonable efforts to contest and resist any action or proceeding instituted (or threatened in writing to be instituted) by any Governmental Body challenging the Transactions as in violation of any Law.
6.2    Covenants of Contributors. From the Effective Date through the Closing, Contributor will:
(a)    Not, without the prior written consent of Mammoth or Mammoth Partners LLC, sell, transfer (or agree to sell or transfer) or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of its LLC Interests except pursuant to the Plan, or cause any transaction as to Stingray Energy to be taken outside the ordinary course of business, including without limitation entering into any Material Contract or withdrawal or distribution of cash;
(b)    Not, without the prior written consent of Mammoth or Mammoth Partners LLC, cause or take any action that would render any of the representations or warranties set forth in Article 4 and Article 5 untrue in any material respect; or
(c)    Consent to or vote the shares of Common Stock they currently own in Mammoth in favor of the consummation of the Transactions.
6.3    Covenants of Mammoth. From the Effective Date through the Closing, and except as contemplated by or as may be specified in this Agreement or the Transactions, Mammoth will not, without the prior written consent of the Contributors:
(a)    Split, combine or reclassify any of its Equity Interests, declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of its Equity Interests, make any other actual, constructive or deemed distribution in respect of its Equity Interests or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its Subsidiaries; or
(b)    Cause or take any action that would render any of the representations and warranties set forth in Article 2 untrue in any material respect.
6.4    Covenants of Mammoth Partners LLC. From the Effective Date through the Closing, and except as contemplated by or as may be specified in this Agreement or the Transactions, Mammoth Partners LLC will not, without the prior consent of the Contributors, cause or take any action that would render any of the representations and warranties set forth in Article 3 untrue in any material respect.
6.5    Notice. From the Effective Date through the Closing, each Party shall give prompt written notice to the other Parties of (a) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, or (b) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.
ARTICLE 7
CLOSING
7.1    Conditions Precedent.
(a)    Conditions to Each Party’s Obligations. The obligations of each Party to effect the Transactions shall be subject to the satisfaction or waiver of the following conditions:
(i)    No Law or Order shall have been enacted, issued, entered, promulgated or enforced by any Governmental Body that prohibits the consummation of the Transaction;
(ii)    To the extent required, the waiting period under the HSR Act has expired or terminated, or early termination of the waiting period shall have been granted;
(iii)    The period after filing of the Information Statement has lapsed and the Transactions have been approved by the requisite vote of the outstanding shares of Common Stock of Mammoth;
(iv)    Observance on the Closing Date of all conditions expressed in Section 1.3 hereof including the execution and consummation of the transactions contemplated by the Distribution and Exchange Agreement, the Sturgeon Agreement and the Stingray Cementing Agreement; and
(v)    No action, proceeding, investigation, regulation or litigation shall have been instituted or threatened before any court or Governmental Body to enjoin, restrain, prohibit or obtain damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the Transactions.
(b)    Conditions to Obligations of Mammoth and Mammoth Partners LLC. The obligations of Mammoth and Mammoth Partners LLC to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction (or waiver by it in writing) of the following conditions:
(i)    The representations and warranties of each Contributor contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);
(ii)    Each Contributor shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;
(iii)    There shall be no Liens on the LLC Interests except those arising under federal and state securities laws and those created by Mammoth or Mammoth Partners LLC; and
(iv)    Each Contributor shall have executed and delivered to Mammoth and Mammoth Partners LLC the documents required to be delivered by it pursuant to Section 7.3 hereof.
Any or all of the foregoing conditions may be waived by Mammoth and Mammoth Partners LLC in their sole and absolute discretion.
(c)    Conditions to Obligations of each Contributor. The obligations of each Contributor to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction (or waiver by it in writing) of the following conditions:
(i)    The representations and warranties of Mammoth and Mammoth Partners LLC contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);
(ii)    Mammoth and Mammoth Partners LLC shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date; and
(iii)    Mammoth and Mammoth Partners LLC shall have executed and delivered to such Contributor the documents required to be delivered to such Contributor pursuant to Section 7.4 and Section 7.5 hereof.
Any or all of the foregoing conditions may be waived by a Contributor in its sole and absolute discretion.
7.2    Time and Place; Closing. Unless this Agreement shall have terminated pursuant to Article 8, the closing of the Transactions (the “Closing”) shall occur upon the satisfaction or waiver of the conditions in Section 7.1 (the “Closing Date”). The Closing shall take place at a place as determined by Mammoth and Mammoth Partners LLC. Occurrence of the Closing shall terminate any future performance or further accrual of fees due by Stingray Energy to any Contributor or its Affiliates (other than Mammoth and its Subsidiaries) under any existing management or administrative services or financial advisory agreements. Any financial obligation of Stingray Energy that is incurred or accelerated as a result of the Closing, shall be solely the responsibility of Mammoth and Mammoth Partners LLC.

7.3    Contributors’ Closing Deliveries. On the Closing Date, each Contributor shall deliver or cause to be delivered to Mammoth and Mammoth Partners LLC the following closing documents:
(a)    Instruments of conveyance and assignment, substantially in the form attached hereto as Exhibit A (the “Assignments”), and any other documents or certificates that are in the possession of such Contributor which are reasonably requested by Mammoth and Mammoth Partners LLC and are reasonably necessary or desirable in connection with the assignment, transfer, conveyance, contribution and delivery of the LLC Interests to Mammoth Partners LLC and to effectuate the Transactions;
(b)    A certificate from an officer of each Contributor stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(b); and
(c)    Such other documents, instruments and third party approvals as reasonably requested by Mammoth and Mammoth Partners LLC.
7.4    Mammoth’s Closing Deliveries. On the Closing Date, Mammoth shall deliver or cause to be delivered to the Contributors the following:
(a)    Mammoth Common Stock to each Contributor as specified on Schedule II attached hereto either in the form of one or more certificates or through the electronic registration of such shares of Common Stock;
(b)    A certificate from an officer of Mammoth stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(c); and
(c)    Such other documents, instruments and third party approvals as reasonably requested by the Contributors.
7.5    Mammoth Partners LLC’s Closing Deliveries. On the Closing Date, Mammoth Partners LLC shall deliver or cause to be delivered to the Contributors a certificate from an officer of Mammoth Partners LLC stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(c), and such other documents, instruments and third party approvals as reasonably requested by the Contributors.
ARTICLE 8
TERMINATION
8.1    Termination. This Agreement may be terminated as follows:
(a)    By mutual written consent of the Parties; or
(b)    By any Party upon written notice to each other Party if the Closing does not occur by July 31, 2017.
8.2    Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 8.1 (the date of such termination or abandonment is referred to in this Agreement as the “Termination Date”), this Agreement shall forthwith become void and have no effect without any liability on the part of any Party or its Affiliates, directors, officers, managers, members or stockholders other than the provisions of this Section 8 and Article 10 hereof. Nothing contained in this Section 8.2 shall relieve any Party from liability for any breach of this Agreement prior to such termination.

ARTICLE 9
TAX MATTERS
9.1    Tax Returns.
(a)    The Parties agree that the income of Stingray Energy for the period up to and including the Closing Date will be reflected on the federal income Tax Returns of the Contributors, and that the income of Stingray Energy for the period after the Closing Date will be reflected on the federal income Tax Return of Mammoth, to be allocated (i) in the case of any Taxes determined on a periodic basis, pro rata based on the number of days prior to or on the Closing Date (such amount to be allocated to the Contributors) and for any time thereafter (such amount to be allocated to Mammoth), or (ii) for all other Taxes, based on the closing of the books of Stingray Energy as of the end of the Closing Date.
(b)    The Parties shall cooperate fully as and to the extent reasonably requested by the other Parties, to accomplish the apportionment of income described pursuant to this Section 9.1, requests for the provision of any information or documentation within the knowledge or possession of the other Parties as reasonably necessary to facilitate compliance with financial reporting obligations arising under ASC 740 (including accounting for uncertain tax positions), and any audit, litigation or other proceeding (each a “Tax Proceeding”) with respect to Taxes. Such cooperation shall include access to, the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any Tax Return or Tax Proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Mammoth will use reasonable efforts to cause Stingray Energy to retain all books and records with respect to Tax matters pertinent to Stingray Energy relating to any taxable period beginning before the Closing Date until the later of six (6) years after the Closing Date or the expiration of the applicable statute of limitations of the respective taxable periods (including any extensions thereof) and to abide by any record retention agreements entered into with any Tax Authority. Mammoth and the Contributors each agree, upon request, to use reasonable efforts to obtain any certificate or other document from any Tax Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the Transactions contemplated by this Agreement.
9.2    Transfer Taxes. Responsibility for the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the Transactions contemplated by this Agreement shall be borne 50% by Mammoth and 50% by the Contributors.
9.3    Tax Indemnities.
(a)    The Contributors shall be liable for, shall pay and shall protect, defend, indemnify and hold harmless Mammoth from and against all Damages such parties incur arising from (i) any breach of the representations and warranties contained in Section 5.7, (ii) any Taxes of the Contributors arising prior to and including the Closing Date, (ii) any liability of Stingray Energy for the Tax of another Person as a result of being (A) a member of an affiliated, consolidated, combined or unitary group, or (B) a party to any Contract providing for an obligation to indemnify any other Person for Tax. Mammoth shall be solely liable for, shall pay and shall protect, defend, indemnify and hold harmless the Contributors from any and all Taxes which arise as a result of the ownership of the LLC Interests after the Closing Date.

(b)    If any claim (an “Indemnified Tax Claim”) is made by any Tax Authority that, if successful, would result in indemnification of any Party (the “Tax Indemnified Party”) by another Party (the “Tax Indemnifying Party”) under this Section 9.3, the Tax Indemnified Party shall promptly, but in no event later than the earlier of (i) forty-five (45) days after receipt of notice from the Tax Authority of such claim, or (ii) fifteen (15) days prior to the date required for the filing of any protest of such claim, notify the Tax Indemnifying Party in writing of such fact.
(c)    The Tax Indemnifying Party shall control all decisions with respect to any Tax Proceeding involving an Indemnified Tax Claim and the Tax Indemnified Party shall take such action (including settlement with respect to such Tax Proceeding or the prosecution of such Tax Proceeding to a determination in a court or other tribunal of initial or appellate jurisdiction) in connection with a Tax Proceeding involving an Indemnified Tax Claim as the Tax Indemnifying Party shall reasonably request in writing from time to time, including the selection of counsel and experts and the execution of powers of attorney; provided, however, that (i) within thirty (30) days after the notice required by Section 9.3(b) has been delivered (or such earlier date that any payment of Taxes with respect to such claim is due but in no event sooner than five (5) days after the Tax Indemnifying Party’s receipt of such notice), the Tax Indemnifying Party requests that such claim be contested, and (ii) if the Tax Indemnified Party is requested by the Tax Indemnifying Party to pay the Tax claimed and sue for a refund, the Tax Indemnifying Party shall have advanced to the Tax Indemnified Party, on an interest-free basis, the amount of such claim. The Tax Indemnified Party shall not make any payment of an Indemnified Tax Claim for at least thirty (30) days (or such shorter period as may be required by Law) after the giving of the notice required by Section 9.3(b) with respect to such claim, shall give to the Tax Indemnifying Party any information requested related to such claim and otherwise shall cooperate with the Tax Indemnifying Party in order to contest effectively any such claim.
9.4    Scope. Notwithstanding anything to the contrary herein, this Article 9 shall be the exclusive remedy for any claims relating to Taxes (including any claims relating to representations respecting tax matters in Section 5.7). The rights under this Article 9 shall survive the Closing until thirty (30) days after the expiration of the statute of limitations (including extensions) applicable to such Tax matter. No claim may be made or brought by any Party hereto after the expiration of the applicable survival period unless such claim has been asserted by written notice specifying the details supporting the claim on or prior to the expiration of the applicable survival period. For the avoidance of doubt, this Article 9 shall not be subject to the provisions of Article 10.
ARTICLE 10
INDEMNIFICATION
10.1    Survival. Subject to Article 9 relating to Taxes, the representations and warranties of the Parties contained in this Agreement and all covenants contained in this Agreement that are to be performed prior to the Closing will survive the Closing for a period of eighteen (18) months following the Closing, except in the case of fraud or willful misconduct, in which event the survival period shall extend to the applicable statute of limitations plus thirty (30) days. All covenants and agreements of the Parties contained in this Agreement to be performed after the Closing will survive the Closing in accordance with their terms.
10.2    Indemnification.
(a)    Each Contributor only as to itself shall indemnify and hold Mammoth and Mammoth Partners LLC, and their respective officers, directors, managers, employees, agents, representatives, members, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty such Contributor has made in this Agreement, or (ii) any breach, violation or default by such Contributor of any covenant, agreement or obligation of such Contributor in this Agreement. Notwithstanding the above, MEH Sub shall be jointly and severally liable for the indemnity obligations of WO Stingray Energy hereunder.
(b)    Mammoth and Mammoth Partners LLC shall indemnify and hold each Contributor and its respective officers, directors, managers, employees, agents, representatives, controlling persons, members, partners, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty Mammoth or Mammoth Partners LLC has made in this Agreement, or (ii) any breach, violation or default by Mammoth or Mammoth Partners LLC of any covenant, agreement or obligation of Mammoth or Mammoth Partners LLC in this Agreement.
(c)    Notwithstanding anything in this Article 10 to the contrary, all Damages relating to Taxes which are subject to Article 9 shall only be subject to indemnification under Section 9.3.
10.3    Indemnification Claim Procedures.
(a)    If any Action is commenced or threatened that may give rise to a claim for indemnification (an “Indemnification Claim”) by any person entitled to indemnification under this Agreement (each, an “Indemnified Party”) against any person obligated to indemnify an Indemnified Party (an “Indemnitor”), then such Indemnified Party will promptly give written notice to the Indemnitor. Such notice will describe the Indemnification Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Damages that have been or may be sustained by the Indemnified Party. In the event of a delay in the Indemnified Party providing such notice, the Indemnitor shall not be responsible for damages resulting from any such delay, including damages resulting from an inability to mitigate or a delay in mitigating damages. An Indemnitor may elect at any time to assume and thereafter conduct the defense of the Indemnification Claim with counsel of the Indemnitor’s choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnitor will not approve of the entry of any judgment or enter into any settlement with respect to the Indemnification Claim without the Indemnified Party’s prior written approval (which must not be withheld unreasonably). Until an Indemnitor assumes the defense of the Indemnification Claim, the Indemnified Party may defend against the Indemnification Claim in any manner the Indemnified Party reasonably deems appropriate. If the Indemnified Party gives an Indemnitor notice of an Indemnification Claim and the Indemnitor does not, within ten (10) days after such notice is given, give notice to the Indemnified Party of its election to assume the defense of such Indemnification Claim and thereafter promptly assume such defense, then the Indemnitor will be bound by any judicial determination made with respect to such Indemnification Claim or any compromise or settlement of such Indemnification Claim effected by the Indemnified Party.
(b)    A claim for any matter not involving a third party may be asserted by notice to the Party from whom indemnification is sought.
10.4    Additional Agreements Regarding Indemnification.
(a)    The Contributors shall not have any liability arising out of or relating to Section 10.2(a) for breaches of representations and warranties except if the aggregate Damages actually incurred by the Indemnified Party thereunder exceed $125,000, except in the case of fraud or willful misconduct, in which event there shall be no exception to liability.

(b)    In no event shall the aggregate liability of the Contributors arising out of or relating to Section 10.2(a) for breaches of representations or warranties exceed twenty-five percent (25%) of the value of the Closing Consideration on the Closing Date, except in the case of fraud or willful misconduct, in which event there shall be no limitation on liability.
(c)    For the avoidance of doubt, nothing in this Section 10.4 shall affect the provisions of Article 9.
10.5    Consideration Adjustment. The Parties agree to treat all payments made pursuant to this Article 10 as adjustments to the capital contribution for Tax purposes, except as otherwise required by Law following a final determination by the U.S. Internal Revenue Service or a Governmental Body with competent jurisdiction.
10.6    Exclusive Remedy.
(a)    No Party shall have any liability for contribution, and no Party shall make any such claim, for any Damages or other matter (and the Parties each hereby waive any right of contribution against the other and their respective Affiliates), under, arising out of or relating to this Agreement, any other document, agreement, certificate or other matter delivered pursuant hereto or the Transactions contemplated hereby, whether based on contract, tort, strict liability, other Laws or otherwise.
(b)    NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO PARTY SHALL BE LIABLE FOR SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, LOST PROFITS, LOST OPPORTUNITIES OR OTHER SPECULATIVE DAMAGES, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY, OTHER LAW OR OTHERWISE AND WHETHER OR NOT ARISING FROM ANY OTHER PARTY’S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT; PROVIDED, HOWEVER, THAT THIS SECTION 10.6 SHALL NOT LIMIT A PARTY’S RIGHT TO RECOVERY UNDER ARTICLE 10 FOR ANY SUCH DAMAGES TO THE EXTENT SUCH PARTY IS REQUIRED TO PAY SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A MATTER FOR WHICH SUCH PARTY IS OTHERWISE ENTITLED TO INDEMNIFICATION UNDER ARTICLE 10.
ARTICLE 11
MISCELLANEOUS
11.1    Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below.
“Action” has the meaning set forth in Section 2.1.
“Actual Knowledge” means (a) with respect to MEH Sub and WO Stingray Energy, the actual knowledge of Marc McCarthy, (b) with respect to Gulfport, the actual knowledge of Mike Moore and Keri Crowell, (c) with respect to Mammoth, the actual knowledge of Arty Straehla and Mark Layton, and (d) with respect to Mammoth Partners LLC, the actual knowledge of Arty Straehla and Mark Layton, in each case without any duty of inquiry.
“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by”

and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.
“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Assignments” has the meaning set forth in Section 7.3(a).
“Asset Exchanges” means the contributions to Mammoth Partners LLC of all the outstanding limited liability company interests in (a) Stingray Energy pursuant to this Agreement, (b) Sturgeon pursuant to the Sturgeon Agreement, and (c) Stingray Cementing pursuant to the Stingray Cementing Agreement, in each case in exchange for newly issued shares of Mammoth Common Stock.
“Asset Holding Companies” means Wexford Offshore Stingray Pressure Pumping Corp., Wexford Offshore Stingray Energy Corp. and Wexford Offshore Sturgeon Corp.
“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Oklahoma and the State of New York.
“Closing” or “Closing Date” has the meaning set forth in Section 7.2.
“Closing Consideration” has the meaning set forth in Section 1.2.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commission” has the meaning set forth in Section 2.3.
“Common Stock” has the meaning set forth in the Recitals.
“Consent” means any consent, order, waiver, approval or authorization of, or registration, qualification, designation, declaration or filing with, any Person or Governmental Body or under any applicable Laws.
“Contract” has the meaning set forth in Section 2.3.
“Contribution” means the Contributors’ contribution of the LLC Interests to Mammoth Partners LLC in return for shares of Common Stock of Mammoth pursuant to this Agreement.
“Contributor” or “Contributors” has the meaning set forth in the introductory paragraph hereto.
“Damages” means all losses (including diminution in value), damages and other costs and expenses of any kind or nature whatsoever, whether known or unknown, contingent or vested, matured or unmatured, and whether or not resulting from third-party claims, including costs (including reasonable fees and expenses of attorneys, other professional advisors and expert witnesses and the allocable portion of the relevant person’s internal costs) of investigation, preparation and litigation in connection with any Action or threatened Action.
“Distribution and Exchange Agreement” means the Distribution and Exchange Agreement entered into by Mammoth, Mammoth Energy Holdings LLC and the Stock Holding Companies, pursuant to which Mammoth Energy Holdings LLC shall exchange with and distribute a portion of its Mammoth Common Stock to each Stock Holding Company.

“Effective Date” means (a) as to MEH Sub, Gulfport, Mammoth Partners LLC and Mammoth, March 20, 2017, the date of the Original Agreement, and (b) as to WO Stingray Energy, the date of this Agreement.
“Enforceability Exception” has the meaning set forth in Section 2.2.
“Environmental Law” means any Law relating to the environment, natural resources, human health and safety, or the protection thereof, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., and any Law relating to the prevention of pollution, remediation of contamination or the restoration of environmental quality, and all analogous state or local statutes, and the regulations promulgated pursuant thereto.
“Equity Interest” means (a) with respect to a corporation, any and all shares of capital stock and any Equity Rights with respect thereto, (b) with respect to a partnership, limited liability company, trust, or similar Person, any and all units, interests or other partnership/limited liability company interests, and any Equity Rights with respect thereto, and (c) any other direct or indirect equity ownership or participation in a Person.
“Equity Rights” has the meaning set forth in Section 2.5.
“Financial Statements” has the meaning set forth in Section 5.3(a).
“GAAP” means generally accepted accounting principles of the United States, consistently applied.
“Governmental Body” has the meaning set forth in Section 2.3.
“Gulfport” has the meaning set forth in the introductory paragraph hereto.
“Hazardous Substance(s)” means each substance defined, designated or classified as a hazardous waste, hazardous substance, hazardous material, solid waste, pollutant, contaminant or toxic substance under any Environmental Law and any petroleum or petroleum products that have been released into the environment.
“Holdings Registration Rights Agreement” means that certain Registration Rights Agreement dated as of October 12, 2016 by and between Mammoth and Mammoth Energy Holdings LLC, a Delaware limited liability company, as amended or supplemented.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and regulations promulgated thereunder.
“Indemnification Claim” has the meaning set forth in Section 11.3(a).
“Indemnified Party” has the meaning set forth in Section 11.3(a)
“Indemnitor” has the meaning set forth in Section 11.3(a).

“Information Statement” means collectively, the preliminary and definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act and Rule 14c-2 thereunder to be filed by Mammoth in connection with the Transactions.
“Investor Rights Agreement” means that certain Investor Rights Agreement dated as of October 12, 2016 by and between Mammoth and Gulfport.
“Law” has the meaning set forth in Section 2.3.
“Lien” means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever.
“LLC Interests” has the meaning set forth in the Recitals.
“Mammoth” has the meaning set forth in the introductory paragraph hereto.
“Mammoth Partners LLC” has the meaning set forth in the introductory paragraph hereto.
“Material Adverse Effect” with respect to any Person, means, any circumstance, change or effect that, individually or in the aggregate, (a) is or would reasonably be expected to be materially adverse to the business, operations or financial condition of such Person and its Subsidiaries, taken as a whole, or (b) materially impedes or would reasonably be expected to impede the ability of the Parties to complete the Transactions.
“Material Contracts” has the meaning set forth in Section 5.5(a).
“MEH Sub” has the meaning set forth in the introductory paragraph hereto.
“Order” has the meaning set forth in Section 2.3.
“Organizational Documents” means with respect to any entity, the certificate of formation, limited liability company agreement or operating agreement, participating agreements, certificate of incorporation, bylaws, certificate of limited partnership, limited partnership agreement and any other governing instrument, as applicable.
“Original Agreement” has the meaning set forth in the introductory paragraph hereto.
“Party” or “Parties” has the meaning set forth in the introductory paragraph hereto.
“Permit” has the meaning set forth in Section 2.3.
“Permitted Liens” means (a) Liens for Taxes not yet delinquent or being contested in good faith by appropriate proceedings, (b) statutory Liens (including materialmen’s, warehousemen’s, mechanic’s, repairmen’s, landlord’s and other similar Liens) arising in the ordinary course of business securing payments not yet delinquent or being contested in good faith by appropriate proceedings, (c) the rights of lessors and lessees under leases, and the rights of third parties under any agreement, in each case executed in the ordinary course of business and that do not materially and adversely affect the ability of Stingray Energy to conduct its business as currently conducted, (d) the rights of licensors and licensees under licenses executed in the ordinary course of business and that do not materially and adversely affect the ability of Stingray Energy to conduct its business as currently conducted, (e) restrictive covenants, easements and defects, imperfections or irregularities of title or Liens, if any, of a nature that do not materially and adversely affect the assets or properties subject thereto, (f) preferential purchase rights and other similar arrangements with respect to which consents or waivers are obtained for the Transactions or as to which the time for asserting such rights has expired at the Closing Date without an exercise of such rights, (g) restrictions on transfer with respect to which consents or waivers are obtained for the Transactions, and (h) Liens granted in the ordinary course of business which do not secure the payment of indebtedness and which do not materially and adversely affect the ability of Stingray Energy to conduct its business as currently conducted.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.
“Plan” has the meaning set forth in Section 1.3(a).
“Rhino” has the meaning set forth in Section 1.3(c).
“Securities Act” means Securities Act of 1933, as amended.
“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Stingray Cementing” has the meaning set forth in Section 5.3(a).
“Stingray Cementing Agreement” means that certain Amended and Restated Contribution Agreement dated as of the date hereof by and among MEH Sub, Wexford Offshore Stingray Pressure Pumping Corp., Gulfport, Mammoth Partners LLC and Mammoth.
“Stingray Energy” has the meaning set forth in the Recitals.
“Stock Distribution” means the distribution of shares of Mammoth Common Stock pursuant to the Distribution and Exchange Agreement.
“Stock Exchanges” means the exchange of outstanding shares of Mammoth Common Stock for newly issued shares of Mammoth Common Stock to each Stock Holding Company pursuant to the Distribution and Exchange Agreement.
“Stock Holding Companies” means Wexford Offshore Bison Corp., Wexford Offshore Muskie Corp., Wexford Offshore Redback Corp., Wexford Offshore Redback Coil Tubing Corp., Wexford Offshore Stingray Logistics Corp. and Wexford Offshore Stingray Pressure Pumping Corp.
“Sturgeon” means Sturgeon Acquisitions LLC, a Delaware limited liability company.
“Sturgeon Agreement” means that certain Amended and Restated Contribution Agreement dated as of the date hereof by and among MEH Sub, Wexford Offshore Sturgeon Corp., Gulfport, Rhino, Mammoth Partners LLC and Mammoth.
“Subsidiary” means any corporation, partnership, limited liability company, joint venture, trust or other legal entity which the applicable Person owns (either directly or through or together with another Subsidiary) either (a) a general partner, managing member or other similar interest, or (b) (i) more than 50% of the equity interests, or (ii) more than 50% of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity.

“Tax” means all taxes, assessments, duties, levies, imposts or other similar charges imposed by a Governmental Body, including all income, franchise, profits, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profits, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental (including taxes under Code Section 59A), alternative minimum, add-on, value-added, backup withholding and other taxes, assessments, duties, levies, imposts or other similar charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and all estimated taxes, deficiency assessments, additions to tax, additional amounts imposed by any Governmental Body, penalties and interest.
“Tax Authority” means any Governmental Body having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Tax Indemnified Party” has the meaning set forth in Section 9.3(b).
“Tax Indemnifying Party” has the meaning set forth in Section 9.3(b).
“Tax Proceeding” has the meaning set forth in Section 9.1(b).
“Tax Return” means any report, return, election, document, estimated Tax filing, declaration or other filing provided to any Tax Authority, including any amendments thereto.
“Termination Date” has the meaning set forth in Section 8.2.
“Transaction Documents” has the meaning set forth in Section 2.2.
“Transactions” has the meaning set forth in Section 2.2.
“2016 Plan” means the Mammoth Energy Services, Inc. 2016 Equity Incentive Plan.
“Wexford Holding Companies” means the Stock Holding Companies and the Asset Holding Companies (noting for the sake of clarity that Wexford Offshore Stingray Pressure Pumping Corp. is both a Stock Holding Company and an Asset Holding Company).
“Wexford Holding Company Liquidations” means the liquidation of each of the Wexford Holding Companies, which is expected to follow the Stock Exchange and the Asset Exchanges and in the course of which each Holding Company will distribute shares of Mammoth Common Stock to its shareholders.
“WO Stingray Energy” has the meaning set forth in the introductory paragraph hereto.
11.2    Entire Agreement. This Agreement, together with the other Transaction Documents and all schedules, exhibits, annexes or other attachments hereto or thereto, and the certificates, documents, instruments and writings that are delivered pursuant hereto or thereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Except as provided in Article 10, there are no third party beneficiaries having rights under or with respect to this Agreement.
11.3    Assignment; Binding Effect. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties, and any such assignment by a Party without prior written approval of the other Parties will be deemed invalid and not binding on such other Party. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.
11.4    Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and must be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, to the intended recipient at the address set forth for the recipient on the signature page (or to such other address as any Party may give in a notice given in accordance with the provisions hereof). All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) Business Day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, or (iv) if sent by electronic mail, upon the recipient’s confirmation in writing of receipt of such electronic mail, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a Business Day, or is received on a day that is not a Business Day, then such notice, request or communication will not be deemed effective or given until the next succeeding Business Day. Notices, requests and other communications sent in any other manner will not be effective.
11.5    Specific Performance; Remedies. Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any Action or proceeding instituted in any state or federal court sitting in Oklahoma City, Oklahoma having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Nothing herein will be considered an election of remedies. No recourse shall be had against any natural Person for any claim of Damages based on this Agreement or any other relief under any rule of law or equity, or statute, and all such liability of any such natural Persons is hereby expressly waived and released as a condition of and consideration for the execution of this Agreement by the Parties.
11.6    Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
11.7    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.
11.8    Amendment; Extensions; Waivers. No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same is in writing, makes reference to this Agreement and the provision(s) to be amended, modified, replaced, terminated or canceled and is signed by each Contributor, Mammoth and Mammoth Partners LLC. Each waiver of a right hereunder does not extend beyond the specific event or circumstance giving rise to the right. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

11.9    Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.
11.10    Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. No Contributor shall have any liability or responsibilities for any costs or expenses incurred by another Contributor in connection with the preparation, execution and performance of the Transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. Notwithstanding the above, MEH Sub shall be solely responsible for the reasonable costs and expenses incurred by Mammoth, including those of its accountants and attorneys, directly arising out of the preparation, negotiation and execution of this amendment and restatement of the Original Agreement.
11.11    Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each Party and delivered to the other Party.
11.12    Construction. This Agreement has been freely and fairly negotiated among the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date and year first above written.
GULFPORT ENERGY CORPORATION

By: /s/ Michael G. Moore
Michael G. Moore
President and Chief Executive Officer

Address for Notices:
Gulfport Energy Corporation
14313 North May Avenue, Suite 100
Oklahoma City, Oklahoma 73134
Email: mmoore@gulfportenergy.com

MEH SUB LLC

By:    Wexford Capital LP, its Manager

By:    Wexford GP LLC, its General Partner

By: /s/ Arthur Amron
Arthur Amron
Vice President and Assistant
Secretary

Address for Notices:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Email:    legal@wexford.com

WEXFORD OFFSHORE STINGRAY ENERGY CORP.

By: /s/ Arthur Amron
Arthur Amron
Vice President and Assistant Secretary

Address for Notices:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Email:    legal@wexford.com

MAMMOTH PARTNERS LLC:

MAMMOTH ENERGY PARTNERS LLC

By:    /s/ Arty Straehla
Arty Straehla
Chief Executive Officer

Address for Notices:
Mammoth Energy Partners LLC
4727 Gaillardia Parkway, Suite 200
Oklahoma City, Oklahoma 73142
Email: astraehla@mammothenergy.com

MAMMOTH:

MAMMOTH ENERGY SERVICES, INC.

By:    /s/ Arty Straehla
Arty Straehla
Chief Executive Officer

Address for Notices:
Mammoth Energy Services, Inc.
4727 Gaillardia Parkway, Suite 200
Oklahoma City, Oklahoma 73142
Email: astraehla@mammothenergy.com

Exhibit A-3

AMENDED AND RESTATED CONTRIBUTION AGREEMENT
by and among
MEH Sub LLC,
Wexford Offshore Stingray Pressure Pumping Corp.,
Gulfport Energy Corporation,
Mammoth Energy Partners LLC
and
Mammoth Energy Services, Inc.
Dated as of
May 12, 2017

ARTICLE 1	CONTRIBUTION

1.1	Contribution of Interests

1.2	Consideration

1.3	Tax Treatment

ARTICLE 2	REPRESENTATIONS AND WARRANTIES OF MAMMOTH

2.1	Organization of Mammoth

2.2	Power and Authority; Enforceability

2.3	No Violation; Necessary Approvals

2.4	Brokers’ Fees

2.5	Capitalization

2.6	Issuance of Common Stock

2.7	Registration Rights

2.8	Breach of Article 5 Representation and Warranty

ARTICLE 3	REPRESENTATIONS AND WARRANTIES OF MAMMOTH PARTNERS LLC

3.1	Organization of Mammoth Partners LLC

3.2	Power and Authority; Enforceability

3.3	No Violation; Necessary Approvals

3.4	Brokers’ Fees

3.5	Breach of Article 5 Representation and Warranty

ARTICLE 4	REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS

4.1	Organization of Contributors

4.2	Power and Authority; Enforceability

4.3	No Violation; Necessary Approvals

4.4	Title to Interests

4.5	Accredited Investor

4.6	Brokers’ Fees

ARTICLE 5	REPRESENTATIONS AND WARRANTIES RELATING TO STINGRAY CEMENTING

5.1	Organization of Stingray Cementing

5.2	Subsidiaries

5.3	Financial Statements; Records; Undisclosed Liabilities

5.4	Absence of Certain Changes

5.5	Contracts

5.6	Litigation

5.7	Taxes

5.8	Environmental Matters

5.9	Legal Compliance; Permits

5.10	Title to Properties

5.11	Insurance

5.12	No Violation; Necessary Approvals

ARTICLE 6	COVENANTS

6.1	Government Reviews

6.2	Covenants of Contributors

6.3	Covenants of Mammoth

6.4	Covenants of Mammoth Partners LLC

6.5	Notice

ARTICLE 7	CLOSING

7.1	Conditions Precedent

7.2	Time and Place; Closing

7.3	Contributors’ Closing Deliveries

7.4	Mammoth’s Closing Deliveries

7.5	Mammoth Partners LLC’s Closing Deliveries

ARTICLE 8	TERMINATION

8.1	Termination

8.2	Effect of Termination

ARTICLE 9	TAX MATTERS

9.1	Tax Returns

9.2	Transfer Taxes

9.3	Tax Indemnities

9.4	Scope

ARTICLE 10	INDEMNIFICATION

10.1	Survival

10.2	Indemnification

10.3	Indemnification Claim Procedures

10.4	Additional Agreements Regarding Indemnification

10.5	Consideration Adjustment

10.6	Exclusive Remedy

ARTICLE 11	MISCELLANEOUS

11.1	Definitions

11.2	Entire Agreement

11.3	Assignment; Binding Effect

11.4	Notices

11.5	Specific Performance; Remedies

11.6	Headings

11.7	Governing Law

11.8	Amendment; Extensions; Waivers

11.9	Severability

11.10	Expenses

11.11	Counterparts; Effectiveness

11.12	Construction

AMENDED AND RESTATED CONTRIBUTION AGREEMENT
This Amended and Restated Contribution Agreement, dated as of May 12, 2017, is by and among MEH Sub LLC, a Delaware limited liability company (“MEH Sub”), Wexford Offshore Stingray Pressure Pumping Corp., a Delaware corporation (“WO Stingray Pressure Pumping”), Gulfport Energy Corporation, a Delaware corporation (“Gulfport” and, together with MEH Sub and WO Stingray Pressure Pumping, the “Contributors,” and each, a “Contributor”), Mammoth Energy Partners LLC, a Delaware limited liability company (“Mammoth Partners LLC”), and Mammoth Energy Services, Inc., a Delaware corporation (“Mammoth”). The Contributors, Mammoth Partners LLC and Mammoth are hereinafter sometimes referred to individually as a “Party” and together as the “Parties.” This Amended and Restated Contribution Agreement amends and restates in its entirety that certain Contribution Agreement dated as of March 20, 2017 by and among MEH Sub, Gulfport, Mammoth Partners LLC and Mammoth (the “Original Agreement”). The Original Agreement, as amended and restated hereby, is referred to herein as the “Agreement.”
RECITALS
A.    The Contributors own, or as of the Closing will own, one hundred percent (100%) of the outstanding limited liability company interests in Stingray Cementing LLC, a Delaware limited liability company (“Stingray Cementing”), in the percentages set forth opposite their respective names on Schedule I hereto (collectively, the “LLC Interests”).
B.    At the Closing, each Contributor desires to contribute its LLC Interests to Mammoth Partners LLC for shares of Mammoth common stock, par value $0.01 per share (the “Common Stock”), upon the terms and conditions hereinafter set forth.
C.    Capitalized terms used but not immediately defined have the meanings ascribed to them in Section 11.1 of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
ARTICLE 1
CONTRIBUTION
1.1    Contribution of Interests. At the Closing and subject to the terms and conditions contained in this Agreement, each Contributor shall contribute, transfer, assign, convey and deliver to Mammoth Partners LLC as a contribution to the capital of Mammoth Partners LLC, and Mammoth Partners LLC shall acquire and accept all of such Contributor’s right, title and interest held in the LLC Interests.
1.2    Consideration. At the Closing, Mammoth, in exchange for the transfer of the LLC Interests to Mammoth Partners LLC, shall issue to each Contributor the number of shares of Common Stock of Mammoth set forth next to its name on Schedule II hereto (the “Closing Consideration”).

1.3    Tax Treatment.
(a)    This Agreement is part of a single larger transaction pursuant to an overall plan (the “Plan”) which consists of the Stock Distribution, the Stock Exchanges, the Asset Exchanges and the Wexford Holding Company Liquidations.
(b)    With respect to the Wexford Holding Companies, the Plan is intended to be treated for U.S. federal tax purposes as a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code.
(c)    The Asset Exchanges will be completed on or about the same date pursuant to the Plan. The Asset Exchanges, collectively, are intended to be treated for U.S. federal tax purposes as a tax-free transfer of property in exchange for the Common Stock of Mammoth pursuant to Section 351 of the Code and, in accordance therewith, the Parties acknowledge that immediately following the Asset Exchanges, Gulfport, Rhino Exploration LLC, a Delaware limited liability company (“Rhino”), MEH Sub and the Asset Holding Companies will collectively own more than eighty percent (80%) of all of the issued and outstanding Common Stock of Mammoth.
(d)    Each Contributor and Mammoth hereby agree to the U.S. federal income tax treatment described in this Section 1.3, and neither Mammoth nor any Contributor shall maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF MAMMOTH
Mammoth hereby represents and warrants to each Contributor as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
2.1    Organization of Mammoth. Mammoth (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the corporate power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Mammoth has not approved or taken any action, and there is not pending or, to Mammoth’s knowledge, threatened any action, suit, arbitration, mediation, investigation or similar proceeding (an “Action”) for the dissolution, liquidation, insolvency or rehabilitation of Mammoth.
2.2    Power and Authority; Enforceability. Mammoth has the relevant corporate power and authority necessary to execute and deliver this Agreement and each such other documents contemplated hereby and any amendments or supplements to any of the foregoing (collectively, the “Transaction Documents”) to which Mammoth is a party, and to perform and consummate the transactions contemplated by the Contribution (the “Transactions”). Mammoth has taken all action necessary to authorize the execution and delivery by Mammoth of each Transaction Document to which it is a party, the performance of Mammoth’s obligations thereunder, and the consummation by Mammoth of the Transactions. Each Transaction Document to which Mammoth is a party has been duly authorized, executed and delivered by Mammoth, and constitutes the legal, valid and binding obligation of Mammoth, enforceable against Mammoth in accordance with its terms except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting the rights of creditors and general principles of equity (the “Enforceability Exception”).
2.3    No Violation; Necessary Approvals. The execution and the delivery by Mammoth of this Agreement and the other Transaction Documents to which it is a party, the performance by Mammoth of its obligations hereunder and thereunder, and consummation of the Transactions by Mammoth will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any (i) law (statutory, common or otherwise), constitution, ordinance, rule, regulation, executive order or other similar authority (“Law”) enacted, adopted, promulgated or applied by any legislature, agency, bureau, branch, department, division, commission, court, tribunal or other similar recognized organization or body of any federal, state, county, municipal, local or foreign government or other similar recognized organization or body exercising similar powers or authority (a “Governmental Body”), (ii) order, ruling, decision, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Body or arbitrator (an “Order”), (iii) contract, agreement, arrangement, commitment, instrument, document or similar understanding (whether written or oral), including a lease, sublease and rights thereunder (“Contract”) or permit, license, certificate, waiver, notice and similar authorization (“Permit”) to which, in the case of (i), (ii) or (iii), Mammoth is a party or by which Mammoth is bound or any of its assets are subject, or (iv) any provision of the Organizational Documents of Mammoth as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by Mammoth, or any Common Stock owned by any of the stockholders of Mammoth, (c) require any Consent under any Contract or Organizational Document to which Mammoth is a party or by which it is bound or any of its assets are subject, except for any such Consents as have been or will be obtained, (d) require any Permit under any Law or Order other than (i) required filings with the Securities and Exchange Commission (the “Commission”) and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions, or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any equity interest in Mammoth, which have not been validly waived.
2.4    Brokers’ Fees. Mammoth has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which any Contributor could become directly or indirectly liable.
2.5    Capitalization. Mammoth’s authorized capital stock consists of 20,000,000 shares of preferred stock, par value $0.01 per share, none of which is issued and outstanding, and 200,000,000 shares of Common Stock, of which 37,500,000 shares are outstanding as of the Effective Date (excluding shares that may have been issued under the 2016 Plan). All of the issued and outstanding shares of Common Stock in Mammoth: (a) have been duly authorized and validly issued, and are fully paid and nonassessable, (b) were issued in compliance with all applicable state and federal securities Laws, and (c) were not issued in breach or violation of, or did not cause as a result of the issuance thereof a default under, any Contract with or right granted to any other Person. Except to the extent of any awards granted or to be granted under the 2016 Plan, Mammoth has no outstanding options, warrants, exchangeable or convertible securities, subscription rights, exchange rights, statutory pre-emptive rights, preemptive rights granted under its Organizational Documents, stock appreciation rights, phantom stock, profit participation or similar rights, or any other right or instrument pursuant to which any person may be entitled to purchase any security interests in Mammoth, and has no obligation to issue any rights or instruments (“Equity Rights”). Mammoth is not obligated to redeem or otherwise acquire any of its outstanding Common Stock or other equity interests.
2.6    Issuance of Common Stock. The Common Stock comprising the Closing Consideration, when issued and delivered to each Contributor in accordance with the terms of this Agreement for the consideration described in this Agreement, will have been (a) duly authorized and validly issued by Mammoth, (b) fully paid and non-assessable, (c) not subject to any preemptive or similar rights created by any Law or Order to which Mammoth is a party or by which it is bound, and (d) free and clear of all Liens, other than those created by the Contributors, including but not limited to those arising under applicable securities Laws.
2.7    Registration Rights. Except as described in the Investor Rights Agreement and the Holdings Registration Rights Agreement, Mammoth has not granted or agreed to grant any registration rights with respect to the registration of its securities under the Securities Act, including piggyback registration rights, to any Person.
2.8    Breach of Article 5 Representation and Warranty. Mammoth has no Actual Knowledge of any breach of any representation or warranty included in Article 5 hereof by any Contributor, or any action or event that would if subject to the Actual Knowledge of any Contributor constitute a breach of a representation or warranty included in Article 5 hereof by any Contributor.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF MAMMOTH PARTNERS LLC
Mammoth Partners LLC hereby represents and warrants to each Contributor as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:

3.1    Organization of Mammoth Partners LLC. Mammoth Partners LLC (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Mammoth Partners LLC has not approved or taken any action, and there is not pending or, to Mammoth Partners LLC’s knowledge, threatened any Action for the dissolution, liquidation, insolvency or rehabilitation of Mammoth Partners LLC.
3.2    Power and Authority; Enforceability. Mammoth Partners LLC has the relevant limited liability company power and authority necessary to execute and deliver this Agreement and each such other Transaction Documents to which Mammoth Partners LLC is a party, and to perform and consummate the Transactions. Mammoth Partners LLC has taken all action necessary to authorize the execution and delivery by Mammoth Partners LLC of each Transaction Document to which it is a party, the performance of Mammoth Partners LLC’s obligations thereunder, and the consummation by Mammoth Partners LLC of the Transactions. Each Transaction Document to which Mammoth Partners LLC is a party has been duly authorized, executed and delivered by Mammoth Partners LLC, and constitutes the legal, valid and binding obligation of Mammoth Partners LLC, enforceable against Mammoth Partners LLC in accordance with its terms subject to the Enforceability Exception.
3.3    No Violation; Necessary Approvals. The execution and the delivery by Mammoth Partners LLC of this Agreement and the other Transaction Documents to which it is a party, the performance by Mammoth Partners LLC of its obligations hereunder and thereunder, and consummation of the Transactions by Mammoth Partners LLC will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which Mammoth Partners LLC is a party or by which it is bound or any of its assets is subject, (b) result in the imposition of any Lien upon any assets owned by Mammoth Partners LLC, (c) require any Consent under any Contract or Organizational Document to which Mammoth Partners LLC is a party or by which it is bound or any of its assets are subject, except for any such Consents as have been or will be obtained, (d) require any Permit under any Law or Order other than (i) required filings with the Commission and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions, or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any equity interest in Mammoth Partners LLC, which have not been validly waived.
3.4    Brokers’ Fees. Mammoth Partners LLC has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which any Contributor could become directly or indirectly liable.
3.5    Breach of Article 5 Representation and Warranty. Mammoth Partners has no Actual Knowledge of any breach of any representation or warranty included in Article 5 hereof by any Contributor, or any action or event that would if subject to the Actual Knowledge of any Contributor constitute a breach of a representation or warranty included in Article 5 hereof by any Contributor.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS
Each Contributor hereby represents and warrants to Mammoth only as to itself as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
4.1    Organization of Contributors. MEH Sub (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. Each of WO Sturgeon Pressure Pumping and Gulfport (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the corporate power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. No Contributor has approved or taken any action, and there is not pending or (to such Contributor’s knowledge) threatened Action for the dissolution, liquidation, insolvency or rehabilitation of such Contributor.
4.2    Power and Authority; Enforceability. Contributor has the relevant company power and authority necessary to execute and deliver each Transaction Document to which it is a party and to perform and consummate the Transactions. Contributor has taken all action necessary to authorize its execution and delivery by such Contributor of each Transaction Document to which such Contributor is a party, the performance of its obligations thereunder and the consummation by such Contributor of the Transactions. Each Transaction Document to which a Contributor is a party has been duly authorized, executed and delivered by such Contributor, and constitutes the legal, valid and binding obligation of such Contributor, enforceable against such Contributor in accordance with its terms, subject to the Enforceability Exception.
4.3    No Violation; Necessary Approvals. The execution and the delivery by Contributor of this Agreement and the other Transaction Documents to which such Contributor is a party, the performance by such Contributor of its obligations hereunder and thereunder and the consummation of the Transactions by such Contributor will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which such Contributor is a party or by which it is bound or any of its assets is subject, or any provision of such Contributor’s Organizational Documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by such Contributor, including without limitation, the LLC Interests, (c) require any Consent under any Contract or Organizational Document to which such Contributor is a party or by which it is bound, other than such Consents that have been obtained or will be obtained prior to the Closing, or (d) require any Permit under any Law or Order other than (i) required filings with the Commission and pursuant to the HSR Act, and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions.
4.4    Title to Interests. Contributor owns, or prior to Closing will own, the LLC Interests set forth opposite its name on Schedule I attached hereto. There are no other outstanding Equity Interests owned in Stingray Cementing. Contributor is the record and beneficial owner of its LLC Interests and the sale and delivery of the LLC Interests to Mammoth Partners LLC and upon payment by Mammoth to such Contributor of its portion of the Closing Consideration, such Contributor will convey to Mammoth Partners LLC good and marketable title to its LLC Interests, free and clear of all Liens other than those arising under federal and state securities Laws. There are no transfer restrictions (other than applicable federal and state securities Laws), voting restrictions, preemptive rights, rights of first refusal or any other rights pursuant to any contract, arrangement or understanding entered into or acknowledged by Contributor or its Affiliates imposed upon or with respect to its LLC Interests, and no notices or consents to or from any other party are required under any agreement, Law, Order or otherwise with respect to the transfer of the LLC Interests hereunder by such Contributor, other than those arising under the limited liability company agreement of Stingray Cementing or under the Holdings Registration Rights Agreement and the Investor Rights Agreement. Contributor is not (and none of its respective Affiliates are) a party to any members’ agreement, voting trust or other similar contract or agreement with respect to such Contributor’s LLC Interests.
4.5    Accredited Investor. Contributor is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and will acquire the Common Stock for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state blue sky Laws or any other applicable securities Laws. Contributor acknowledges that the Common Stock will not be registered under the Securities Act or any applicable state securities law, and that the Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.
4.6    Brokers’ Fees. Contributor has no liability or obligation to pay any compensation to any broker, finder or agent with respect to the Transactions for which Mammoth or Mammoth Partners LLC could become directly or indirectly liable.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES RELATING TO STINGRAY CEMENTING

Since the formation of Mammoth Partners LLC, Mammoth Partners LLC has been responsible for the business operations of Stingray Cementing, and each Contributor has limited knowledge regarding the business and operations of Stingray Cementing. Accordingly, each Contributor hereby represents and warrants to Mammoth and Mammoth Partners LLC to its Actual Knowledge on a several basis as to its respective ownership in Stingray Cementing as of the Effective Date and as of the Closing Date (except to the extent that any such representation or warranty expressly relates to another date, in which case such representation or warranty shall be as of such date) as follows:
5.1    Organization of Stingray Cementing. Stingray Cementing (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and is in good standing under the Laws of each jurisdiction in which either the ownership of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, (c) has the limited liability company power and authority necessary to own or lease its properties and to carry on its business as currently conducted, and (d) is not in breach or violation of, or default under, any provision of its Organizational Documents. No Contributor has approved or taken any action, and there is not pending or (to such Contributor’s knowledge) threatened Action for the dissolution, liquidation, insolvency or rehabilitation of Stingray Cementing.
5.2    Subsidiaries. Stingray Cementing does not own any Equity Interests in any Person.
5.3    Financial Statements; Records; Undisclosed Liabilities.
(a)    True, accurate, correct and complete copies of the audited balance sheets as of December 31, 2016, December 31, 2015 and December 31, 2014, and the audited statements of operations, statements of cash flows and statements of member capital (deficit) for the years ended December 31, 2016, December 31, 2015 and December 31, 2014 of Stingray Cementing (as combined with Stingray Energy Services LLC, a Delaware limited liability company (“Stingray Energy”)) (collectively, the “Financial Statements”) have been provided to Mammoth. The Financial Statements (A) are in all material respects in accordance with the books and records of Stingray Cementing (as combined with Stingray Energy), (B) have been prepared in accordance with GAAP, consistently applied, and (C) present fairly, in all material respects, the financial position and the results of operations of Stingray Cementing (as combined with Stingray Energy).
(b)    Other than potential obligations associated with supply and service agreements, Stingray Cementing does not have any liabilities or obligations (whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due) reasonably expected to be in excess of $50,000, other than liabilities or obligations expressly reflected on, or reserved against in, the Financial Statements and those arising after the date of the most recent balance sheet in the ordinary course of business.
5.4    Absence of Certain Changes. Since December 31, 2016, (a) there has not been any Material Adverse Effect with respect to Stingray Cementing, (b) there has been no damage, destruction or loss to the assets or properties of Stingray Cementing which could reasonably be expected to have a Material Adverse Effect with respect to Stingray Cementing in excess of $50,000.
5.5    Contracts.
(a)    “Material Contracts” means each of the following agreements to which Stingray Cementing is a party:

(i)    each Contract for the sale or delivery of services and products involving aggregate payments in excess of $50,000 during any twelve (12) month period;
(ii)    each Contract for indebtedness;
(iii)    each Contract involving a remaining commitment to make capital expenditures in excess of $50,000;
(iv)    each Contract for lease of real or personal property involving payments in excess of $50,000 in any calendar year;
(v)    each Contract between any Contributor or Stingray Cementing that is not terminable at the Closing without penalty by Stingray Cementing;
(vi)    each Contract that provides for a limit on the ability to compete in any line of business or with any Person or in any geographic area during any period of time;
(vii)    any Contract that involves a standstill or similar arrangement;
(viii)    except for Contracts of the nature described in clauses (ii) through (vi) above, any Contract for the purchase of materials, supplies, goods, services, equipment or other assets that provides for aggregate payments of $50,000 or more in any twelve (12) month period;
(ix)    any employment, independent contractor or consulting Contract;
(x)    any management service, financial advisory or any other similar type of Contract;
(xi)    any Contract which contains restrictions with respect to payment of dividends or any other distribution in respect of the capital stock or other equity interests of Stingray Cementing;
(xii)    any Contract which is a current insurance policy of, or covering any of the material assets or a business of, Stingray Cementing;
(xiii)    any intellectual property contract material to the operations of the business of Stingray Cementing;
(xiv)    any Contract that grants or evidences a Lien on any properties or assets of Stingray Cementing other than Permitted Liens;
(xv)    any partnership or joint venture agreement (other than the Organizational Documents of Stingray Cementing); and
(xvi)    any Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) or granting to any Person a right of first refusal, first offer or right to purchase any of the assets of Stingray Cementing which right survives the Closing, other than Permitted Liens.
(b)    True and complete copies of all Material Contracts are available to Mammoth and Mammoth Partners LLC.

(c)    Each Material Contract (i) is in full force and effect, and (ii) represents the legal, valid and binding obligation of Stingray Cementing. Stingray Cementing nor any other party is in breach of any Material Contract, and none of the Contributors or Stingray Cementing has received any written notice of termination or breach of any Material Contract.
5.6    Litigation. Except as set forth in Schedule 5.6, since December 31, 2014, (a) there have not been and are not presently any legal actions before any Governmental Body or lawsuits pending or threatened against Stingray Cementing, and (b) Stingray Cementing is not subject to any injunction, order or unsatisfied judgment from any Governmental Body.
5.7    Taxes. (a) All Tax Returns required to be filed by Stingray Cementing or with respect to the acquisition, ownership or operation of Stingray Cementing’s assets have been duly and timely filed with the appropriate Tax Authority, and were, when filed, true, correct and complete in all material respects, (b) all material Taxes due and owing by Stingray Cementing or with respect to the acquisition, ownership or operation of Stingray Cementing’s assets have been timely paid in full, (c) there are no Liens (other than Permitted Liens) on any of the assets of Stingray Cementing that arose in connection with any failure (or alleged failure) to pay any Tax, (d) there is no claim, action or proceeding pending by any applicable Tax Authority in connection with any Tax due from Stingray Cementing or with respect to the acquisition, ownership or operation of Stingray Cementing’s assets, (e) no Tax Returns of Stingray Cementing or with respect to the acquisition, ownership or operation of Stingray Cementing’s assets are now under audit or examination by any Tax Authority, (f) there are no agreements or waivers providing for an extension of time with respect to the filing of any such Tax Returns or the assessment or collection of any such Tax, (g) no written claim has been made by any Tax Authority in a jurisdiction where Stingray Cementing does not file a Tax Return it is or may be subject to taxation in that jurisdiction, (h) Stingray Cementing is not a party to any Tax sharing agreement or otherwise liable for the Taxes of any other Person (including as a transferee or successor), and (i) Stingray Cementing has no liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or by Contract.
5.8    Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect with respect to Stingray Cementing, since December 31, 2014:
(a)    the operations of Stingray Cementing are in compliance with all Environmental Laws, which compliance includes the possession and maintenance of, and compliance with, all Permits required under all Environmental Laws;
(b)    Stingray Cementing is not the subject of any outstanding administrative or judicial order or judgment, agreement or arbitration award from any Governmental Body under any Environmental Laws requiring remediation or the payment of a fine or penalty or limiting the operations of Stingray Cementing;
(c)    Stingray Cementing is not subject to any action pending or threatened in writing, whether judicial or administrative, alleging noncompliance with or potential liability under any Environmental Law;
(d)    there has been no release of any Hazardous Substance into the environment by Stingray Cementing or its assets, operations and business except in compliance with applicable Environmental Law; and

(e)    there has been no exposure of any Person or property to any Hazardous Substances in connection with the operation of the assets of Stingray Cementing that could reasonably be expected to form the basis of a claim for damages or compensation.
5.9    Legal Compliance; Permits. Except with respect to (i) matters set forth on Schedule 5.6, if any, (ii) compliance with Laws concerning Taxes (as to which representations and warranties are made only pursuant to Section 5.7), and (c) compliance with Environmental Laws (as to which representations and warranties are made only pursuant to Section 5.8), since December 31, 2014:
(a)    Stingray Cementing is in compliance with all Laws in all material respects;
(b)    Stingray Cementing has not received written notice of any violation of any Law; and
(c)    Stingray Cementing possesses all Permits necessary for it to own its assets and operate its business as currently conducted, and all such Permits are in full force and effect.
5.10    Title to Properties. Stingray Cementing has good, valid and marketable title to all of its owned or leased real and personal property.
5.11    Insurance. Stingray Cementing is in compliance with any and all insurance policies covering its business, properties, assets or employees (including, without limitation, self-insurance) and all such policies are in full force and effect. All of such currently effective insurance policies are available to Mammoth and Mammoth Partners LLC.
5.12    No Violation; Necessary Approvals. The execution and the delivery by Contributor of this Agreement and the other Transaction Documents to which such Contributor is a party, the performance by such Contributor of its obligations hereunder and thereunder and the consummation of the Transactions by such Contributor will not (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, Contract or Permit to which Stingray Cementing is a party or by which it is bound or any of its assets are subject, or any provision of Stingray Cementing’s Organizational Documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by Stingray Cementing, (c) require any Consent under any Contract or Organizational Document to which Stingray Cementing is a party or by which it is bound, other than such Consents that have been obtained or will be obtained prior to the Closing, or (d) require any Permit under any Law or Order other than notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the Transactions.
ARTICLE 6
COVENANTS
6.1    Government Reviews.
(a)    From and after the Effective Date until the Closing, subject to the terms and conditions of this Agreement, each Party shall, and shall cause their respective Affiliates to, undertake commercially reasonable efforts to make or cause to be made promptly (and, in the case of filings required to be made pursuant to the HSR Act, if any, not later than ten (10) Business Days following the Effective Date) the filings required of such Party or any of its Affiliates under any Laws with connection with such filings; provided, however, that all filing fees payable to any Governmental Body relating to filings required to be made pursuant to the HSR Act shall be paid and borne by Mammoth. In furtherance and not in limitation of the foregoing, the Parties shall, to the extent permissible by Law, (i) cooperate with the other Parties and furnish to the other Parties all information in such Party’s possession that is necessary in connection with such other Party’s filings, (ii) promptly inform the other Parties of, and supply to such other Parties copies of any communication (or other correspondence or memoranda) from or to, and any proposed understanding or agreement with, any Governmental Body in respect of such filings, (iii) consult and cooperate with the other Parties and provide each other with a reasonable opportunity to provide comments in connection with any analyses, appearances, presentations, memoranda, briefs, arguments and opinions made or submitted by or on behalf of any Parties in connection with all meetings, actions and proceedings with any Governmental Body relating to such filings, and (iv) comply, as promptly as is reasonably practicable, with any requests received by the Parties or any of their Affiliates under the HSR Act and any other Laws for additional information, documents or other materials. If a Party intends to participate in any communication or meeting with any Governmental Body with respect to such filings, it shall give the other Parties reasonable notice of, and to the extent permitted by the Governmental Body, an opportunity to participate in any such meeting or communication. Parties shall jointly determine any strategy or tactic in complying with this Section 6.1, including Section 6.1(b).
(b)    The Parties shall, and shall cause their Affiliates to, use commercially reasonable efforts to (i) cause the expiration or early termination of the applicable waiting period under the HSR Act, if required, with respect to the Transactions as promptly as is practicable but in no event later than the Termination Date, and (ii) resolve any objection or assertion by any Governmental Body or any action or proceeding by any Governmental Body or other Person, whether by judicial or administrative action, challenging this Agreement or the consummation of the Transactions or the performance of obligations hereunder so as to enable the Closing to occur as soon as reasonably practicable (and in any event not later than the Termination Date). The Parties shall use commercially reasonable efforts to contest and resist any action or proceeding instituted (or threatened in writing to be instituted) by any Governmental Body challenging the Transactions as in violation of any Law.
6.2    Covenants of Contributors. From the Effective Date through the Closing, Contributor will:
(a)    Not, without the prior written consent of Mammoth or Mammoth Partners LLC, sell, transfer (or agree to sell or transfer) or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of its LLC Interests except pursuant to the Plan, or cause any transaction as to Stingray Cementing to be taken outside the ordinary course of business, including without limitation entering into any Material Contract or withdrawal or distribution of cash;
(b)    Not, without the prior written consent of Mammoth or Mammoth Partners LLC, cause or take any action that would render any of the representations or warranties set forth in Article 4 and Article 5 untrue in any material respect; or
(c)    Consent to or vote the shares of Common Stock they currently own in Mammoth in favor of the consummation of the Transactions.
6.3    Covenants of Mammoth. From the Effective Date through the Closing, and except as contemplated by or as may be specified in this Agreement or the Transactions, Mammoth will not, without the prior written consent of the Contributors:
(a)    Split, combine or reclassify any of its Equity Interests, declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of its Equity Interests, make any other actual, constructive or deemed distribution in respect of its Equity Interests or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its Subsidiaries; or
(b)    Cause or take any action that would render any of the representations and warranties set forth in Article 2 untrue in any material respect.
6.4    Covenants of Mammoth Partners LLC. From the Effective Date through the Closing, and except as contemplated by or as may be specified in this Agreement or the Transactions, Mammoth Partners LLC will not, without the prior consent of the Contributors, cause or take any action that would render any of the representations and warranties set forth in Article 3 untrue in any material respect.
6.5    Notice. From the Effective Date through the Closing, each Party shall give prompt written notice to the other Parties of (a) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, or (b) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.
ARTICLE 7
CLOSING
7.1    Conditions Precedent.
(a)    Conditions to Each Party’s Obligations. The obligations of each Party to effect the Transactions shall be subject to the satisfaction or waiver of the following conditions:
(i)    No Law or Order shall have been enacted, issued, entered, promulgated or enforced by any Governmental Body that prohibits the consummation of the Transaction;
(ii)    To the extent required, the waiting period under the HSR Act has expired or terminated, or early termination of the waiting period shall have been granted;
(iii)    The period after filing of the Information Statement has lapsed and the Transactions have been approved by the requisite vote of the outstanding shares of Common Stock of Mammoth;
(iv)    Observance on the Closing Date of all conditions expressed in Section 1.3 hereof including the execution and consummation of the transactions contemplated by the Distribution and Exchange Agreement, the Sturgeon Agreement and the Stingray Energy Agreement; and
(v)    No action, proceeding, investigation, regulation or litigation shall have been instituted or threatened before any court or Governmental Body to enjoin, restrain, prohibit or obtain damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the Transactions.
(b)    Conditions to Obligations of Mammoth and Mammoth Partners LLC. The obligations of Mammoth and Mammoth Partners LLC to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction (or waiver by it in writing) of the following conditions:
(i)    The representations and warranties of each Contributor contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);
(ii)    Each Contributor shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;
(iii)    There shall be no Liens on the LLC Interests except those arising under federal and state securities laws and those created by Mammoth or Mammoth Partners LLC; and
(iv)    Each Contributor shall have executed and delivered to Mammoth and Mammoth Partners LLC the documents required to be delivered by it pursuant to Section 7.3 hereof.
Any or all of the foregoing conditions may be waived by Mammoth and Mammoth Partners LLC in their sole and absolute discretion.
(c)    Conditions to Obligations of each Contributor. The obligations of each Contributor to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction (or waiver by it in writing) of the following conditions:
(i)    The representations and warranties of Mammoth and Mammoth Partners LLC contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date);
(ii)    Mammoth and Mammoth Partners LLC shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date; and
(iii)    Mammoth and Mammoth Partners LLC shall have executed and delivered to such Contributor the documents required to be delivered to such Contributor pursuant to Section 7.4 and Section 7.5 hereof.
Any or all of the foregoing conditions may be waived by a Contributor in its sole and absolute discretion.
7.2    Time and Place; Closing. Unless this Agreement shall have terminated pursuant to Article 8, the closing of the Transactions (the “Closing”) shall occur upon the satisfaction or waiver of the conditions in Section 7.1 (the “Closing Date”). The Closing shall take place at a place as determined by Mammoth and Mammoth Partners LLC. Occurrence of the Closing shall terminate any future performance or further accrual of fees due by Stingray Cementing to any Contributor or its Affiliates (other than Mammoth and its Subsidiaries) under any existing management or administrative services or financial advisory agreements. Any financial obligation of Stingray Cementing that is incurred or accelerated as a result of the Closing, shall be solely the responsibility of Mammoth and Mammoth Partners LLC.

7.3    Contributors’ Closing Deliveries. On the Closing Date, each Contributor shall deliver or cause to be delivered to Mammoth and Mammoth Partners LLC the following closing documents:
(a)    Instruments of conveyance and assignment, substantially in the form attached hereto as Exhibit A (the “Assignments”), and any other documents or certificates that are in the possession of such Contributor which are reasonably requested by Mammoth and Mammoth Partners LLC and are reasonably necessary or desirable in connection with the assignment, transfer, conveyance, contribution and delivery of the LLC Interests to Mammoth Partners LLC and to effectuate the Transactions;
(b)    A certificate from an officer of each Contributor stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(b); and
(c)    Such other documents, instruments and third party approvals as reasonably requested by Mammoth and Mammoth Partners LLC.
7.4    Mammoth’s Closing Deliveries. On the Closing Date, Mammoth shall deliver or cause to be delivered to the Contributors the following:
(a)    Mammoth Common Stock to each Contributor as specified on Schedule II attached hereto either in the form of one or more certificates or through the electronic registration of such shares of Common Stock;
(b)    A certificate from an officer of Mammoth stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(c); and
(c)    Such other documents, instruments and third party approvals as reasonably requested by the Contributors.
7.5    Mammoth Partners LLC’s Closing Deliveries. On the Closing Date, Mammoth Partners LLC shall deliver or cause to be delivered to the Contributors a certificate from an officer of Mammoth Partners LLC stating that all of the conditions to the Closing have been met as set forth in Section 7.1(a) and Section 7.1(c), and such other documents, instruments and third party approvals as reasonably requested by the Contributors.
ARTICLE 8
TERMINATION
8.1    Termination. This Agreement may be terminated as follows:
(a)    By mutual written consent of the Parties; or
(b)    By any Party upon written notice to each other Party if the Closing does not occur by July 31, 2017.
8.2    Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 8.1 (the date of such termination or abandonment is referred to in this Agreement as the “Termination Date”), this Agreement shall forthwith become void and have no effect without any liability on the part of any Party or its Affiliates, directors, officers, managers, members or stockholders other than the provisions of this Section 8 and Article 10 hereof. Nothing contained in this Section 8.2 shall relieve any Party from liability for any breach of this Agreement prior to such termination.

ARTICLE 9
TAX MATTERS
9.1    Tax Returns.
(a)    The Parties agree that the income of Stingray Cementing for the period up to and including the Closing Date will be reflected on the federal income Tax Returns of the Contributors, and that the income of Stingray Cementing for the period after the Closing Date will be reflected on the federal income Tax Return of Mammoth, to be allocated (i) in the case of any Taxes determined on a periodic basis, pro rata based on the number of days prior to or on the Closing Date (such amount to be allocated to the Contributors) and for any time thereafter (such amount to be allocated to Mammoth), or (ii) for all other Taxes, based on the closing of the books of Stingray Cementing as of the end of the Closing Date.
(b)    The Parties shall cooperate fully as and to the extent reasonably requested by the other Parties, to accomplish the apportionment of income described pursuant to this Section 9.1, requests for the provision of any information or documentation within the knowledge or possession of the other Parties as reasonably necessary to facilitate compliance with financial reporting obligations arising under ASC 740 (including accounting for uncertain tax positions), and any audit, litigation or other proceeding (each a “Tax Proceeding”) with respect to Taxes. Such cooperation shall include access to, the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any Tax Return or Tax Proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Mammoth will use reasonable efforts to cause Stingray Cementing to retain all books and records with respect to Tax matters pertinent to Stingray Cementing relating to any taxable period beginning before the Closing Date until the later of six (6) years after the Closing Date or the expiration of the applicable statute of limitations of the respective taxable periods (including any extensions thereof) and to abide by any record retention agreements entered into with any Tax Authority. Mammoth and the Contributors each agree, upon request, to use reasonable efforts to obtain any certificate or other document from any Tax Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the Transactions contemplated by this Agreement.
9.2    Transfer Taxes. Responsibility for the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the Transactions contemplated by this Agreement shall be borne 50% by Mammoth and 50% by the Contributors.
9.3    Tax Indemnities.
(a)    The Contributors shall be liable for, shall pay and shall protect, defend, indemnify and hold harmless Mammoth from and against all Damages such parties incur arising from (i) any breach of the representations and warranties contained in Section 5.7, (ii) any Taxes of the Contributors arising prior to and including the Closing Date, (ii) any liability of Stingray Cementing for the Tax of another Person as a result of being (A) a member of an affiliated, consolidated, combined or unitary group, or (B) a party to any Contract providing for an obligation to indemnify any other Person for Tax. Mammoth shall be solely liable for, shall pay and shall protect, defend, indemnify and hold harmless the Contributors from any and all Taxes which arise as a result of the ownership of the LLC Interests after the Closing Date.

(b)    If any claim (an “Indemnified Tax Claim”) is made by any Tax Authority that, if successful, would result in indemnification of any Party (the “Tax Indemnified Party”) by another Party (the “Tax Indemnifying Party”) under this Section 9.3, the Tax Indemnified Party shall promptly, but in no event later than the earlier of (i) forty-five (45) days after receipt of notice from the Tax Authority of such claim, or (ii) fifteen (15) days prior to the date required for the filing of any protest of such claim, notify the Tax Indemnifying Party in writing of such fact.
(c)    The Tax Indemnifying Party shall control all decisions with respect to any Tax Proceeding involving an Indemnified Tax Claim and the Tax Indemnified Party shall take such action (including settlement with respect to such Tax Proceeding or the prosecution of such Tax Proceeding to a determination in a court or other tribunal of initial or appellate jurisdiction) in connection with a Tax Proceeding involving an Indemnified Tax Claim as the Tax Indemnifying Party shall reasonably request in writing from time to time, including the selection of counsel and experts and the execution of powers of attorney; provided, however, that (i) within thirty (30) days after the notice required by Section 9.3(b) has been delivered (or such earlier date that any payment of Taxes with respect to such claim is due but in no event sooner than five (5) days after the Tax Indemnifying Party’s receipt of such notice), the Tax Indemnifying Party requests that such claim be contested, and (ii) if the Tax Indemnified Party is requested by the Tax Indemnifying Party to pay the Tax claimed and sue for a refund, the Tax Indemnifying Party shall have advanced to the Tax Indemnified Party, on an interest-free basis, the amount of such claim. The Tax Indemnified Party shall not make any payment of an Indemnified Tax Claim for at least thirty (30) days (or such shorter period as may be required by Law) after the giving of the notice required by Section 9.3(b) with respect to such claim, shall give to the Tax Indemnifying Party any information requested related to such claim and otherwise shall cooperate with the Tax Indemnifying Party in order to contest effectively any such claim.
9.4    Scope. Notwithstanding anything to the contrary herein, this Article 9 shall be the exclusive remedy for any claims relating to Taxes (including any claims relating to representations respecting tax matters in Section 5.7). The rights under this Article 9 shall survive the Closing until thirty (30) days after the expiration of the statute of limitations (including extensions) applicable to such Tax matter. No claim may be made or brought by any Party hereto after the expiration of the applicable survival period unless such claim has been asserted by written notice specifying the details supporting the claim on or prior to the expiration of the applicable survival period. For the avoidance of doubt, this Article 9 shall not be subject to the provisions of Article 10.
ARTICLE 10
INDEMNIFICATION
10.1    Survival. Subject to Article 9 relating to Taxes, the representations and warranties of the Parties contained in this Agreement and all covenants contained in this Agreement that are to be performed prior to the Closing will survive the Closing for a period of eighteen (18) months following the Closing, except in the case of fraud or willful misconduct, in which event the survival period shall extend to the applicable statute of limitations plus thirty (30) days. All covenants and agreements of the Parties contained in this Agreement to be performed after the Closing will survive the Closing in accordance with their terms.
10.2    Indemnification.
(a)    Each Contributor only as to itself shall indemnify and hold Mammoth and Mammoth Partners LLC, and their respective officers, directors, managers, employees, agents, representatives, members, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty such Contributor has made in this Agreement, or (ii) any breach, violation or default by such Contributor of any covenant, agreement or obligation of such Contributor in this Agreement. Notwithstanding the above, MEH Sub shall be jointly and severally liable for the indemnity obligations of WO Stingray Pressure Pumping hereunder.
(b)    Mammoth and Mammoth Partners LLC shall indemnify and hold each Contributor and its respective officers, directors, managers, employees, agents, representatives, controlling persons, members, partners, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty Mammoth or Mammoth Partners LLC has made in this Agreement, or (ii) any breach, violation or default by Mammoth or Mammoth Partners LLC of any covenant, agreement or obligation of Mammoth or Mammoth Partners LLC in this Agreement.
(c)    Notwithstanding anything in this Article 10 to the contrary, all Damages relating to Taxes which are subject to Article 9 shall only be subject to indemnification under Section 9.3.
10.3    Indemnification Claim Procedures.
(a)    If any Action is commenced or threatened that may give rise to a claim for indemnification (an “Indemnification Claim”) by any person entitled to indemnification under this Agreement (each, an “Indemnified Party”) against any person obligated to indemnify an Indemnified Party (an “Indemnitor”), then such Indemnified Party will promptly give written notice to the Indemnitor. Such notice will describe the Indemnification Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Damages that have been or may be sustained by the Indemnified Party. In the event of a delay in the Indemnified Party providing such notice, the Indemnitor shall not be responsible for damages resulting from any such delay, including damages resulting from an inability to mitigate or a delay in mitigating damages. An Indemnitor may elect at any time to assume and thereafter conduct the defense of the Indemnification Claim with counsel of the Indemnitor’s choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnitor will not approve of the entry of any judgment or enter into any settlement with respect to the Indemnification Claim without the Indemnified Party’s prior written approval (which must not be withheld unreasonably). Until an Indemnitor assumes the defense of the Indemnification Claim, the Indemnified Party may defend against the Indemnification Claim in any manner the Indemnified Party reasonably deems appropriate. If the Indemnified Party gives an Indemnitor notice of an Indemnification Claim and the Indemnitor does not, within ten (10) days after such notice is given, give notice to the Indemnified Party of its election to assume the defense of such Indemnification Claim and thereafter promptly assume such defense, then the Indemnitor will be bound by any judicial determination made with respect to such Indemnification Claim or any compromise or settlement of such Indemnification Claim effected by the Indemnified Party.
(b)    A claim for any matter not involving a third party may be asserted by notice to the Party from whom indemnification is sought.
10.4    Additional Agreements Regarding Indemnification.
(a)    The Contributors shall not have any liability arising out of or relating to Section 10.2(a) for breaches of representations and warranties except if the aggregate Damages actually incurred by the Indemnified Party thereunder exceed $125,000, except in the case of fraud or willful misconduct, in which event there shall be no exception to liability.

(b)    In no event shall the aggregate liability of the Contributors arising out of or relating to Section 10.2(a) for breaches of representations or warranties exceed twenty-five percent (25%) of the value of the Closing Consideration on the Closing Date, except in the case of fraud or willful misconduct, in which event there shall be no limitation on liability.
(c)    For the avoidance of doubt, nothing in this Section 10.4 shall affect the provisions of Article 9.
10.5    Consideration Adjustment. The Parties agree to treat all payments made pursuant to this Article 10 as adjustments to the capital contribution for Tax purposes, except as otherwise required by Law following a final determination by the U.S. Internal Revenue Service or a Governmental Body with competent jurisdiction.
10.6    Exclusive Remedy.
(a)    No Party shall have any liability for contribution, and no Party shall make any such claim, for any Damages or other matter (and the Parties each hereby waive any right of contribution against the other and their respective Affiliates), under, arising out of or relating to this Agreement, any other document, agreement, certificate or other matter delivered pursuant hereto or the Transactions contemplated hereby, whether based on contract, tort, strict liability, other Laws or otherwise.
(b)    NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO PARTY SHALL BE LIABLE FOR SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, LOST PROFITS, LOST OPPORTUNITIES OR OTHER SPECULATIVE DAMAGES, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY, OTHER LAW OR OTHERWISE AND WHETHER OR NOT ARISING FROM ANY OTHER PARTY’S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT; PROVIDED, HOWEVER, THAT THIS SECTION 10.6 SHALL NOT LIMIT A PARTY’S RIGHT TO RECOVERY UNDER ARTICLE 10 FOR ANY SUCH DAMAGES TO THE EXTENT SUCH PARTY IS REQUIRED TO PAY SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A MATTER FOR WHICH SUCH PARTY IS OTHERWISE ENTITLED TO INDEMNIFICATION UNDER ARTICLE 10.
ARTICLE 11
MISCELLANEOUS
11.1    Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below.
“Action” has the meaning set forth in Section 2.1.
“Actual Knowledge” means (a) with respect to MEH Sub and WO Stingray Pressure Pumping, the actual knowledge of Marc McCarthy, (b) with respect to Gulfport, the actual knowledge of Mike Moore and Keri Crowell, (c) with respect to Mammoth, the actual knowledge of Arty Straehla and Mark Layton, and (d) with respect to Mammoth Partners LLC, the actual knowledge of Arty Straehla and Mark Layton, in each case without any duty of inquiry.
“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by”

and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.
“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Assignments” has the meaning set forth in Section 7.3(a).
“Asset Exchanges” means the contributions to Mammoth Partners LLC of all the outstanding limited liability company interests in (a) Stingray Cementing pursuant to this Agreement, (b) Sturgeon pursuant to the Sturgeon Agreement, and (c) Stingray Energy pursuant to the Stingray Energy Agreement, in each case in exchange for newly issued shares of Mammoth Common Stock.
“Asset Holding Companies” means Wexford Offshore Stingray Pressure Pumping Corp., Wexford Offshore Stingray Energy Corp. and Wexford Offshore Sturgeon Corp.
“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Oklahoma and the State of New York.
“Closing” or “Closing Date” has the meaning set forth in Section 7.2.
“Closing Consideration” has the meaning set forth in Section 1.2.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commission” has the meaning set forth in Section 2.3.
“Common Stock” has the meaning set forth in the Recitals.
“Consent” means any consent, order, waiver, approval or authorization of, or registration, qualification, designation, declaration or filing with, any Person or Governmental Body or under any applicable Laws.
“Contract” has the meaning set forth in Section 2.3.
“Contribution” means the Contributors’ contribution of the LLC Interests to Mammoth Partners LLC in return for shares of Common Stock of Mammoth pursuant to this Agreement.
“Contributor” or “Contributors” has the meaning set forth in the introductory paragraph hereto.
“Damages” means all losses (including diminution in value), damages and other costs and expenses of any kind or nature whatsoever, whether known or unknown, contingent or vested, matured or unmatured, and whether or not resulting from third-party claims, including costs (including reasonable fees and expenses of attorneys, other professional advisors and expert witnesses and the allocable portion of the relevant person’s internal costs) of investigation, preparation and litigation in connection with any Action or threatened Action.
“Distribution and Exchange Agreement” means the Distribution and Exchange Agreement entered into by Mammoth, Mammoth Energy Holdings LLC and the Stock Holding Companies, pursuant to which Mammoth Energy Holdings LLC shall exchange with and distribute a portion of its Mammoth Common Stock to each Stock Holding Company.

“Effective Date” means (a) as to MEH Sub, Gulfport, Mammoth Partners LLC and Mammoth, March 20, 2017, the date of the Original Agreement, and (b) as to WO Stingray Pressure Pumping, the date of this Agreement.
“Enforceability Exception” has the meaning set forth in Section 2.2.
“Environmental Law” means any Law relating to the environment, natural resources, human health and safety, or the protection thereof, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., and any Law relating to the prevention of pollution, remediation of contamination or the restoration of environmental quality, and all analogous state or local statutes, and the regulations promulgated pursuant thereto.
“Equity Interest” means (a) with respect to a corporation, any and all shares of capital stock and any Equity Rights with respect thereto, (b) with respect to a partnership, limited liability company, trust, or similar Person, any and all units, interests or other partnership/limited liability company interests, and any Equity Rights with respect thereto, and (c) any other direct or indirect equity ownership or participation in a Person.
“Equity Rights” has the meaning set forth in Section 2.5.
“Financial Statements” has the meaning set forth in Section 5.3(a).
“GAAP” means generally accepted accounting principles of the United States, consistently applied.
“Governmental Body” has the meaning set forth in Section 2.3.
“Gulfport” has the meaning set forth in the introductory paragraph hereto.
“Hazardous Substance(s)” means each substance defined, designated or classified as a hazardous waste, hazardous substance, hazardous material, solid waste, pollutant, contaminant or toxic substance under any Environmental Law and any petroleum or petroleum products that have been released into the environment.
“Holdings Registration Rights Agreement” means that certain Registration Rights Agreement dated as of October 12, 2016 by and between Mammoth and Mammoth Energy Holdings LLC, a Delaware limited liability company, as amended or supplemented.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and regulations promulgated thereunder.
“Indemnification Claim” has the meaning set forth in Section 11.3(a).
“Indemnified Party” has the meaning set forth in Section 11.3(a)
“Indemnitor” has the meaning set forth in Section 11.3(a).

“Information Statement” means collectively, the preliminary and definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act and Rule 14c-2 thereunder to be filed by Mammoth in connection with the Transactions.
“Investor Rights Agreement” means that certain Investor Rights Agreement dated as of October 12, 2016 by and between Mammoth and Gulfport.
“Law” has the meaning set forth in Section 2.3.
“Lien” means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever.
“LLC Interests” has the meaning set forth in the Recitals.
“Mammoth” has the meaning set forth in the introductory paragraph hereto.
“Mammoth Partners LLC” has the meaning set forth in the introductory paragraph hereto.
“Material Adverse Effect” with respect to any Person, means, any circumstance, change or effect that, individually or in the aggregate, (a) is or would reasonably be expected to be materially adverse to the business, operations or financial condition of such Person and its Subsidiaries, taken as a whole, or (b) materially impedes or would reasonably be expected to impede the ability of the Parties to complete the Transactions.
“Material Contracts” has the meaning set forth in Section 5.5(a).
“MEH Sub” has the meaning set forth in the introductory paragraph hereto.
“Order” has the meaning set forth in Section 2.3.
“Organizational Documents” means with respect to any entity, the certificate of formation, limited liability company agreement or operating agreement, participating agreements, certificate of incorporation, bylaws, certificate of limited partnership, limited partnership agreement and any other governing instrument, as applicable.
“Original Agreement” has the meaning set forth in the introductory paragraph hereto.
“Party” or “Parties” has the meaning set forth in the introductory paragraph hereto.
“Permit” has the meaning set forth in Section 2.3.
“Permitted Liens” means (a) Liens for Taxes not yet delinquent or being contested in good faith by appropriate proceedings, (b) statutory Liens (including materialmen’s, warehousemen’s, mechanic’s, repairmen’s, landlord’s and other similar Liens) arising in the ordinary course of business securing payments not yet delinquent or being contested in good faith by appropriate proceedings, (c) the rights of lessors and lessees under leases, and the rights of third parties under any agreement, in each case executed in the ordinary course of business and that do not materially and adversely affect the ability of Stingray Cementing to conduct its business as currently conducted, (d) the rights of licensors and licensees under licenses executed in the ordinary course of business and that do not materially and adversely affect the ability of Stingray Cementing to conduct its business as currently conducted, (e) restrictive covenants, easements and defects, imperfections or irregularities of title or Liens, if any, of a nature that do not materially and adversely affect the assets or properties subject thereto, (f) preferential purchase rights and other similar arrangements with respect to which consents or waivers are obtained for the Transactions or as to which the time for asserting such rights has expired at the Closing Date without an exercise of such rights, (g) restrictions on transfer with respect to which consents or waivers are obtained for the Transactions, and (h) Liens granted in the ordinary course of business which do not secure the payment of indebtedness and which do not materially and adversely affect the ability of Stingray Cementing to conduct its business as currently conducted.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.
“Plan” has the meaning set forth in Section 1.3(a).
“Rhino” has the meaning set forth in Section 1.3(c).
“Securities Act” means Securities Act of 1933, as amended.
“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Stingray Cementing” has the meaning set forth in the Recitals.
“Stingray Energy” has the meaning set forth in Section 5.3(a).
“Stingray Energy Agreement” means that certain Amended and Restated Contribution Agreement dated as of the date hereof by and among MEH Sub, Wexford Offshore Stingray Energy Corp., Gulfport, Mammoth Partners and Mammoth.
“Stock Distribution” means the distribution of shares of Mammoth Common Stock pursuant to the Distribution and Exchange Agreement.
“Stock Exchanges” means the exchange of outstanding shares of Mammoth Common Stock for newly issued shares of Mammoth Common Stock to each Stock Holding Company pursuant to the Distribution and Exchange Agreement.
“Stock Holding Companies” means Wexford Offshore Bison Corp., Wexford Offshore Muskie Corp., Wexford Offshore Redback Corp., Wexford Offshore Redback Coil Tubing Corp., Wexford Offshore Stingray Logistics Corp. and Wexford Offshore Stingray Pressure Pumping Corp.
“Sturgeon” means Sturgeon Acquisitions LLC, a Delaware limited liability company.
“Sturgeon Agreement” means that certain Amended and Restated Contribution Agreement dated as of the date hereof by and among MEH Sub, Wexford Offshore Sturgeon Corp.; Gulfport, Rhino, Mammoth Partners LLC and Mammoth.
“Subsidiary” means any corporation, partnership, limited liability company, joint venture, trust or other legal entity which the applicable Person owns (either directly or through or together with another Subsidiary) either (a) a general partner, managing member or other similar interest, or (b) (i) more than 50% of the equity interests, or (ii) more than 50% of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity.

“Tax” means all taxes, assessments, duties, levies, imposts or other similar charges imposed by a Governmental Body, including all income, franchise, profits, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profits, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental (including taxes under Code Section 59A), alternative minimum, add-on, value-added, backup withholding and other taxes, assessments, duties, levies, imposts or other similar charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and all estimated taxes, deficiency assessments, additions to tax, additional amounts imposed by any Governmental Body, penalties and interest.
“Tax Authority” means any Governmental Body having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Tax Indemnified Party” has the meaning set forth in Section 9.3(b).
“Tax Indemnifying Party” has the meaning set forth in Section 9.3(b).
“Tax Proceeding” has the meaning set forth in Section 9.1(b).
“Tax Return” means any report, return, election, document, estimated Tax filing, declaration or other filing provided to any Tax Authority, including any amendments thereto.
“Termination Date” has the meaning set forth in Section 8.2.
“Transaction Documents” has the meaning set forth in Section 2.2.
“Transactions” has the meaning set forth in Section 2.2.
“2016 Plan” means the Mammoth Energy Services, Inc. 2016 Equity Incentive Plan.
“Wexford Holding Companies” means the Stock Holding Companies and the Asset Holding Companies (noting for the sake of clarity that Wexford Offshore Stingray Pressure Pumping Corp. is both a Stock Holding Company and an Asset Holding Company).
“Wexford Holding Company Liquidations” means the liquidation of each of the Wexford Holding Companies, which is expected to follow the Stock Exchange and the Asset Exchanges and in the course of which each Holding Company will distribute shares of Mammoth Common Stock to its shareholders.
“WO Stingray Pressure Pumping” has the meaning set forth in the introductory paragraph hereto.
11.2    Entire Agreement. This Agreement, together with the other Transaction Documents and all schedules, exhibits, annexes or other attachments hereto or thereto, and the certificates, documents, instruments and writings that are delivered pursuant hereto or thereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Except as provided in Article 10, there are no third party beneficiaries having rights under or with respect to this Agreement.
11.3    Assignment; Binding Effect. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties, and any such assignment by a Party without prior written approval of the other Parties will be deemed invalid and not binding on such other Party. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.
11.4    Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and must be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, to the intended recipient at the address set forth for the recipient on the signature page (or to such other address as any Party may give in a notice given in accordance with the provisions hereof). All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) Business Day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, or (iv) if sent by electronic mail, upon the recipient’s confirmation in writing of receipt of such electronic mail, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a Business Day, or is received on a day that is not a Business Day, then such notice, request or communication will not be deemed effective or given until the next succeeding Business Day. Notices, requests and other communications sent in any other manner will not be effective.
11.5    Specific Performance; Remedies. Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any Action or proceeding instituted in any state or federal court sitting in Oklahoma City, Oklahoma having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Nothing herein will be considered an election of remedies. No recourse shall be had against any natural Person for any claim of Damages based on this Agreement or any other relief under any rule of law or equity, or statute, and all such liability of any such natural Persons is hereby expressly waived and released as a condition of and consideration for the execution of this Agreement by the Parties.
11.6    Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
11.7    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.
11.8    Amendment; Extensions; Waivers. No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same is in writing, makes reference to this Agreement and the provision(s) to be amended, modified, replaced, terminated or canceled and is signed by each Contributor, Mammoth and Mammoth Partners LLC. Each waiver of a right hereunder does not extend beyond the specific event or circumstance giving rise to the right. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

11.9    Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.
11.10    Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. No Contributor shall have any liability or responsibilities for any costs or expenses incurred by another Contributor in connection with the preparation, execution and performance of the Transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. Notwithstanding the above, MEH Sub shall be solely responsible for the reasonable costs and expenses incurred by Mammoth, including those of its accountants and attorneys, directly arising out of the preparation, negotiation and execution of this amendment and restatement of the Original Agreement.
11.11    Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each Party and delivered to the other Party.
11.12    Construction. This Agreement has been freely and fairly negotiated among the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date and year first above written.
GULFPORT ENERGY CORPORATION

By:    /s/ Michael G. Moore
Michael G. Moore
President and Chief Executive Officer

Address for Notices:
Gulfport Energy Corporation
14313 North May Avenue, Suite 100
Oklahoma City, Oklahoma 73134
Email: mmoore@gulfportenergy.com

MEH SUB LLC

By:    Wexford Capital LP, its Manager

By:    Wexford GP LLC, its General Partner

By:    /s/ Arthur Amron
Arthur Amron
Vice President and Assistant
Secretary

Address for Notices:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Email:    legal@wexford.com

WEXFORD OFFSHORE STINGRAY PRESSURE PUMPING CORP.

By: /s/ Arthur Amron
Arthur Amron
Vice President and Assistant Secretary

Address for Notices:
c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Email:    legal@wexford.com

MAMMOTH PARTNERS LLC:

MAMMOTH ENERGY PARTNERS LLC

By:    /s/ Arty Straehla
Arty Straehla
Chief Executive Officer

Address for Notices:
Mammoth Energy Partners LLC
4727 Gaillardia Parkway, Suite 200
Oklahoma City, Oklahoma 73142
Email: astraehla@mammothenergy.com

MAMMOTH:

MAMMOTH ENERGY SERVICES, INC.

By:    /s/ Arty Straehla
Arty Straehla
Chief Executive Officer

Address for Notices:
Mammoth Energy Services, Inc.
4727 Gaillardia Parkway, Suite 200
Oklahoma City, Oklahoma 73142
Email: astraehla@mammothenergy.com

Exhibit B

Fairness Opinion of Evercore

March 20, 2017

Special Committee of the Board of Directors of
Mammoth Energy Services, Inc.
4727 Gaillardia Parkway, Suite 200
Oklahoma City, OK 73142

Members of the Special Committee of the Board of Directors:

We understand that Mammoth Energy Services, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), is evaluating the proposed acquisition of Stingray Energy Services, LLC (“Stingray Energy”), Stingray Cementing, LLC (“Stingray Cementing”) and Sturgeon Acquisitions LLC, the 100% owner of Taylor Frac, LLC and certain other assets (“Sturgeon”, and together with Stingray Energy and Stingray Cementing, the “Incubator Companies”), from MEH Sub LLC, Gulfport Energy Corporation and Rhino Exploration LLC together, the “Contributors”). The Contributors have offered to contribute the Incubator Companies to the Company in exchange for the issuance of 7,000,000 shares of common stock, par value $0.01 per share of the Company (the “Proposed Consideration”) to the Contributors (the “Proposed Transactions”).

The Special Committee of the Board of Directors of Mammoth Energy Services, Inc. (the “Special Committee”), has asked us whether, in our opinion, as of the date hereof, the Proposed Consideration is fair, from a financial point of view, to the Company, as consideration for the Incubator Companies in connection with the Proposed Transactions.

In connection with rendering our opinion, we have, among other things:

reviewed certain publicly-available historical business and financial information relating to the Company that we deemed relevant, including as set forth in the Registration Statement on Form S-1/A dated October 3, 2016, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, the Annual Report on Form 10-K for the year ended December 31, 2016 and certain Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Company;

reviewed certain non-public projected financial and operating data relating to the Incubator Companies, as prepared and furnished to us by management of the Company;

reviewed certain non-public projected financial and operating data relating to the Company, as prepared and furnished to us by management of the Company;

discussed projected financial and operating data relating to the Incubator Companies and the Company with management of the Company, including their views on the risks and uncertainties of achieving such projections;

reviewed publicly available research analyst estimates for the Company’s future financial performance on a standalone basis;

performed discounted cash flow analyses based on forecasts and other data provided by management of the Company;

reviewed the financial metrics of certain historical transactions that we deemed relevant and compared such financial metrics to those implied by the Proposed Transactions;

compared the projected financial performance of the Incubator Companies and the Company with those of certain publicly-traded entities that we deemed relevant;

reviewed the March 20, 2017 drafts of the Contribution Agreements for the Proposed Transactions (the “Agreements”); and

performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate for the purposes of providing the opinion contained herein.

For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial and operating data relating to the Incubator Companies and the Company, we have assumed that such data has been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Incubator Companies and the Company, as applicable, under the assumptions reflected therein. We express no view as to any projected financial or operating data or any judgments, estimates or assumptions on which they are based.

For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreements in the draft form reviewed by us are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreements and that all conditions to the consummation of the Proposed Transactions will be satisfied without material waiver or modification thereof. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Proposed Transactions will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company, the Incubator Companies, the Proposed Consideration or the consummation of the Proposed Transactions or reduce the benefits of the Proposed Transactions to the Company, in each case, in any way material to our analysis. We have assumed that the final versions of all documents reviewed by us in draft form will conform in all material respects to the drafts reviewed by us.

We have neither made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company or the Incubator Companies, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company or the Incubator Companies under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the Company, from a financial point of view, of the Proposed Consideration to be paid by the Company for the Incubator Companies pursuant to the Agreement. We do not express any view on, and our opinion does not address, the fairness of the Proposed Consideration to constituencies other than the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of any party to the Agreement or the Incubator Companies or any of their respective affiliates, or any class of such persons, whether relative to the Proposed Transactions or otherwise. We have assumed that any modification to the structure of the Proposed Transactions will not vary the Proposed Transactions in any respect material to our analysis. For purposes of rendering our opinion, we have considered the Incubator Companies in the aggregate and the Proposed Consideration to be exchanged in respect thereof in the aggregate and we do not express any view on the fairness of the Proposed Consideration for a particular interest when considered individually. Our opinion does not address the relative merits of the Proposed Transactions as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Proposed Transactions. This letter, and our opinion, does not constitute a recommendation to the Special Committee or to any other persons in respect of the Proposed Transactions. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by management of the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

We received an initial fee for our services and will receive additional fees upon the rendering of this opinion and the closing of the Proposed Transactions. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof other than with respect to this opinion, no material relationship existed between Evercore Group L.L.C. or its affiliates and the Company pursuant to which compensation was received or was intended to be received by Evercore or its affiliates as a result of such a relationship. We may provide financial or other services to the Company in the future and in connection with any such services we may receive compensation.

Evercore Group L.L.C. and its affiliates engage in a wide range of activities for their own accounts and the accounts of customers. In the ordinary course of business, Evercore Group L.L.C. and its affiliates and their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products relating to the Company and their respective affiliates, and accordingly, may at any time hold a long or short position in such securities or instruments.

This letter, and the opinion expressed herein, is addressed to, and is for the information and benefit of, the Special Committee (in its capacity as such) in connection with its evaluation of the Proposed Transactions. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

This letter, including the opinion expressed herein, may not be disclosed, quoted, referred to or communicated (in whole or in part) to, or relied upon by, any third party, nor shall any public reference to us be made, for any purpose whatsoever except as set forth in the engagement letter, dated February 3, 2017, among the Company, the Special Committee and Evercore Group L.L.C.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Proposed Consideration to be paid by the Company for the Incubator Companies pursuant to the Agreement is fair, from a financial point of view, to the Company.
Very truly yours,
EVERCORE GROUP L.L.C.
By: /s/Raymond B. Strong III
Raymond B. Strong III
Senior Managing Director